UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Ave., Suite 4400

Los Angeles, CA 90071-3106

(Name and address of agent for service)

800-331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT INTERNATIONAL EQUITY FUND GLOBAL EQUITY FUND GLOBAL EQUITY INCOME FUND GLOBAL OPPORTUNITIES VALUE FUND EMERGING MARKETS VALUE FUND INTERNATIONAL SMALL CAP EQUITY FUND SMALL CAP VALUE FUND CORE PLUS FIXED INCOME FUND For the year ended September 30, 2018 Brandes Investments trust

Brandes International Equity Fund

Dear Fellow Investor,

The net asset value per share of the Brandes International Equity Fund (Class I Shares) advanced 3.23% in the year ending September 30, 2018. For the same period, the MSCI EAFE Index gained 2.74%.

Share price advances among our energy holdings, including Russia-based Surgutneftegas and Lukoil, as well as Brazil’s Petrobras, aided returns in the period. These companies saw enhanced operating results in a higher oil-price environment. Additionally, Petrobras had a legal settlement that came in below market expectations. The market also welcomed the news that the Brazilian government made good on its promise to cover the losses resulting from diesel price controls and has made two cash payments to Petrobras.

Among the fund’s holdings in pharmaceuticals, the market reacted favorably to Taisho Pharmaceutical’s improved earnings and became more optimistic about Daiichi Sankyo’s drug pipeline. Additionally, Daiichi improved its operational results and continued to return excess capital to shareholders, which boosted its shares.

Share price advances for Japanese pharmaceutical Astellas also added to results. Founded in 2005 through the merger of Yamanouchi Pharmaceutical and Fujisawa Pharmaceutical, Astellas is one of Japan’s largest pharmaceutical companies. Our familiarity with Astellas dates back well over a decade, as our analyst had covered both Yamanouchi and Fujisawa before they merged. We have also owned Astellas at different times in the past 10 years when we felt that the market was providing an attractive discount to our intrinsic value estimate.

Most recently, we initiated a position in 2017 after the share price declined. Government-mandated price cuts and increased generic competition led to a tough environment for pharmaceutical firms in Japan. For Astellas, the upcoming patent expiration of two of its drugs in the United States, which accounted for about 10% of sales, presented an additional challenge.

Our analysis showed that the market appeared to give very little credit to the company’s research and development (R&D) as the stock was trading near the value of its currently marketed products. We appreciated that Astellas maintained a strong balance sheet and had a good history of returning cash to shareholders through increasing dividend payments and share buybacks. We also believed there was upside potential as the company worked on operational efficiency and improved its R&D pipeline. Moreover, it was our view that the growth in Astellas’ U.S. products would likely offset the impact of the patent expiration.

Market optimism has recently returned following the company’s strong growth in the United States and increasingly positive development in its pipeline. In the year, the shares appreciated toward our estimate of their intrinsic value and we divested our position.

Brandes International Equity Fund

Food and staples retailers helped returns over the period with Tesco’s share price rising on the back of improved sales growth and earnings. Meanwhile, J Sainsbury saw its stock appreciate after announcing its intention to merge with its competitor, Asda, which would result in the largest grocery store in the United Kingdom. Overall, UK grocers owned in the fund have improved their operations to better compete with discount format grocers.

On a regional basis, holdings in Japan, Russia and the United Kingdom contributed to performance. In addition to Japanese pharmaceutical businesses, other contributors in Japan included automaker Honda Motor and Sumitomo Mitsui Trust (Financials).

While British food retailer’s performance was strong U.K.-based oil firm BP also saw its share prices increase after announcing a stock-buyback program.

Areas of underperformance in the fund included holdings in France, Mexico and Italy.

France-based Publicis Group, saw its share price fall on industry-wide concerns around slowing growth. Trading at less than 12x forward earnings at the end of September, Publicis remains an attractive investment opportunity for us.

Mexican real estate investment trusts Fibra Uno (FUNO) and cement producer Cemex also dragged on performance.

In late September, FUNO received approval for a shelf registration (i.e., a method for companies to register public offerings without having to sell them immediately), which allows the company to issue up to 1.5 billion shares and Mex$ 55 billion of debt within a five-year period. FUNO initiated an equity offering shortly thereafter. Even though company management acknowledges that issuing equity at the current share price is dilutive, it feels that the prevailing market environment warrants a buildup of cash, which can be used to finance large-scale real estate projects and to be reserved in anticipation of market disruptions (e.g., from the Mexican national election in 2018 and other events). Although we believed there were other preferred methods to raise capital and we voted against the shelf registration, we participated in the offering to add to our allocation as the company continued to be undervalued based on our analysis.

Diversified Telecommunication Services, Media and stock specific declines among Diversified Financial Services also detracted from returns.

Telecom Italia under-performed amid a difficult domestic competitive environment and weaker-than-expected earnings. Additionally, concerns about the fiscal discipline of the new Italian government weighed on Italian stocks, including that of Telecom Italia. While our telecom holdings have experienced challenging performance this year, they trade at what we consider very low multiples (as of September 30) and represent appealing investment opportunities with high margins of safety.

Brandes International Equity Fund

Among media businesses held in the fund, WPP’s share price fell after the company lowered its sales growth guidance as a result of advertising budget cuts at consumer goods companies, which make up a meaningful portion of WPP’s client base. Fast-changing technology and migration to online advertising have also put pressure on WPP’s shares.

Ad agencies, including WPP, had previously been regarded as high-growth companies. However, given spending pressure and business model changes within the industry, the market has begun to anticipate lower growth potential. While we agree with this expectation, we believe the market has overreacted, especially as it relates to WPP. Trading at less than 10x forward earnings at quarter ending September 30, 2018, WPP shares offer an attractive risk/reward tradeoff in our opinion.

At the close of the period, the fund’s largest country weights were in the United Kingdom and France, and the fund’s largest industry weights were in Pharmaceuticals and Oil, Gas & Consumable Fuels. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

Over the year, we have trimmed our allocation to the energy sector. A number of our energy holdings have seen strong performance, resulting in lower margins of safety compared to a year or two ago, when we held nearly triple the benchmark weight to oil & gas companies.

Despite our reduced exposure, the energy sector continued to represent an overweight in the fund. Several of our holdings have enhanced their cost management and, as a result, enjoyed improved free-cash-flow generation. However, the positive development seems to be somewhat unappreciated by the market, leading us to believe there remains upside potential to these positions.

In the 40-plus years since Brandes Investment Partners was founded, our goal has remained the same: pursue above-market gains to help you move closer to your long-term investment objectives. We believe that our unwavering commitment to value investing will lead us to attractively priced, fundamentally sound companies worthy of inclusion in the fund.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes International Large-Cap Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market

Brandes International Equity Fund

and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Forward Earnings:  Sell-side analysts’ consensus earnings estimates for the next fiscal year.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Margin of Safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

Multiple:  A generic term for a class of many different indicators that can be used to value a stock. A multiple is simply a ratio that is calculated by dividing the market or estimated value of an asset by a specific item on the financial statement or other measure.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Brandes International Equity Fund

One cannot invest directly in an index.

The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from September 30, 2008 to September 30, 2018 with the value of such an investment in the MSCI EAFE (Europe, Australasia and Far East) Index for the same period.

Value of $100,000 Investment vs MSCI EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	3.02%	4.31%	4.03%	7.75%
Class A* (with maximum sales charge)	-2.93%	3.08%	3.42%	7.46%
Class C*	2.31%	3.53%	3.22%	6.94%
Class C* (with maximum sales charge)	1.31%	3.53%	3.22%	6.94%
Class I	3.23%	4.51%	4.22%	7.99%
Class R6*	3.44%	4.63%	4.31%	8.06%
MSCI EAFE (Europe, Australasia, and Far East) Index	2.74%	4.42%	5.38%	4.83%

(1)	The inception date is January 2, 1997.

*

Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or

Brandes International Equity Fund

less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Fellow Investor,

The net asset value per share of the Brandes Global Equity Fund (Class I Shares) increased 4.95% in the year ending September 30, 2018. For the same period, the MSCI World Index rose 11.24%.

Consumer holdings in the United Kingdom and France detracted the most from returns. Notable detractors included U.K.-based tobacco company Imperial Brands and retailer Marks & Spencer, as well as ad agencies WPP (United Kingdom) and Publicis Groupe (France).

WPP’s share price fell after it lowered sales growth guidance as a result of advertising budget cuts at consumer goods companies, which make up a meaningful portion of WPP’s client base. Fast-changing technology and migration to online advertising have also put pressure on WPP’s shares.

Ad agencies, including WPP, had previously been regarded as growth companies with fairly stable free cash flows. However, given spending pressure and business model changes within the industry, the market has begun to anticipate slower growth. While we agree with this expectation, we believe the market has overreacted, especially as it relates to WPP. Trading at less than 10x forward earnings at the end of September 2018, WPP shares offer an attractive risk/reward tradeoff, in our opinion.

A significant headwind to the fund’s relative performance was the continued strong performance of high-growth technology stocks. The top five contributors to the MSCI World Index’s 2018 year-to-date return were all technology companies (Amazon, Apple, Microsoft, Netflix and Facebook). Without the contribution from these companies, the index would have declined for the year.

Interestingly, these five U.S. technology companies now have a combined market capitalization of over $3 trillion. This figure is larger than the gross domestic product (GDP) of almost any country, with the exception of the United States and China, and is close to the GDP of Japan and Germany. While we believe these companies are attractive businesses that have been performing very well, it seems that their share prices have already captured much of the optimism about their prospects. Among the five companies, we only own a position in Microsoft as we think it offers a more appealing valuation than its peers. Even so, our allocation (as of September 30, 2018) was lower than the MSCI World Index’s significant weight to the company, which resulted from its capitalization-weighted construction.

Other drivers of underperformance included our allocation to emerging markets. Geopolitical turmoil, currency pressure and fears of economic slowdown due to trade wars and rising U.S interest rates hit emerging markets stocks over the period. While many investors have fled the asset class, we remain convinced that the region is home to many undervalued companies based on our long-term oriented analysis.

Brandes Global Equity Fund

A question we were often asked this year was how the U.S. trade negotiations and potential for new tariffs have impacted our portfolios. In this regard, we have been closely monitoring the situation and have revisited the valuations of all holdings that can potentially be affected by President Trump’s steel and aluminum tariffs, either directly (e.g., steelmakers) or indirectly (e.g., auto companies). While the situation has garnered headlines and increased market volatility, we concluded that no material adjustments to our intrinsic value estimates were necessary at this point.

Notable positive contributors for the year ended September 30 included several health care holdings, led by pharmaceutical firms Daiichi Sankyo, Pfizer, GlaxoSmithKline and Merck, as well as hospital operator HCA Healthcare and pharmacy benefit manager Express Scripts.

We also saw positive contributions from several U.K. holdings, most notably BP, Tesco and J Sainsbury, as well as holdings in the United States, Russia and Japan. Despite the positive contribution, the United States remained our largest relative underweight position, with nearly a 30% weight difference.

In the period, the investment committee took advantage of heightened volatility to increase allocations to names such as Imperial Brands, Sanofi and Merck.

We have followed Imperial Brands (formerly Imperial Tobacco) for a long time, having owned shares at various points over the last couple of decades. The company has recently struggled with sluggish organic growth, weaker positioning in reduced-risk tobacco products compared to its peers, and increased industry regulation. Part of the growth challenge has resulted from increased pricing competition in some end markets. Additionally, Imperial Brands has been trying to refocus its business by refining its product portfolio, which should help the company enhance profitability and lower its cost base.

The market does not seem to be giving the company any credit for potential improvements in its cost structure or its investments in next-generation tobacco products. Along with its peers, Imperial Brands continues to benefit from the low price elasticity of tobacco products, which allows producers to modestly increase prices without a commensurate decline in sales volume. This has led to what we consider attractive returns on capital and free cash flow.

During the first quarter, we added to our position as the stock continued to decline and significantly underperformed the MSCI World Index. At less than 10x price/forward earnings as of March 31, Imperial Brand shares traded at its lowest multiple since the 2008 financial crisis, representing what we consider an appealing value opportunity.

We also initiated a new position in Malaysia-based Genting Berhad (Genting) in the third quarter. Operating primarily in Singapore, Malaysia and Indonesia, Genting is an investment holding company with a range of business segments including leisure and hospitality, plantation agriculture, power, property, genomic

Brandes Global Equity Fund

and life sciences research, as well as oil and gas. Genting was established in 1965 and the late founder’s family still owns a significant portion of the company.

Genting is generally not involved in the day-to-day operations of its subsidiaries. With the exception of its energy arm, Genting’s subsidiaries are publicly listed and have their own managements and boards of directors.

We were attracted to Genting for a number of reasons:

•

An investment in Genting offers indirect ownership in what we consider attractive assets in its subsidiaries (i.e., Genting Singapore, Genting Malaysia and Genting Plantations) at a discount to both the market-implied values and our intrinsic value estimates.

•	Genting maintains a conservative balance sheet, with potential cash-flow growth upon completion of several projects in its pipeline.

•	Genting shares exhibited an attractive valuation based on its price/book, which was near a 25-year low at the time of our purchase.

While the company operates in certain markets and industries that have historically exhibited above-average volatility, after thoroughly reviewing the pros and cons we believe Genting’s upside potential outweighs its risks, leading to our purchase decision.

At the close of the period, the fund’s largest country weights were in the United States and the United Kingdom, and the largest industry weights were in Oil, Gas & Consumable Fuels and Pharmaceuticals. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

Over the past year, the performance difference between the U.S. market and international markets has been considerable, with the S&P 500 Index up significantly while international indices, such as the MSCI EAFE Index and the MSCI Emerging Markets Index, have largely lagged behind, reflecting the longest stretch of U.S. market outperformance versus international markets (MSCI EAFE) on record, at over 10 years as of September 30.

In addition to compelling valuation multiples, we find the potential corporate-earnings improvement in international markets attractive. Consider that while U.S. corporate earnings have recovered and are significantly higher than the levels seen immediately prior to the financial crisis, many international economies have yet to see corporate earnings recover to pre-crisis levels. We believe this disparity indicates many non-U.S. companies still have potential for improvement and are not trading at all-time high multiples compared with U.S. companies. In our opinion, investors might be better off buying assets trading at low multiples on depressed or below-historical earnings — as opposed to purchasing assets trading at high multiples on earnings at unprecedented levels.

Brandes Global Equity Fund

While we will not venture to forecast whether this trend will reverse, we know that historically markets have gone through cycles many times. Importantly, from a long-term investor’s standpoint, international markets today are trading at some of the largest valuation discounts relative to the U.S. market in nearly two decades.

Amid the constant stream of macroeconomic and geopolitical news, Brandes continues to pursue attractive businesses with stock prices below our estimates of their intrinsic value. We believe uncertainties help drive prices of fundamentally sound companies below what they are truly worth.

Looking ahead, we believe the current positioning of the Brandes Global Equity Fund bodes well for the long-term.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Forward Price/Earnings:  Price per share divided by earnings per share expected over the next 12 months.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Multiple:  A generic term for a class of many different indicators that can be used to value a stock. A multiple is simply a ratio that is calculated by dividing the market or estimated value of an asset by a specific item on the financial statement or other measure.

Price/Book:  Price per share divided by earnings per share.

Brandes Global Equity Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI World Index with net dividends captures large and mid cap representation of developed markets.

The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.

The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.

The S&P 500 Index with gross dividends measures equity performance of 500 of the top companies in leading industries of the U.S. economy.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from its inception (October 6, 2008) to September 30, 2018 with the value of such an investment in the MSCI World Index for the same period.

Value of $100,000 Investment vs MSCI World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	4.68%	8.81%	5.71%	7.21%
Class A* (with maximum sales charge)	-1.34%	6.69%	4.47%	6.58%
Class C*	3.88%	7.98%	4.93%	6.39%
Class C* (with maximum sales charge)	2.88%	7.98%	4.93%	6.39%
Class I	4.95%	9.08%	5.98%	7.45%
MSCI World Index	11.24%	13.54%	9.28%	9.63%

(1)	The inception date is October 6, 2008.

*

Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Income Fund

Dear Fellow Investor,

The net asset value per share of the Brandes Global Equity Income Fund (Class I Shares) gained 3.33% for the year ending September 30, 2018. For the same period, the MSCI World Index increased 11.24%.

Major detractors included emerging market holdings, led by Brazilian electric company Companhia Paranaense de Energia (COPEL), telecommunications firm Telefonica Brasil and Mexico-based commercial real estate investment trust Fibra Uno (FUNO).

In late September, FUNO received approval for a shelf registration, which allows the company to issue up to 1.5 billion shares and Mex$ 55 billion of debt within a five-year period. FUNO initiated an equity offering shortly thereafter. Even though company management acknowledges that issuing equity at the current share price is dilutive, it feels that the prevailing market environment warrants a buildup of cash, which can be used to finance large-scale real estate projects and to be reserved in anticipation of market disruptions (e.g., from the Mexican national election in 2018 and other events). Although we believed there were other preferred methods to raise capital and we voted against the shelf registration, we participated in the offering to add to our allocation as the company continued to be undervalued based on our analysis.

A number of our U.K.-domiciled consumer holdings also weighed on returns, including retailers Kingfisher and Marks & Spencer as well as tobacco company Imperial Brands.

We have followed Imperial Brands (formerly Imperial Tobacco) for a long time, having owned the shares at various points over the last few decades. The company has recently struggled with sluggish organic growth, weaker positioning in reduced-risk tobacco products compared to its peers and increased industry regulation. Part of the company’s growth challenge has resulted from increased pricing competition in some of its end markets. Additionally, Imperial Brands has been trying to refocus its business through a refined product portfolio consisting of its stronger brands, which should help the company enhance its profitability and lower its cost base.

The market does not seem to be giving the company any credit for potential improvements in its cost structure or for its investments in next-generation tobacco products. Along with its peers, Imperial Brands continues to benefit from the low price elasticity of tobacco products, which allows producers to increase prices without a proportionate decline in sales volume. This has led to what we consider to be attractive returns on capital and free-cash-flow generation.

During the period, we added to our position in the company as the stock significantly underperformed the MSCI Europe Index. Earlier in 2018, Imperial Brand stock was trading at its lowest multiple of forward earnings since the 2008 financial crisis, representing what we consider an appealing value opportunity.

Brandes Global Equity Income Fund

Advertising agencies Publicis Group (France) and WPP (United Kingdom) hurt performance, as their share prices fell along with those of other global ad agencies due to concerns over slowing industry growth.

WPP’s share price fell after it lowered sales growth guidance as a result of advertising budget cuts at consumer goods companies, which make up a meaningful portion of WPP’s client base. Fast-changing technology and migration to online advertising have also put pressure on WPP’s share price.

Ad agencies, including WPP, had previously been regarded as growth companies with fairly predictable free cash flow. However, given spending pressure and business model changes within the industry, the market has begun to anticipate slower growth. While we agree with this expectation, we believe the market has overreacted, especially as it relates to WPP. Trading at less than 8x forward earnings as of September 30, 2018, WPP stock offers an attractive risk/reward tradeoff, in our opinion.

Several pharmaceutical company holdings boosted returns, including U.S.-based Pfizer, Merck, and Johnson & Johnson, as well as UK’s GlaxoSmithKline and Japan’s Daiichi Sankyo.

Portfolio holdings in the Oil, Gas & Consumable Fuels and Food & Staples Retailing industries were contributors to performance, as well as certain holdings in the United States, the United Kingdom and Japan. Some of the largest individual contributors to performance were Microsoft Corp. (United States – Software), BP (United Kingdom – Oil, Gas & Consumable Fuels), J Sainsbury (United Kingdom – Food & Staples Retailing) and previously mentioned pharmaceutical companies: Daiichi Sankyo (Japan) and Pfizer (United States).

Over the period, the Global Large-Cap Investment Committee purchased shares of U.S.-based financial firm Citigroup, which we believe is an undervalued bank, currently trading at a slight premium to its tangible book value.

Since the financial crisis, Citigroup has built a strong capital position and should benefit as U.S. interest rates continue to rise. Due to its strong capital position, Citigroup has increased its shareholder payout through share-buybacks and dividends over the past several years. During the second quarter, the company announced plans to return $22 billion of capital to shareholders (including a 40% dividend increase), resulting in a projected increase in its dividend yield from 1.9% (trailing 12-month as of June 30) to 2.6%. This amounts to more than a 12% total shareholder yield based on current prices. We think this capital return and potential earnings improvement make Citigroup an attractive investment, especially when combined with the fact that the company’s shares trade at attractive multiples of book value and forward earnings.

For the year ending September 30, the Investment Committee exited its positions in Japanese pharmaceutical company Daiichi Sankyo (div. yield: 1.7%), Chilean

Brandes Global Equity Income Fund

electric utility Enel Chile (div. yield: 5.1%) and U.K.-based Burberry (div. yield: 2.0%) as they reached our estimate of intrinsic value.

Daiichi Sankyo was established in 2005 through a merger between Daiichi Pharmaceutical Company and Sankyo Company. A variety of company-specific issues pressured Daiichi Sankyo’s shares over the last several years, including:

•	Its problematic acquisition of Indian generic pharmaceutical firm Ranbaxy in 2008, which we deemed overpriced and poorly timed

•	Market concerns about its research and development (R&D) pipeline

•	Weak growth in its domestic market

While these concerns were valid, we believed they had been more than accounted for in Daiichi Sankyo’s share price. Our analysis showed that the market did not give enough credit for Daiichi Sankyo’s R&D pipeline and the potential upside that may occur if the company could improve its bloated cost structure to bring its margins more in line with those of its peers.

We were also attracted to Daiichi Sankyo’s young product portfolio, global exposure, its strong balance sheet, as well as its cash generation. Our investment thesis involved a turnaround story that we knew would likely take some time, but we believed the stock offered an attractive risk/reward tradeoff for a patient investor.

During our holding period, India-based Sun Pharma acquired Ranbaxy from Daiichi Sankyo in an all-stock transaction. Daiichi Sankyo divested its stake in Sun Pharma in 2016, allowing it to better focus on its core business. Subsequently, the company started to enhance its margins, return excess capital to shareholders and see improved R&D pipeline results.

Over the last year, the market has begun to appreciate the company’s turnaround and now seems exceedingly optimistic about Daiichi Sankyo’s R&D pipeline, in our opinion. We divested our position as the share price reached our estimate of intrinsic value.

At the close of the period, the fund’s largest country weights were in the United States and the United Kingdom. Interestingly, our 31% U.S. allocation also represented the fund’s largest underweight compared to the MSCI World Index’s almost 62% weight as of September 30.

Over the past year, performance difference between the U.S. market and international markets has been considerable, with the S&P 500 Index up significantly while international indices, such as the MSCI EAFE Index and the MSCI Emerging Markets Index, have largely lagged behind, reflecting the longest stretch of U.S. market outperformance versus international markets (MSCI EAFE) on record, at over 10 years as of September 30.

While we will not venture to forecast whether this trend will reverse, we know that historically markets have gone through cycles many times. Importantly, from a

Brandes Global Equity Income Fund

long-term investor’s standpoint, international markets today are trading at some of the largest valuation discounts relative to the U.S. market in nearly two decades.

We also continue to find value in the United Kingdom as the market has focused on negative headlines and the persistent uncertainties surrounding the Brexit process. As of September 30, U.K. companies represented the fund’s largest country overweight, with a 23% weight vs. about 6% for the MSCI World Index.

Moreover, we continue to uncover appealing value potential in France, where our holdings remain diversified across a variety of sectors with both globally oriented and primarily Europe-facing companies.

From an industry/sector perspective, key areas of exposure were in Pharmaceuticals, Banks & Capital Markets, Oil, Gas & Consumable Fuels, Tobacco and Media. The fund maintained significantly lower allocations to Industrials, Technology and Materials sectors compared to the benchmark.

Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

Amid the constant stream of macroeconomic and geopolitical news, Brandes continues to pursue attractive businesses with stock prices below our estimates of their intrinsic value. We believe uncertainties help drive prices of fundamentally sound companies below what they are truly worth.

We remain committed to building and holding value portfolios for our clients in all market conditions, and appreciate the trust you have placed in us to do so.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks

Brandes Global Equity Income Fund

typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Forward Price/Earnings:  Price per share divided by earnings per share expected over the next 12 months.

Multiple:  A generic term for a class of many different indicators that can be used to value a stock. A multiple is simply a ratio that is calculated by dividing the market or estimated value of an asset by a specific item on the financial statement or other measure.

Price/Book:  Price per share divided by book value per share.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Tangible Book Value:  Book value minus intangible assets (e.g., goodwill).

Yield: Income from an investment (dividend, interest, etc.) divided by the investment’s current price.

Return on Capital:  Net income minus dividends divided by total capital; used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI World Index with net dividends captures large and mid cap representation of developed markets.

The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.

The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.

The MSCI Europe Index with net dividends captures large and mid cap representation of developed market countries in Europe.

The S&P 500 Index with gross dividends measures equity performance of 500 of the top companies in leading industries of the U.S. economy.

Brandes Global Equity Income Fund

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes Global Equity Income Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Income Fund – Class I from its inception (December 31, 2014) to September 30, 2018 with the value of such an investment in the MSCI World Index for the same period.

Value of $100,000 Investment vs MSCI World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018
	One Year	Three Years	Since Inception(1)
Brandes Global Equity Income Fund
Class A	2.66%	12.70%	9.32%
Class A (with maximum sales charge)	-3.24%	10.48%	7.60%
Class C	2.64%	11.37%	8.12%
Class C (with maximum sales charge)	1.66%	11.37%	8.12%
Class I	3.33%	12.15%	8.92%
MSCI World Index	11.24%	13.54%	8.88%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Opportunities Value Fund

Dear Fellow Investor,

The net asset value per share of the Brandes Global Opportunities Value Fund (Class I Shares) fell 3.28% in the year ending September 30, 2018. For the same period, the MSCI ACWI Index advanced 9.77%.

Positions in emerging markets weighed on returns as currency depreciation, geopolitical issues, and trade tensions heightened fear. As a result, holdings in emerging markets were the main detractors to performance, specifically Reliance Infrastructure (India – Electric Utilities), and Brazil-based companies Embraer (Aerospace & Defense), Marfrig Global Foods (Food Products), and Telefonica Brasil (Diversified Telecommunication Services).

In early July, Boeing and Embraer released a non-binding agreement to establish a new joint venture (JV) for commercial aircrafts. The deal values Embraer’s commercial aircraft business unit, which will be fully transferred to the new JV, at $4.75bn. Based on the deal terms, Boeing will own an 80% stake in the JV, while Embraer will hold the remaining 20%. Embraer will also retain control of its defense and business jet operations. The deal is expected to close by the end of 2019, subject to regulatory clearance.

Embraer’s shares fell as many investors appeared unsatisfied with the offered price. However, we believe the price was adequate, especially considering the other terms outlined in the agreement. Through its 20% stake, Embraer will be able to participate in the potential synergies that may materialize within the JV. Additionally, as the commercial aviation segment has faced increased competition, especially from Chinese, Russian and Japanese newcomers, the deal actually “neutralizes” a major long-term business threat for Embraer.

In August, Marfrig Global Foods announced that it would sell about 90% of its stake in Keystone, a fully owned subsidiary, to Tyson Foods. Keystone supplies protein to fast food chains mostly in the United States and Asia. The deal is expected to close by year-end at an enterprise value of $2.4bn, which was below the market’s initial expectations. Nevertheless, we believe Marfrig Global Foods remains undervalued. We are encouraged by the company’s continued balance sheet improvements and its efforts to streamline its business model.

Beyond emerging markets, a number of U.K.-based positions performed poorly, namely Countrywide (Real Estate Management & Development), Debenhams (Multiline Retail), and facility management firm Mitie.

Countrywide stock prices declined noticeably after it announced an equity raise to pay down its debt and improve its balance sheet. We subsequently participated in the capital raise at what we saw as an attractive price. We supported the initiative because we believe it helps reduce the company’s risk as it executes its turnaround plan. In our opinion, Countrywide has considerable capacity to improve its profitability after years of deterioration and misallocation of capital under previous management.

Brandes Global Opportunities Value Fund

From a relative standpoint, our underweight allocation to companies in the United States negatively impacted returns. Another significant headwind to the fund’s relative return was the continued strong performance of high-growth technology stocks.

The disappointing performance of a few of our U.K.-based holdings, which collectively represented the fund’s largest country weighting at the end of September, was partially offset by a number of solid contributors in the country. Grocers J Sainsbury, Tesco and Wm Morrison performed strongly, as did global oil company BP.

Tesco’s share prices rose on the back of improved sales growth and earnings. Meanwhile, J Sainsbury saw its stock appreciate after announcing its intention to merge with its competitor Asda, which would result in the largest grocery chain in the United Kingdom. Additionally, BP benefited from a stronger oil price environment.

Holdings in Russia, Japan and the United States contributed to performance. Three of the largest individual contributors to performance were Lukoil (Russia – Oil, Gas & Consumable Fuels), Express Scripts (United States – Health Care Providers & Services) and Sankyo (Japan – Leisure Products).

The Investment Committee initiated several new positions over the year ended September 30, including in Spanish media firm Atresmedia.

Atresmedia is the number two free-to-air television broadcaster in Spain, operating six channels. The company also has smaller operations in radio, cinema and digital activities. Overall, Atresmedia is a conservatively financed company with positive cash generation and a healthy balance sheet.

Atresmedia’s share price recently fell due to various factors. Based on our analysis, the company’s current challenges are mostly cyclical (more short-term) rather than structural (more long-term).

We believe the main short-term share-price driver will be the direction and magnitude of Spain’s economic growth. Our base case assumption is that the country’s gross domestic product will continue to grow at a moderate pace. On the structural front, we acknowledge that Atresmedia will eventually face increased competition from subscription video-on-demand providers, such as Netflix and Amazon Prime. However, we believe this threat is currently minimal and the effects will likely be delayed, especially given that Netflix’s penetration is still very low in Spain compared to other markets.

Trading at less than 9x earnings while offering a dividend yield of 7.5% as at September 30, 2018, Atresmedia shares represent an attractive risk/reward tradeoff to us.

We first purchased Willis Towers Watson (WTW) several years ago when the company was known as Willis Group and was the world’s third-largest insurance

Brandes Global Opportunities Value Fund

broker. At the time, WTW had significantly underperformed the broader non-U.S. market (as represented by the MSCI EAFE Index) since the onset of the global financial crisis as the market was concerned about its balance sheet.

The Brandes All-Cap Investment Committee found the valuation for WTW compelling. The insurance brokerage business was relatively stable with good cash conversion characteristics. The top three players, including WTW, had been increasing market shares through acquisitions, resulting in scale advantages and geographic diversification.

Ultimately, concerns about WTW’s balance sheet abated as credit markets began to recover and the company was able to use its cash to reduce financial leverage. In 2015, WTW merged with human resources consulting firm Towers Watson to enhance both companies’ growth prospects and gain potential scale advantages in the combined sales force. In the years since the merger, the market has become more optimistic about the company’s prospects, leading to a share-price appreciation and our subsequent decision to divest the position.

At the close of the period, the fund’s largest country weights were in the United Kingdom and the United States, and the largest industry weights were in Oil, Gas & Consumable Fuels and Food & Staples Retailing. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

From an industry/sector perspective, the fund held key areas of exposure in Consumer Discretionary (especially in Automobiles and Media) and Consumer Staples (mainly in Food & Staples Retailing). We maintained lower weightings to Technology, Financials and Materials than the benchmark.

Amid the constant stream of macroeconomic and geopolitical news, Brandes continues to pursue attractive businesses with stock prices below our estimates of their intrinsic value. We believe uncertainties help drive prices of fundamentally sound companies below what they are truly worth.

We remain committed to building and holding value portfolios for our clients in all market conditions, and we appreciate the trust you have placed in us. Thank you for your business and continued trust.

Sincerely yours,

The Brandes All-Cap Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market

Brandes Global Opportunities Value Fund

and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Dividend Yield:  Dividends per share divided by price per share.

Price/Earnings:  Price per share divided by earnings per share.

Yield:  Income from an investment (dividend, interest, etc.) divided by the investment’s current price.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI ACWI Index with net dividends captures large and mid cap representation of developed and emerging markets.

The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes Global Opportunities Value Fund is distributed by ALPS Distributors, Inc.

Brandes Global Opportunities Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Opportunities Value Fund – Class I from its inception (December 31, 2014) to September 30, 2018 with the value of such an investment in the MSCI All Country World Index for the same period.

Value of $100,000 Investment vs MSCI All Country World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018
	One Year	Three Years	Since Inception(1)
Brandes Global Opportunities Value Fund
Class A	-3.51%	8.07%	4.77%
Class A (with maximum sales charge)	-9.03%	5.96%	3.13%
Class C	-4.29%	7.29%	3.96%
Class C (with maximum sales charge)	-5.22%	7.29%	3.96%
Class I	-3.28%	8.34%	4.90%
MSCI All Country World Index	9.77%	13.40%	8.46%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Brandes Global Opportunities Value Fund

Sector Allocation as a Percentage of Total Investments as of September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Value Fund

Dear Fellow Investor,

The net asset value per share of the Brandes Emerging Markets Value Fund (Class I Shares) declined 8.91% for the year ending September 30, 2018. For the same period, the MSCI Emerging Markets Index fell 0.81%.

Currency impact, geopolitical turmoil and fears of economic slowdown due to trade wars and rising U.S. interest rates were the main factors pressuring many of our holdings.

Our positions in countries with external financing vulnerabilities or current account deficits, namely Turkey, Brazil and Argentina, were the hardest hit. Currency declines in these three countries, where we were overweight relative to the MSCI Emerging Markets Index, contributed to underperformance. We believe the challenges associated with the currency fluctuations are short term in nature and we remain optimistic about the prospects of our holdings.

Notable detractors included Turkish banks Vakiflar Bank and Akbank, as well as real estate investment trust Emlak Konut. The fund’s exposure to Turkey, most notably our commercial bank holdings, hurt performance amid the country’s currency crisis. President Erdogan’s interference in monetary policy and the appointment of his son-in-law as treasury and finance minister shook investor confidence. Furthermore, weakened diplomatic relations with western partners added fuel to the lira’s tumbling. While fears of contagion momentarily spread throughout emerging markets, they have since dissipated.

As the risks of investing in the country intensified, we exited our position in bank Vakiflar Bankasi, especially given the company’s direct government control. We continuously monitor the situation in Turkey and maintain measured positions in Akbank, Garanti Bankasi and Emlak Konut.

Holdings in Brazil tended to decline over the period as the country’s upcoming election has led to increased volatility. Notable detractors included food producer Marfrig, regional jet manufacturer Embraer, health insurer Hapvida Participacoes and payment processor Cielo.

In August, Marfrig announced that it would sell about 90% of its stake in Keystone, a fully owned subsidiary, to Tyson Foods. Keystone supplies protein to fast food chains mostly in the United States and Asia. The deal is expected to close by year-end at an enterprise value of $2.4bn, which was below the market’s initial expectations. Nevertheless, we believe Marfrig remains undervalued. We are encouraged by the company’s continued balance sheet improvements and its efforts to streamline its business model.

In early July, Boeing and Embraer released a non-binding agreement to establish a new joint venture (JV) for commercial aircraft. The deal values Embraer’s commercial aircraft business unit, which will be fully transferred to the new JV, at $4.75bn. Based on the proposed terms, Boeing will own an 80% stake in the JV,

Brandes Emerging Markets Value Fund

while Embraer will hold the remaining 20%. Embraer will also retain control of its defense and business jet operations. The deal is expected to close by the end of 2019, subject to regulatory clearance.

Embraer’s shares fell as many investors appeared unsatisfied with the offered price. However, in our opinion, the price was adequate, especially considering the other terms outlined in the agreement. Through its 20% stake, Embraer will be able to participate in the potential synergies that may materialize within the JV. Additionally, as the commercial aviation segment has faced increased competition, particularly from Chinese, Russian and Japanese newcomers, we believe the deal actually “neutralizes” a major long-term business threat for Embraer.

Among our Brazilian holdings, education companies Kroton Educacional and Estacio Participacoes also weighed heavily on returns. Kroton and Estacio reported lower-than-expected near-term results and weak 2018 earnings guidance. The companies have also been facing regulatory policy uncertainties and a muted economic environment coupled with high unemployment in Brazil. We believe this negativity has been more than accounted for in Kroton’s and Estacio’s share prices. Our longer-term investment theses for the companies remain positive as their shares traded at attractive multiples of earnings.

Meanwhile, sizeable foreign exchange depreciation and the spillover effects from higher inflation and lower gross domestic product growth estimates hurt Argentinian shares, including those of oil & gas firm YPF. In early May, the Argentinian government announced a fuel-price freeze agreement with YPF and two other major oil companies operating in the country as part of its efforts to control consumer prices.

Share price advances among our energy holdings helped performance in the period, including Russia-based Surgutneftegas and Lukoil, as well as Brazil’s Petrobras. These companies saw enhanced operating results in a higher oil-price environment. Additionally, Petrobras had a legal settlement that came in below market expectations. The market also welcomed the news that the Brazilian government made good on its promise to cover the losses resulting from diesel price controls and has made two cash payments to Petrobras.

During the period, the Emerging Markets Investment Committee initiated positions in a number of companies that we believe are undervalued based on our long-term purview. This included a new positions in China Construction Bank.

Founded in 1954 as a state-owned lender specializing in construction and infrastructure projects, China Construction Bank (CCB) is the world’s fifth-largest and China’s second-largest bank by market capitalization. It commands an approximately 11% market share of China’s domestic loans and deposits, and has an impressive distribution network of almost 15,000 branches. CCB went public on the Hong Kong Stock Exchange in 2005.

Brandes Emerging Markets Value Fund

We have historically been cautious about investing in Chinese banks due to concerns about asset quality and the growth of shadow banking (i.e., unregulated investment activities). However, within the last couple of years, we have seen a growing sense of urgency within the Chinese government and from banking regulators to contain and reduce systemic financial risks. This has been demonstrated by the introduction of new regulations and initiatives, including:

•	Curbing the growth of wealth management products/shadow banking

•	Enforcing stricter rules related to the recognition of non-performing loans (NPLs) by banks

•	Increasing fines for illegal financing arrangements and hiding NPLs

•	Capping interbank borrowing to one-third of liabilities

Despite the reformation in China’s financial system, valuations for Chinese banks have declined sharply following the escalating trade dispute between the United States and China, piquing our interest.

Based on our analysis, compared to other banks in the country, China’s Big Four (i.e., CCB, ICBC, Bank of China, and Agricultural Bank of China) have higher capital ratios, less exposure to shadow banking/wealth management products, more stable funding profiles, better asset quality and stricter NPL recognition policies. We feel these strengths are underappreciated by the market. Specifically for CCB, other positive attributes include higher-than-peer exposure to mortgage and retail lending, as well as excellent management access.

Given its current valuations and the potential for further improvement in China’s financial system, we believe CCB offers an attractive risk/reward tradeoff to a discerning investor.

The Brandes Emerging Markets Investment Committee also added AsusTek Computer to the fund during the period.

A niche player in the commoditized personal computer (PC) industry, AsusTek focuses primarily on the premium and higher-growth segments of the consumer market, such as gaming PC, convertible laptops (i.e., laptops that can transform into a tablet) and detachable tablets (i.e., tablets with a removable keyboard).

The last several years have been quite challenging for AsusTek for a number of reasons:

•	The decline in the consumer PC market, resulting mainly from smartphone substitution and the lengthening of the PC replacement cycle, has hurt the company’s profitability.

Brandes Emerging Markets Value Fund

•	Unlike the commercial PC market, which has recently experienced a Windows 10-triggered upgrade cycle, the consumer PC market has been facing a sluggish environment.

•	AsusTek has experienced periodic spikes in input costs for components (e.g., liquid-crystal display or LCD panels).

We believe these headwinds have been more than accounted for in AsusTek’s share price. The market appears to overly focus on the lack of growth, while failing to acknowledge the company’s solid financial track record. Over the past decade, AsusTek has been profitable year over year and has generated positive free cash flows despite the fairly challenging consumer PC market environment. Furthermore, AsusTek is a research and development intensive company whose product mix is more attractive than that of its peers, in our opinion. Lastly, we appreciate the company’s strong balance sheet, with its net cash position representing over one-third of its market capitalization.

At the close of the period, the fund’s largest country weights were in Brazil and South Korea, and the fund’s largest industry weights were in Banks and Oil, Gas & Consumable Fuels. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

We have increasingly found investment opportunities in China amid the country’s trade war with the United States, coupled with increased market volatility. Thus far this year, the Emerging Markets Investment Committee has initiated positions in three Chinese companies, including the above-discussed China Construction Bank, while also averaging down on a few existing holdings.

Aside from China, the fund’s exposures have been relatively unchanged. Brazil, Russia and Mexico continued to represent overweight positions. We also maintained higher allocations to consumer discretionary and telecommunication services companies than the benchmark.

Even with the increased weighting, China remained one of our largest underweights at the end of September, along with Taiwan. From a sector perspective, we held material underweight allocations to Information Technology and Financials.

We remain convinced that the current positioning of the Brandes Emerging Markets Value Fund, which results from our careful bottom-up stock selection, bodes well for the long term.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Emerging Markets Investment Committee

Brandes Investment Trust

Brandes Emerging Markets Value Fund

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Enterprise value:  Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Market Capitalization (cap):  The number of common shares outstanding multiplied by the current market price per common share.

Price/Earnings:  Price per share divided by earnings per share.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.

Brandes Emerging Markets Value Fund

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from September 30, 2008 to September 30, 2018 with the value of such an investment in the MSCI Emerging Markets Index for the same period.

Value of $100,000 Investment vs MSCI Emerging Markets Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	-9.14%	0.74%	6.52%	7.03%
Class A (with maximum sales charge)	-14.36%	-0.45%	5.89%	6.75%
Class C*	-9.70%	0.02%	5.73%	6.24%
Class C* (with maximum sales charge)	-10.59%	0.02%	5.73%	6.24%
Class I	-8.91%	1.01%	6.77%	7.30%
Class R6*	-8.74%	1.13%	6.86%	7.37%
MSCI Emerging Markets Index	-0.81%	3.61%	5.40%	6.19%

(1)	The inception date is August 20, 1996.

*

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Brandes Emerging Markets Value Fund

**

Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Fellow Investor,

The net asset value per share of the Brandes International Small Cap Equity Fund (Class I Shares) fell 8.70% in the year ending September 30, 2018. For the same period, the S&P Developed Ex-U.S. SmallCap Index rose 3.48%.

The largest detractors to performance were among emerging markets holdings, companies domiciled in the United Kingdom, and specific stocks within the consumer discretionary sector, commercial services and supplies, and pharmaceuticals.

In emerging markets currency depreciation, geopolitical issues, and trade tensions continued to create headwinds for the asset class. In particular, holdings in Brazil declined as the country’s upcoming election led to increased volatility.

Notable detractors included Brazilian electric utility Companhia Paranaense de Energia (Copel), food producer Marfrig Global Foods, regional jet manufacturer Embraer, and construction firm Mills Estruturas e Servicos de Engenharia.

In August, Marfrig announced that it would sell about 90% of its stake in Keystone, a fully owned subsidiary, to Tyson Foods. Keystone supplies protein to fast food chains mainly in the United States and Asia. The deal is expected to close by year-end at an enterprise value of $2.4bn, which was below the market’s initial expectations. Nevertheless, we believe Marfrig remains undervalued. We are encouraged by the company’s continued balance sheet improvements and its efforts to streamline its business model.

In early July, Boeing and Embraer released a non-binding agreement to establish a new joint venture (JV) for commercial aircraft. The deal values Embraer’s commercial aircraft business unit, which will be fully transferred to the new JV, at $4.75bn. Based on the proposed terms, Boeing will own an 80% stake in the JV, while Embraer will hold the remaining 20%. Embraer will also retain control of its defense and business jet operations. The deal is expected to close by the end of 2019, subject to regulatory clearance.

Embraer’s shares fell as many investors appeared unsatisfied with the offered price. However, in our view, the price was adequate, especially considering the other terms outlined in the agreement. Through its 20% stake, Embraer will be able to participate in the potential synergies that may materialize within the JV. Additionally, as the commercial aviation segment has faced increased competition, particularly from Chinese, Russian and Japanese newcomers, we believe the deal actually “neutralizes” a major long-term business threat for Embraer.

Beyond emerging markets, several of our U.K. positions continued to perform poorly, notably real estate firm Countrywide, facilities management company Mitie Group and retailer Debenhams.

Countrywide declined noticeably after it announced an equity raise to pay down its debt and improve its balance sheet. We subsequently participated in the capital

Brandes International Small Cap Equity Fund

raise at what we saw as an attractive price. We supported the initiative because we believe it helps reduce the company’s risk as it executes its turnaround plan. In our opinion, Countrywide has considerable capacity to improve its profitability after years of deterioration and misallocation of capital under previous management.

U.K.-based money and passports printer De La Rue also hurt returns. The company, which has been around for 200 years, saw its share price slide toward the end of the first quarter following the sudden departure of its chief financial officer and an unexplained profit warning. The stock took another tumble a few days later after the U.K. government decided to award the contract for manufacturing post-Brexit British passports to De La Rue’s foreign rival. We believe the market has overreacted to the news about De La Rue’s contract loss and we continue to see upside potential in the company as it resolves its excess capacity issue.

Ireland-based Avadel Pharmaceuticals also weighed on returns. In the year, U.S. private pharmaceutical firm Ferring received an FDA approval for a drug that will compete with Avadel’s recently launched proprietary drug, Noctiva. Avadel’s shares fell on the news. We believe the competitive threat has been more than accounted for in Avadel’s stock price. We appreciate that Avadel’s net cash position accounts for over half of its market cap and that the company generates significant cash flow from its hospital products. Furthermore, we see upside potential from the commercialization opportunity of Noctiva and the success of phase III trial for Avadel’s FT-218, a drug intended for use in narcolepsy treatment.

Helping absolute returns, portfolio holdings in the Food & Staples Retailing, Communications Equipment and Leisure Products industries were positive contributors to performance, as were select holdings in Japan, South Korea, and Indonesia.

Our consumer staples holdings performed well, led by U.K. grocers J Sainsbury and Wm Morrison, and Irish beverage company C&C Group.

J Sainsbury’s shares appreciated after the company declared its intention to merge with its competitor, Asda, which would result in the largest grocer in the United Kingdom.

Meanwhile, C&C Group recovered strongly after a difficult period of performance. Founded in the 1930s, C&C manufactures and markets a number of premium brands of cider and beer, with 70% share in Ireland’s cider market and a strong footing in beer distribution in Scotland. The company’s shares rebounded as recent results were largely in line with expectations. The market also reacted favorably to C&C’s purchase of Matthew Clark Bibendum in April, which expands the company’s scale and earnings base in the United Kingdom.

U.K.-based Communications Equipment company Spirent performed well over the period. Spirent’s shift to longer-term oriented strategic priorities, combined with a focus on curtailing costs, appears to have started bearing fruit. While its legacy device-testing business continues to be under pressure, the company has

Brandes International Small Cap Equity Fund

enjoyed growth in its network automation, cyber security testing and 5G/internet of things (IoT) segments. Moreover, the company’s operating profit has improved, leading to a substantial increase in its free cash flow.

Canadian based Communication Equipment firm Sierra Wireless also had positive stock price performance. Share price appreciation was driven by robust revenue and earnings growth in 2018. We believe the company remains undervalued. As an important player in the ever-evolving IoT (Internet of Things) ecosystem, Sierra Wireless enjoys a quite favorable competitive landscape. Moreover, the company has started to see results from its investments in enterprise products, and the integration of its cloud and connectivity businesses.

The Small-Cap Investment Committee initiated a number of positions over the period, including Spanish media firm Atresmedia and Hong Kong-based conglomerate First Pacific.

Atresmedia is the number two free-to-air television broadcaster in Spain, operating six channels. The company also has smaller operations in radio, cinema and digital activities. Overall, Atresmedia is a conservatively financed company with positive cash generation and a healthy balance sheet.

Atresmedia’s shares recently fell due to various factors. Based on our analysis, the company’s current challenges are mostly cyclical (more short-term) rather than structural (more long-term).

The main short-term share-price driver will be the direction and magnitude of Spain’s economic growth. Our base case assumption is that the country’s gross domestic product will continue to grow at a moderate pace. On the structural front, we acknowledge that Atresmedia will eventually face an increased competition from subscription video on demand providers, such as Netflix and Amazon Prime. However, we believe this threat is currently minimal and the effects will likely be delayed, especially given that Netflix’s penetration is still very low in Spain compared to other markets.

Trading at less than 9x earnings while offering a dividend yield of 7.5% as at September 30, 2018, Atresmedia stock represents an attractive risk/reward tradeoff to us.

First Pacific is a company that we are very familiar with, as we have held it in various Brandes strategies over the past decade. The company is majority-owned (44%) by the Salim Family of Indonesia and holds investments in various sectors, including:

•	PLDT (26% stake), the leading telecom services provider in the Philippines

•	Indofood (50% stake), Indonesia’s leading processed-foods (e.g., noodles, flour) company

Brandes International Small Cap Equity Fund

•	Metro Pacific (56% stake), a Philippine-based investment holding company involved in water and electric utilities

•	Philex (47% stake), a gold and copper mining firm in the Philippines

Apart from First Pacific itself, we have owned PLDT and Indofood shares at various times in the past. PLDT was the main driver of First Pacific’s value from 2003 to 2007, during which the telecom services provider benefited from increasing wireless penetration in the Philippines. Meanwhile, Indofood was the main source of First Pacific’s increase in value from 2008 to 2012, as the food producer experienced volume growth and margin recovery in its noodles business.

In the last several years, the growth of First Pacific’s larger assets, including PLDT and Indofood, has moderated and the company has taken the cash flow from these maturing businesses to enter other areas. The latest push has been into infrastructure in the Philippines, power generation in Singapore, food products in Australia and to a lesser degree, toll roads in Thailand and mining in the Philippines. As a result, First Pacific’s asset mix has become more diversified and balanced. Whereas at one point the telecom segment (PLDT) accounted for about 80% of First Pacific’s net asset value (NAV), with Indofood representing almost the rest, its other assets have been gaining scale and becoming a growing share of NAV.

Although First Pacific’s market capitalization is $2.2bn, the combined market capitalization of its underlying assets sums to nearly 10 times that. First Pacific’s holdings are significant players in their respective sectors and countries, and together, they employ over 90,000 people. Considering its good asset quality and attractive valuation (it traded at high discounts to net assets value and our intrinsic value estimate at quarter end), we find First Pacific an appealing investment opportunity.

At the close of September, the fund’s largest country weights were in Japan and the United Kingdom, and the fund’s largest industry weights were in Food Products and Food & Staples Retailing. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

We remain optimistic about the prospects of the international small-cap equity asset class in general and the Brandes International Small Cap Equity fund in particular.

The asset class continues to represent an area where we find companies offering what we consider compelling margins of safety, enabling us to focus on a defensive portfolio. We believe this should help us seek downside protection while still supporting the fund’s ability to pursue attractive long-term risk-adjusted returns. As of September 30, the fund traded at 11.5x earnings and 74% of book value.

The majority of the companies we hold possess solid balance sheets and command long-standing competitive positions in important industries in their home markets.

Brandes International Small Cap Equity Fund

We have also increasingly found opportunities in highly out-of-favor areas, such as emerging markets and the United Kingdom. Additionally, the fund has a small and controlled allocation to riskier holdings that offer considerable upside if our theses hold (but the smaller allocation means the impact on the fund is limited if these do not work out).

Together, these characteristics give us confidence that the fund’s positioning bodes well for the long term. Thank you for your continued trust.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Book value:  Assets minus liabilities. Also known as shareholders’ equity.

Cash Flow:  The amount of cash generated minus the amount of cash used by a company in a given period.

Dividend Yield:  Dividends per share divided by price per share.

Enterprise Value/Sales:  Enterprise value divided by sales.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Margin of Safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

Market Capitalization (cap):  The number of common shares outstanding multiplied by the current market price per common share.

Brandes International Small Cap Equity Fund

Net Cash:  Total cash minus total debt.

Price-to-earnings (P/E):  Price per share divided by earnings per share.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States.

One cannot invest directly in an index.

The Brandes International Equity Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from September 30, 2008 to September 30, 2018 with the value of such an investment in the S&P Developed Ex-U.S. SmallCap Index for the same period.

Value of $100,000 Investment vs S&P Developed

Ex-U.S. SmallCap Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Fund
Class A	-8.88%	3.40%	10.58%	9.05%
Class A (with maximum sales charge)	-14.12%	2.18%	9.93%	8.76%
Class C*	-9.55%	2.65%	9.77%	8.24%
Class C* (with maximum sales charge)	-10.39%	2.65%	9.77%	8.24%
Class I	-8.70%	3.63%	10.83%	9.32%
Class R6*	-8.64%	3.70%	10.90%	9.37%
S&P Developed Ex-U.S. SmallCap Index	3.48%	7.35%	8.55%	7.01%

(1)	The inception date is August 19, 1996.

*

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

**

Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes International Small Cap Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Small Cap Value Fund

Dear Fellow Investor,

The net asset value per share of the Brandes Small Cap Value Fund (Class I Shares) rose 4.65%(1) in the year ending September 30, 2018. For the same period, the Russell 2000 Index increased 15.24% while the Russell 2000 Value Index gained 9.33%.

Relative to the index, underperformance was driven by holdings in Household Durables, Healthcare Providers and Services, and Pharmaceutical companies.

Holdings in the Household Durables industry were leading detractors from performance in the period, including CSS Industries, Taylor Morrison, Beazer Homes as well as Personal Products company Edgewell Personal Care.

CSS Industries shares retreated after the company issued poor quarterly earnings results and lowered its fiscal year guidance. The fund maintains a position in CSS because the company trades at less than 80% of tangible book value, supports a history of low capital expenditure needs with good cash conversion and offers a good dividend yield.

Mini-conglomerate Dorel Industries reported weak results, especially in its sports and juvenile segments. The company also noted that the bankruptcy of Toys R Us hurt its near-term profitability. Despite these recent difficulties, we continue to believe Dorel represents an undervalued opportunity. Among small-cap companies in the industry, Dorel is unrivaled in its extensive brand offerings.

Within pharmaceuticals, Avadel Pharmaceuticals shares weighed on returns. In 2018, U.S. private pharmaceutical firm Ferring received an FDA approval for a drug that will compete with Avadel’s recently launched proprietary drug Noctiva. Avadel’s share price fell on the news. In our opinion, the competitive threat has been more than accounted for in Avadel’s stock price. We appreciate that Avadel’s net cash position accounts for over half of its market cap and that the company generates significant cash flow from its hospital products. Furthermore, we see upside potential from the commercialization opportunity of Noctiva and the success of the phase III trial for Avadel’s FT-218, a narcolepsy treatment.

On an absolute basis, the main contributors to the fund’s positive performance over the trailing twelve months were holdings in the Information Technology and Biotechnology industries.

(1)

Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for the periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes Small Cap Value Fund

Among our Information Technology holdings, Electrical Equipment, Instruments & Components companies Fabrinet and Avnet, as well as IT Services company EVERTEC, led the strong performance. EVERTEC has significant exposure to Puerto Rico and has seen improved sales volume driven by local recovery and relief efforts.

Fabrinet, a new addition to the fund in the first quarter of 2018, announced an increased stock repurchase program equivalent to approximately 5% of its market cap in addition to strong earnings results.

Select companies among the fund’s health care holdings delivered strong absolute performance, with several biotechnology companies making noteworthy contributions, including: AMAG Pharmaceuticals, OPKO Health, and Eagle Pharmaceuticals as the company continues to move new medications through the late stages in its pipeline.

New additions to the fund’s portfolio during the period included Sierra Wireless and Fabrinet.

We have followed Sierra Wireless for a while, having owned its stock in other funds various times over the past five years. The company specializes in providing wireless solutions products to businesses, including wireless modems, routers and gateways. Among its client base are personal computer and tablet makers, automotive manufacturers, utilities and security services providers. More recently, we found value potential in Sierra Wireless again. While the company has made significant inroads in diversifying its product mix across segments, it still competes in an industry that is cyclical, transactional and can have commodity characteristics. Sierra Wireless has also grown its Internet of Things (IoT) business through acquisition, which poses the risk of integration issues and poor capital allocation.

These factors have worked against Sierra Wireless in recent months, providing us with an opportunity to buy its stock. Trading at just over book value and 13x earnings when purchased, and with its net cash position accounting for over one-third of its market capitalization, we believe Sierra Wireless represents an attractive risk/reward tradeoff.

Fabrinet is the world’s largest outsourced optical equipment manufacturing company. We were able to purchase the company at an attractive price as its share price had declined due to a depressed optical equipment end-market, driven by weak telecom spending, including telecom companies waiting to upgrade their networks.

We found Fabrinet to be an appealing investment given its valuation and solid fundamentals, as explained below.

•	Attractive valuation: Around the time of purchase, Fabrinet’s shares traded at a small premium to book value and less than 13x earnings. The company also boasted a strong net-cash balance sheet.

Brandes Small Cap Value Fund

•

Strong competitive position: While the optical communications market is fairly commoditized and fragmented, Fabrinet maintains a strong competitive edge. The company also enjoys a diversified and loyal customer base, given its strong customer-development partnerships, enabling the company to add value in a highly competitive industry and generate attractive returns on capital.

•	Solid direct relationships with the world’s largest data center customers, such as Amazon: This dynamic should strategically position the company well for future revenue growth.

Since purchasing Fabrinet shares in the fund, it was up substantially and was one of the fund’s best performing holdings over the period. On the heels of strong price appreciation we exited Fabrinet as its shares reached our estimate of intrinsic value. Other sale activity included biotech OPKO Health and bank ACNB Corporation. OPKO Health was also among the best year-to-date performers and we exited the position as the share price appreciated to our estimate of fair value.

At the close of the period, the fund’s largest industry weights were in Household Durables and Oil, Gas & Consumable Fuels. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

At the end of September, the fund exhibited more attractive valuations, in our opinion, than the Russell 2000 Index.

Our conviction for companies within the fund remains strong. Amid the constant stream of macroeconomic and geopolitical news, Brandes continues to pursue attractive businesses with stock prices below our estimates of their intrinsic value. We believe uncertainties help drive prices of fundamentally sound companies below what they are truly worth—and this opportunity bodes well for long-term oriented investors.

We remain committed to building and holding a value portfolio for the fund in all market conditions, and we appreciate the trust you have placed in us to do so. Thank you for your business and continued trust.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization

Brandes Small Cap Value Fund

companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Book value:  Assets minus liabilities. Also known as shareholders’ equity.

Cash Flow:  The amount of cash generated minus the amount of cash used by a company in a given period.

Dividend Yield:  Dividends per share divided by price per share.

Market Capitalization (cap):  The number of common shares outstanding multiplied by the current market price per common share.

Net Cash:  Total cash minus total debt.

Return on Capital:  Net income minus dividends divided by total capital; used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Tangible Book Value:  Book value minus intangible assets (e.g., goodwill).

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Russell 2000 Index with gross dividends measures the performance of the small cap segment of the U.S. equity universe.

The Russell 2000 Value Index with gross dividends measures performance of the small cap value segment of the U.S. equity universe. Securities are categorized as growth or value based on their relative book-to-price ratios, historical sales growth, and expected earnings growth.

One cannot invest directly in an index.

The Brandes Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Brandes Small Cap Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Small Cap Value Fund – Class I from September 30, 2008 to September 30, 2018 with the value of such an investment in the Russell 2000 Total Return Index for the same period.

Value of $100,000 Investment vs Russell 2000 Total Return Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Small Cap Value Fund
Class A	4.40%	10.60%	11.10%	7.06%
Class A (with maximum sales charge)	-1.60%	9.30%	10.44%	6.76%
Class I	4.65%	10.87%	11.38%	7.33%
Class R6	5.19%	10.99%	11.43%	7.35%
Russell 2000 Total Return Index	15.24%	11.07%	11.11%	7.89%

(1)	The inception date is September 30, 1997.

*

Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. Performance shown prior to January 2, 2018 for Class R6 shares reflects the performance of Class I shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Small Cap Value Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Fellow Investor,

The net asset value per share of the Brandes Core Plus Fixed Income Fund (Class I Shares) declined 0.85% in the year ending September 30, 2018. For the same period, the Bloomberg Barclays U.S. Aggregate Index decreased 1.22%.

After several years of calm waters, the first quarter of 2018 saw the return of volatility in both the equity and fixed income markets. Treasury rates moved higher during the trailing twelve months, with the two-year Treasury yield closing at 2.81% on September 30, the highest level in a decade. The Federal Reserve raised short-term interest rates four times during the past year, most recently in September — a decision that was well communicated and almost universally expected. After eight rate hikes since 2015, the federal funds rate is now at the highest level since October 2008, just after the collapse of Lehman Brothers.

The fund continued to benefit from a defensive tilt toward shorter-maturity corporate bonds. We have been favoring short-maturity bonds for over a year now. Longer-maturity corporate bonds underperformed shorter maturities as their longer duration left them more exposed to rising interest rates and increased level of volatility during the quarter. We continue to manage duration toward the lower end of our duration-controlled band.

Portfolio holdings in corporate bonds and asset-back securities were contributors to performance. An underweight to U.S. Agency mortgage-backed securities (MBS) was also a positive performance factor, while duration positioning was a neutral factor.

Within corporate bonds, energy holdings (Chesapeake Energy and Range Resources) and a number of bank holdings (Wells Fargo, JPMorgan Chase and USB Capital) primarily boosted returns. The fund also received a positive contribution from Avon International, which was subjected to an early call in mid-June at a premium.

Select holdings in homebuilders detracted from performance. Homebuilder bond-price and yield-spread movements were largely driven by the market’s fear of higher U.S. Treasury rates, given the assumption that as borrowing costs become more expensive, the sector will experience a slowdown. However, we believe the fundamentals for the industry — with new housing lagging household formation — and individual companies such as PulteGroup and Toll Brothers, remain strong.

Our first-lien bond holding from JC Penney hurt returns as the company experienced continued volatility. In the second quarter, JC Penney’s Chief Executive Officer (CEO) unexpectedly resigned to join Lowe’s as its CEO. Late in the third quarter, JC Penney’s Chief Financial Officer also resigned. While a leadership void at the helm of a retailer in a secularly challenged space is certainly not ideal, we remain comfortable with our holding and even added to our position. Note that JC Penney’s first-lien bond is explicitly backed by the real-estate collateral of 285 stores and nine distribution centers, which we believe covers our bonds in full.

Brandes Core Plus Fixed Income Fund

We initiated a new position in first-lien bonds from Wyndham Destinations (3.90% coupon rate, maturing March 2023 and rated Ba2/BB-), Iron Mountain (4.875% coupon rate, maturing September 2027 and rated Ba3/BB-) and VMware (3.90% coupon rate, maturing August 2027 and rated Baa2/BBB-). We also added to our JC Penney position and extended our maturity in Chesapeake Energy by selling our 2021 maturity bonds and purchasing 2025 maturity bonds.

Wyndham Destinations is the world’s largest vacation ownership and exchange company. It recently spun off the hotel operations of Wyndham Hotel & Resorts into a separate publicly traded company. In our view, Wyndham Destinations benefits from largely stable and recurring revenue (approx. 75% of revenue is recurring) and solid free-cash-flow generation. While the vacation ownership model was traditionally quite capital intensive, more recently it has been shifting to a more capital-efficient approach. In this new business model, third-party developers finance and build resort properties and Wyndham acts as a selling agent or purchases inventory from the developer in more of a just-in-time strategy (i.e., an inventory method in which materials are only ordered and received as they are needed in the production process).

Iron Mountain is the global leader in records management and physical record storage. The company provides storage and information management services to large and small clients in financial services, health care, entertainment, retail, law, government and other record-intensive industries. In addition to housing paper records, the firm offers archival services and provides digital backup and recovery solutions. The company has an annuity-like revenue stream with very little churn among customers.

VMware is the market leader in server virtualization and in the overall cloud infrastructure space, which enables cloud technology for enterprises. The company benefits from a growing business that is less cyclical than most technology companies. VMware maintains a strong balance sheet with low leverage. Despite these positive factors, in our opinion the company’s credit ratings have been constrained due to the majority ownership by Dell Corp. Specifically, VMware remains an unrestricted subsidiary of Dell. VMware has no upstream guarantees and does not own publicly traded equity. We believe that due to this constraint, VMware bonds’ credit spreads have disconnected from the company’s true underlying credit profile, thus presenting an attractive value opportunity.

In early 2018 we added two notable new positions, Pilgrim’s Pride and JC Penney.

Pilgrim’s Pride (5.875% coupon rate, maturing September 2027 and rated B1/B+) is the largest chicken producer in the United States. The company experienced weakness due to scandals at its parent JBS S.A. JBS is a Brazilian company and the largest meat processor in the world. It was implicated in a corruption investigation in the fall of 2017 involving government bribes and kickbacks. We have a positive view of Pilgrim’s Pride’s standalone credit fundamentals (apart from JBS) as well as

Brandes Core Plus Fixed Income Fund

the fundamentals of the poultry industry. We gain comfort from the fact that Pilgrim’s Pride is a publically traded subsidiary, likely reducing the risk that JBS S.A. could inappropriately lever up Pilgrim’s Pride to meet its own liquidity needs.

Finally, the bonds came under additional pricing pressure from a general softening in the high yield market along with news of a Sysco lawsuit against Pilgrim’s Pride and Tyson alleging price fixing via reducing breeder flocks. This strikes us as stretching the notion of price fixing to incorporate the normal matching of supply to anticipated demand. But, in any event, we believe the balance sheet and free cash flow characteristics of Pilgrim’s Pride are sufficient to withstand short-term negative news.

JC Penney (1st lien 5.875% coupon rate, maturing July 2023 and rated Ba3/BB-) is a department store chain with 850 locations in 49 states. We initially reviewed JC Penney in mid-2017 and anticipated potential volatility surrounding results of the critical holiday selling season, so we waited for further clarity before initiating a position. The company pre-released its holiday results early in the first quarter. The company reported positive free cash flow along with clean inventory positions (i.e., not holding excess or unwanted goods that could require large, margin-compressing markdowns to liquidate) — indications that its recent merchandising direction was being received favorably by customers, improving investor visibility into the company’s critical gross margin line.

During our review of JC Penney, we had considerable focus on the value of the company’s real estate. We initiated a position in a 1st lien issue, which would have the first claim on assets in event of a distressed situation. This gives us an additional measure of security over the company’s unsecured bonds should the company’s fundamentals remain weak, calling into question survival over the long term. Later in the quarter, JC Penney was able to come to market with a 2nd lien bond issuance — which does not affect asset coverage at our 1st lien level — with the proceeds to be used to reduce maturities in front of our holding. This refinancing should meaningfully reduce liquidity risk for the company for an extended period.

Over the period we exited our position in First Energy (7.375% coupon rate, maturing November 2031 and rated Baa3/BB+). We had owned this bond for almost a decade, initiating the position in 2009. First Energy bond yield spreads have long traded wider than our estimate of fair value due to looming bankruptcy or restructuring of the company’s unregulated generation subsidiary. Restructuring costs were anticipated to be around $1 billion, with an expected equity raise of $1.5 billion, which would have left our holding company issue at marginally investment grade credit metrics in our view.

During the period, Elliot Management, an activist investor, invested $2.5 billion equity into First Energy — a positive surprise that caused yield spreads to tighten well inside our estimate of fair value. Elliott Management made statements suggesting it might play hardball with bondholders of the unregulated generation

Brandes Core Plus Fixed Income Fund

subsidiary, raising the risk that the exit from this business could become prolonged. This in turn would create potential uncertainty that could pressure holding company bonds. Therefore, with the good news priced in and our fair value target exceeded, we took the opportunity to exit this long-term holding.

At the close of the period, the fund continues to favor short-maturity corporate bonds and those that we believe exhibit strong, tangible asset coverage. The fund is underweight agency MBS. The duration is positioned toward the shorter end of our duration-controlled range. The fund has a high allocation to U.S. Treasuries that we will look to redeploy thoughtfully and efficiently — if and when market uncertainty and volatility cause credit fundamentals to become mispriced from our estimates of intrinsic value.

We believe the current positioning of the fund bodes well for the long-term. As always, thank you for your business and continued trust.

Sincerely Yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Past performance is not a guarantee of future results.

Brandes Core Plus Fixed Income Fund

Credit ratings apply the underlying holdings of the fund, and not to the fund itself. S&P and Moody’s study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency’s opinion of the holdings financial condition and histories. The ratings shown are all considered investment grade and are listed by highest to lowest in percentage of what the fund holds.

A bond is considered investment grade if its credit rating is ‘BBB-‘ or higher by Standard & Poor’s or ‘Baa3’ or higher by Moody’s. Anything below this ‘BBB’ rating is considered non-investment grade. Generally investment grade are bonds that are judged by the rating agency as likely enough to meet payment obligations that banks are allowed to invest in them. A non-investment grade bond, also called a speculative bond, a high yield bond, an unsecured debenture, or a junk bond, is a bond that is considered a low quality investment because the issuer may default.

Short-term debt refers to fixed income securities set to mature more 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.

Asset Coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Federal Funds Rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Upstream Guarantee:  A financial guarantee in which the subsidiary guarantees its parent company’s debt.

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield Curve:  A graphical comparison of the relationship between interest rates for loans of various maturities with similar credit quality. A typical yield curve slopes upward to reflect higher interest rates for longer maturities.

Yield Spread:  The difference in yield from a Treasury security and another debt security of the same maturity.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Brandes Core Plus Fixed Income Fund

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, LLC.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from September 30, 2008 to September 30, 2018 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index for the same period.

Value of $100,000 Investment vs Bloomberg Barclays U.S. Aggregate Bond Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	-1.08%	1.94%	4.53%	3.26%
Class A* (with maximum sales charge)	-4.81%	1.15%	4.13%	2.89%
Class I	-0.85%	2.26%	4.84%	3.56%
Class R6*	0.11%	2.49%	4.99%	3.70%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%	3.59%

(1)	The inception date is December 28, 2007.

*

Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to October 10, 2017 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Asset Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$987.20	1.16%	$5.78
Global Equity Fund	$1,000.00	$1,017.10	1.25%	$6.32
Global Equity Income Fund	$1,000.00	$1,011.10	1.25%	$6.30
Global Opportunities Value Fund	$1,000.00	$956.57	1.40%	$6.87
Emerging Markets Value Fund	$1,000.00	$883.00	1.37%	$6.47
International Small Cap Fund	$1,000.00	$921.10	1.31%	$6.31
Small Cap Value Fund	$1,000.00	$1,076.40	1.15%	$5.99
Core Plus Fixed Income Fund	$1,000.00	$1,001.20	0.70%	$3.51

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$983.80	1.91%	$9.50
Global Equity Fund	$1,000.00	$1,013.10	2.00%	$10.09
Global Equity Income Fund	$1,000.00	$1,010.00	2.00%	$10.08
Global Opportunities Value Fund	$1,000.00	$952.62	2.15%	$10.52
Emerging Markets Value Fund	$1,000.00	$880.00	2.09%	$9.85
International Small Cap Fund	$1,000.00	$918.40	2.06%	$9.91

Brandes Investment Trust

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$988.30	0.96%	$4.78
Global Equity Fund	$1,000.00	$1,018.10	1.00%	$5.06
Global Equity Income Fund	$1,000.00	$1,012.80	1.00%	$5.05
Global Opportunities Value Fund	$1,000.00	$956.67	1.15%	$5.64
Emerging Markets Value Fund	$1,000.00	$883.90	1.12%	$5.29
International Small Cap Fund	$1,000.00	$922.40	1.11%	$5.35
Small Cap Value Fund	$1,000.00	$1,076.50	0.90%	$4.68
Core Plus Fixed Income Fund	$1,000.00	$1,002.40	0.50%	$2.51

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$989.60	0.82%	$4.09
Emerging Markets Value Fund	$1,000.00	$884.70	0.97%	$4.58
International Small Cap Fund	$1,000.00	$922.90	1.00%	$4.82
Small Cap Value Fund	$1,000.00	$1,078.60	0.72%	$3.75
Core Plus Fixed Income Fund	$1,000.00	$1,007.30	0.35%	$1.76

*	Expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.25	1.16%	$5.87
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Global Equity Income Fund	$1,000.00	$1,018.80	1.25%	$6.33
Global Opportunities Value Fund	$1,000.00	$1,018.05	1.40%	$7.08
Emerging Markets Value Fund	$1,000.00	$1,018.20	1.37%	$6.93
International Small Cap Fund	$1,000.00	$1,018.55	1.31%	$6.63
Small Cap Value Fund	$1,000.00	$1,019.30	1.15%	$5.82
Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,015.49	1.91%	$9.65
Global Equity Fund	$1,000.00	$1,015.04	2.00%	$10.10
Global Equity Income Fund	$1,000.00	$1,015.04	2.00%	$10.10
Global Opportunities Value Fund	$1,000.00	$1,014.29	2.15%	$10.86
Emerging Markets Value Fund	$1,000.00	$1,014.54	2.09%	$10.56
International Small Cap Fund	$1,000.00	$1,014.79	2.06%	$10.40

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.26	0.96%	$4.86
Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Global Equity Income Fund	$1,000.00	$1,020.05	1.00%	$5.06
Global Opportunities Value Fund	$1,000.00	$1,019.30	1.15%	$5.82
Emerging Markets Value Fund	$1,000.00	$1,019.45	1.12%	$5.67
International Small Cap Fund	$1,000.00	$1,019.55	1.11%	$5.62
Small Cap Value Fund	$1,000.00	$1,020.56	0.90%	$4.56
Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54

Brandes Investment Trust

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.96	0.82%	$4.15
Emerging Markets Value Fund	$1,000.00	$1,020.21	0.97%	$4.91
International Small Cap Fund	$1,000.00	$1,020.05	1.00%	$5.06
Small Cap Value Fund	$1,000.00	$1,021.46	0.72%	$3.65
Core Plus Fixed Income Fund	$1,000.00	$1,023.31	0.35%	$1.78

*	Expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

Shares		Value
COMMON STOCKS – 87.01%
Brazil – 1.57%
596,835	Embraer SA Sponsored – ADR	$11,691,998

China – 1.49%
1,126,500	China Mobile Ltd.	11,075,571

Finland – 1.78%
2,371,580	Nokia OYJ	13,185,417

France – 16.47%
991,394	Carrefour SA	19,002,029
263,195	Compagnie de Saint-Gobain SA	11,343,955
1,166,485	Engie SA	17,173,272
926,086	Orange SA	14,735,517
212,016	Publicis Groupe SA	12,661,636
83,270	Renault SA	7,203,013
301,093	Sanofi	26,901,805
92,441	Schneider Electric SE	7,422,727
63,963	Societe BIC SA	5,855,731

		122,299,685

Hong Kong – 0.65%
9,774,000	First Pacific Co. Ltd.	4,819,214

Ireland – 2.01%
172,433	CRH Plc	5,643,053
153,735	Shire Plc	9,288,088

		14,931,141

Italy – 5.93%
930,813	Eni SpA	17,545,417
4,105,973	Intesa Sanpaolo SpA	10,461,734
28,353,586	Telecom Italia Rsp	15,210,346
1,365,052	Telecom Italia SpA(a)	825,151

		44,042,648

Japan – 12.79%
473,600	Dai Nippon Printing Co. Ltd.	11,018,685
129,802	Daiichi Sankyo Co. Ltd.	5,626,645
367,300	Honda Motor Co. Ltd.	11,061,702
676,600	Mitsubishi Tanabe Pharma Corp.	11,324,056

Shares		Value
2,052,500	Mitsubishi UFJ Financial Group, Inc.	$12,751,552
353,399	MS&AD Insurance Group Holdings, Inc.	11,804,931
760,700	Nissan Motor Co. Ltd.	7,118,275
276,700	Sumitomo Mitsui Trust Holdings, Inc.	11,385,228
45,500	Taisho Pharmaceutical Holdings Co. Ltd.	5,566,198
171,600	Takeda Pharmaceutical Co. Ltd.(b)	7,337,281

		94,994,553

Mexico – 3.65%
1,677,470	Cemex SAB de CV Sponsored – ADR(a)	11,809,389
11,536,733	Fibra Uno Administracion SA de CV	15,257,782

		27,067,171

Netherlands – 1.40%
1,606,333	Aegon NV	10,425,966

Russia – 3.12%
1,349,364	Mobile TeleSystems PJSC	5,612,801
139,363	Oil Company LUKOIL PJSC	10,683,368
42,300	Oil Company LUKOIL PJSC Sponsored – ADR	3,233,412
1,456,315	Public Joint-Stock Co. Gazprom	3,614,819

		23,144,400

South Korea – 4.82%
148,067	Hana Financial Group, Inc.	5,945,304
56,792	Hyundai Mobis Co. Ltd.	11,673,271
49,795	Hyundai Motor Co.	5,812,506
77,269	KT&G Corp.	7,244,513
19,278	POSCO	5,117,284

		35,792,878

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
Spain – 1.71%
638,721	Repsol SA	$12,715,215

Sweden – 0.98%
822,078	LM Ericsson Telefon AB – Class B	7,276,042

Switzerland – 6.58%
968,864	Credit Suisse Group AG	14,538,252
22,029	Roche Holding AG	5,326,952
69,697	Swatch Group Ltd. Registered	5,428,538
97,168	Swiss Resources AG	8,952,705
923,888	UBS Group AG	14,586,930

		48,833,377

Taiwan – 1.32%
1,130,000	Asustek Computer, Inc.	9,775,469

United Kingdom – 20.74%
4,695,256	Barclays Plc	10,414,249
1,741,000	BP Plc	13,344,392
2,860,109	G4S Plc	9,021,120
1,280,970	GlaxoSmithKline Plc	25,689,629
646,991	HSBC Holdings Plc	5,645,278
273,504	Imperial Brands Plc	9,517,434

Shares		Value
2,287,907	J Sainsbury Plc	$9,585,234
3,833,863	Kingfisher Plc	12,963,231
3,887,893	Marks & Spencer Group Plc	14,628,049
4,302,647	Tesco Plc	13,452,359
3,535,297	Wm Morrison Supermarkets Plc	11,952,826
1,214,169	WPP Plc	17,781,081

		153,994,882

TOTAL COMMON STOCKS (Cost $701,879,256)		$646,065,627

PREFERRED STOCKS – 3.77%
Brazil – 2.45%
1,632,800	Petroleo Brasileiro SA	$8,530,804
879,100	Telefonica Brasil SA	8,524,237
120,102	Telefonica Brasil SA Sponsored – ADR	1,168,593

		18,223,634

Russia – 1.32%
16,855,053	Surgutneftegas PJSC	9,794,825

TOTAL PREFERRED STOCKS (Cost $25,755,761)		$28,018,459

	Principal Amount	Value
REPURCHASE AGREEMENTS – 8.72%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $45,165,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $66,042,566)] (proceeds $64,745,354)	$64,743,088	$64,743,088

TOTAL REPURCHASE AGREEMENTS (Cost $64,743,088)		$64,743,088

Total Investments (Cost $792,378,105) – 99.50%		$738,827,174
Other Assets in Excess of Liabilities – 0.50%		3,711,667

TOTAL NET ASSETS – 100.00%		$742,538,841

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

TIPS Treasury Inflation-Protected Security

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018

COMMON STOCKS
Aerospace & Defense	1.57%
Auto Components	1.57%
Automobiles	4.20%
Banks	7.62%
Biotechnology	1.25%
Building Products	1.53%
Capital Markets	3.92%
Commercial Services & Supplies	3.49%
Communications Equipment	2.76%
Construction Materials	2.35%
Diversified Financial Services	0.65%
Diversified Telecommunication Services	4.14%
Electrical Equipment	1.00%
Equity Real Estate Investment Trusts	2.06%
Food & Staples Retailing	7.27%
Insurance	4.20%
Media	4.10%
Metals & Mining	0.69%
Multiline Retail	1.97%
Multi-Utilities	2.31%
Oil, Gas & Consumable Fuels	8.23%
Pharmaceuticals	11.82%
Specialty Retail	1.75%
Technology Hardware, Storage & Peripherals	1.32%
Textiles, Apparel & Luxury Goods	0.73%
Tobacco	2.26%
Wireless Telecommunication Services	2.25%

TOTAL COMMON STOCKS	87.01%

PREFERRED STOCKS
Diversified Telecommunication Services	1.30%
Oil, Gas & Consumable Fuels	2.47%

TOTAL PREFERRED STOCKS	3.77%

REPURCHASE AGREEMENTS	8.72%

TOTAL INVESTMENTS	99.50%
Other Assets in Excess of Liabilities	0.50%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

Shares		Value
COMMON STOCKS – 97.11%
Austria – 1.50%
24,509	Erste Group Bank AG	$1,017,534

Brazil – 2.14%
265,420	Embraer SA	1,303,260
7,378	Embraer SA Sponsored – ADR	144,535

		1,447,795

China – 1.72%
118,500	China Mobile Ltd.	1,165,073

Finland – 1.73%
210,503	Nokia OYJ	1,170,346

France – 13.15%
35,434	Carrefour SA	679,163
79,376	Engie SA	1,168,593
31,200	Engie SA Registered Shares	459,334
16,723	Publicis Groupe SA	998,701
28,738	Sanofi	2,567,659
20,792	Schneider Electric SE	1,669,534
20,632	Total SA	1,341,507

		8,884,491

Italy – 2.72%
67,899	Eni SpA	1,279,866
1,045,481	Telecom Italia Rsp	560,851

		1,840,717

Japan – 3.44%
37,600	Honda Motor Co. Ltd.	1,132,371
127,000	Nissan Motor Co. Ltd.	1,188,407

		2,320,778

Malaysia – 0.94%
336,100	Genting Berhad	634,195

Mexico – 1.25%
638,316	Fibra Uno Administracion SA de CV	844,198

Russia – 3.58%
24,494	Oil Company LUKOIL PJSC Sponsored – ADR	1,872,321
220,760	Public Joint-Stock Co. Gazprom	547,964

		2,420,285

Shares		Value
South Korea – 6.05%
4,950	Hyundai Mobis Co. Ltd.	$1,017,444
11,771	Hyundai Motor Co.	1,374,014
7,830	KT&G Corp.	734,117
23,100	Samsung Electronics Co. Ltd.	966,755

		4,092,330

Spain – 1.53%
51,965	Repsol SA	1,034,483

Switzerland – 5.31%
94,935	Credit Suisse Group AG	1,424,543
7,964	Swiss Resources AG	733,774
90,575	UBS Group AG	1,430,056

		3,588,373

United Kingdom – 19.90%
228,395	Barclays Plc	506,588
292,575	BP Plc	2,242,525
121,138	GlaxoSmithKline Plc	2,429,401
73,244	HSBC Holdings Plc	639,086
53,968	Imperial Brands Plc	1,877,987
257,470	J Sainsbury Plc	1,078,676
254,571	Kingfisher Plc	860,767
248,544	Marks & Spencer Group Plc	935,137
425,924	Tesco Plc	1,331,664
174,125	Wm Morrison Supermarkets Plc	588,716
65,706	WPP Plc	962,241

		13,452,788

United States – 32.15%
20,559	American International Group, Inc.	1,094,561
14,491	Apache Corp.	690,786
45,483	Bank of America Corp.	1,339,929
26,440	Bank of New York Mellon Corp.	1,348,176
26,811	Cardinal Health, Inc.	1,447,794
32,175	Citigroup, Inc.	2,308,235
13,056	Emerson Electric Co.	999,828
16,092	Express Scripts Holding Co.(a)	1,528,901
6,333	HCA Healthcare, Inc.	881,047

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
36,368	Jefferies Financial Group, Inc.	$798,641
10,105	McKesson Corp.	1,340,428
24,619	Merck & Co., Inc.	1,746,472
4,083	Microsoft Corp.	466,973
4,668	PepsiCo, Inc.	521,883
46,673	Pfizer, Inc.	2,056,879

Shares		Value
6,294	PNC Financial Services Group, Inc.	$857,180
9,775	State Street Corp.	818,949
28,404	Wells Fargo & Co.	1,492,914

		21,739,576

TOTAL COMMON STOCKS (Cost $58,293,786)		$65,652,962

	Principal Amount	Value
REPURCHASE AGREEMENTS – 2.96%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $1,400,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $2,047,151)] (proceeds $2,004,488)	$2,004,418	$2,004,418

TOTAL REPURCHASE AGREEMENTS (Cost $2,004,418)		$2,004,418

Total Investments (Cost $60,298,204) – 100.07%		$67,657,380
Liabilities in Excess of Other Assets – (0.07)%		(44,597)

TOTAL NET ASSETS – 100.00%		$67,612,783

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

TIPS Treasury Inflation-Protected Security

(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018

COMMON STOCKS
Aerospace & Defense	2.14%
Auto Components	1.51%
Automobiles	5.47%
Banks	12.07%
Beverages	0.77%
Capital Markets	7.43%
Communications Equipment	1.73%
Diversified Financial Services	1.18%
Diversified Telecommunication Services	0.83%
Electrical Equipment	3.95%
Equity Real Estate Investment Trusts	1.25%
Food & Staples Retailing	5.44%
Health Care Providers & Services	7.69%
Hotels, Restaurants & Leisure	0.94%
Insurance	2.70%
Media	2.90%
Multiline Retail	1.38%
Multi-Utilities	2.41%
Oil, Gas & Consumable Fuels	13.33%
Pharmaceuticals	13.02%
Software	0.69%
Specialty Retail	1.27%
Technology Hardware, Storage & Peripherals	1.43%
Tobacco	3.86%
Wireless Telecommunication Services	1.72%

TOTAL COMMON STOCKS	97.11%

REPURCHASE AGREEMENTS	2.96%

TOTAL INVESTMENTS	100.07%
Liabilities in Excess of Other Assets	(0.07)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

Shares		Value
COMMON STOCKS – 86.06%
Brazil – 4.88%
4,800	Companhia Paranaense de Energia	$24,009
4,790	Telefonica Brasil SA	43,766

		67,775

China – 1.77%
2,500	China Mobile Ltd.	24,580

Finland – 1.81%
4,519	Nokia OYJ	25,124

France – 14.24%
2,583	Engie SA	38,027
400	Engie SA Registered Shares	5,889
461	Publicis Groupe SA	27,531
551	Sanofi	49,230
528	Schneider Electric SE	42,397
530	Total SA	34,461

		197,535

Italy – 2.79%
2,057	Eni SpA	38,774

Japan – 2.17%
1,000	Honda Motor Co. Ltd.	30,116

Mexico – 2.70%
28,379	Fibra Uno Administracion SA de CV	37,532

South Korea – 1.63%
242	KT&G Corp.	22,689

Switzerland – 5.69%
1,434	Credit Suisse Group AG	21,518
240	Swiss Resources AG	22,113
2,237	UBS Group AG	35,319

		78,950

United Kingdom – 23.95%
5,500	BP Plc	42,156
279	British American Tobacco Plc	13,007
2,390	GlaxoSmithKline Plc	47,931
2,038	HSBC Holdings Plc	17,782
1,027	Imperial Brands Plc	35,738
5,103	J Sainsbury Plc	21,379

Shares		Value
9,934	Kingfisher Plc	$33,590
4,816	Marks & Spencer Group Plc	18,120
814	Royal Dutch Shell Plc – Class A	27,911
8,470	Tesco Plc	26,482
4,210	Wm Morrison Supermarkets Plc	14,234
2,330	WPP Plc	34,122

		332,452

United States – 24.43%
280	Bank of New York Mellon Corp.	14,277
234	BB&T Corp.	11,358
847	Cardinal Health, Inc.	45,738
421	Citigroup, Inc.	30,203
305	Emerson Electric Co.	23,357
175	Johnson & Johnson	24,180
646	Merck & Co., Inc.	45,827
129	Microsoft Corp.	14,754
130	PepsiCo, Inc.	14,534
964	Pfizer, Inc.	42,483
85	PNC Financial Services Group, Inc.	11,576
289	Procter & Gamble Co.	24,053
701	Wells Fargo & Co.	36,845

		339,185

TOTAL COMMON STOCKS (Cost $1,135,512)		$1,194,712

PREFERRED STOCKS – 9.65%
South Korea – 1.81%
736	Samsung Electronics Co. Ltd.	$25,103

United States – 7.84%
1,488	Bank of America Corp., 4.000% (3M LIBOR + 0.500%, minimum of 4.000%)(a)	36,382
1,610	Goldman Sachs Group, Inc., 3.750% (3M LIBOR + 0.750%, minimum of 3.750%)(a)	36,547

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
1,588	Morgan Stanley, 4.000% (3M LIBOR + 0.700%, minimum of 4.000%)(a)	$35,952

		108,881

TOTAL PREFERRED STOCKS (Cost $114,547)		$133,984

Total Investments (Cost $1,250,059) – 95.71%		$1,328,696
Other Assets in Excess of Liabilities – 4.29%		59,537

TOTAL NET ASSETS – 100.00%		$1,388,233

Percentages are stated as a percent of net assets.

LIBOR London Inter-bank Offered Rate

(a)	Variable rate security. This coupon is based on a reference index and spread.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018

COMMON STOCKS
Automobiles	2.17%
Banks	7.76%
Beverages	1.05%
Capital Markets	5.12%
Communications Equipment	1.81%
Diversified Telecommunication Services	3.15%
Electric Utilities	1.73%
Electrical Equipment	4.74%
Equity Real Estate Investment Trusts	2.71%
Food & Staples Retailing	4.47%
Health Care Providers & Services	3.30%
Household Products	1.73%
Insurance	1.59%
Media	4.44%
Multiline Retail	1.31%
Multi-Utilities	3.16%
Oil, Gas & Consumable Fuels	10.32%
Pharmaceuticals	15.10%
Software	1.06%
Specialty Retail	2.42%
Tobacco	5.15%
Wireless Telecommunication Services	1.77%

TOTAL COMMON STOCKS	86.06%

PREFERRED STOCKS
Banks	2.62%
Capital Markets	5.22%
Technology Hardware, Storage & Peripherals	1.81%

TOTAL PREFERRED STOCKS	9.65%

TOTAL INVESTMENTS	95.71%
Other Assets in Excess of Liabilities	4.29%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

Shares		Value
COMMON STOCKS – 88.99%
Brazil – 5.98%
59,500	Companhia Paranaense de Energia	$297,607
40,769	Embraer SA Sponsored – ADR	798,665
174,000	Marfrig Global Foods SA(a)	227,057
51,400	Telefonica Brasil SA	469,639

		1,792,968

Canada – 1.06%
15,871	Sierra Wireless, Inc.(a)	319,841

China – 3.16%
80,500	China Mobile Ltd.	791,463
9,213	China Yuchai International Ltd.	159,109

		950,572

France – 8.30%
30,022	Carrefour SA	575,430
27,748	Engie SA	408,513
4,400	Engie SA Registered Shares	64,778
7,877	Publicis Groupe SA	470,416
8,336	Sanofi	744,798
2,868	Schneider Electric SE	230,292

		2,494,227

Greece – 1.00%
32,499	Grivalia Properties Real Estate Investment Co. SA	300,674

Hong Kong – 0.77%
471,340	First Pacific Co. Ltd.	232,401

Hungary – 0.76%
159,338	Magyar Telekom Telecommunications Plc	228,783

India – 1.02%
24,572	Reliance Infrastructure Ltd. Sponsored – GDR	305,277

Ireland – 1.43%
111,672	C&C Group Plc	429,164

Shares		Value
Italy – 2.41%
15,841	Eni SpA	$298,596
791,223	Telecom Italia Rsp	424,453

		723,049

Japan – 6.28%
15,800	Honda Motor Co. Ltd.	475,837
12,000	Kissei Pharmaceutical Co. Ltd.	380,492
48,700	Nissan Motor Co. Ltd.	455,712
3,200	NuFlare Technology, Inc.	165,954
15,900	Tachi-S Co. Ltd.	237,904
23,600	TSI Holdings Co. Ltd.	171,965

		1,887,864

Mexico – 6.78%
57,514	Cemex SAB de CV Sponsored – ADR(a)	404,899
1,623,663	Consorcio ARA SAB de CV	591,716
417,915	Fibra Uno Administracion SA de CV	552,709
407,130	Macquarie Mexico Real Estate Management SA de CV	487,973

		2,037,297

Russia – 3.86%
4,418	Oil Company LUKOIL PJSC Sponsored – ADR	337,712
78,016	Public Joint-Stock Co. Gazprom Sponsored – ADR	387,740
98,625	Sberbank of Russia OJSC	306,091
960,903	Sistema PJSFC	127,610

		1,159,153

South Korea – 5.22%
2,404	Hyundai Mobis Co. Ltd.	494,128
3,217	KT&G Corp.	301,616
202	Lotte Chilsung Beverage Co. Ltd.	253,490
4,296	Lotte Corp.(a)	221,151

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
7,095	Samsung Electronics Co. Ltd.	$296,932

		1,567,317

Spain – 0.91%
43,807	Atresmedia Corp de Medios de Comunicacion SA	271,872

Switzerland – 3.14%
31,615	Credit Suisse Group AG	474,398
29,667	UBS Group AG	468,401

		942,799

United Kingdom – 19.59%
124,427	Barclays Plc	275,984
41,817	BP Plc	320,518
2,076,529	Countrywide Plc(a)	317,750
71,882	De La Rue Plc	451,592
837,480	Debenhams Plc	106,756
35,193	GlaxoSmithKline Plc	705,789
14,636	Imperial Brands Plc	509,306
89,247	J Sainsbury Plc	373,902
128,503	Kingfisher Plc	434,500
77,968	LSL Property Services Plc	270,301
129,176	Marks & Spencer Group Plc	486,020
225,154	Mitie Group Plc	430,517
117,920	Tesco Plc	368,681
112,528	Wm Morrison Supermarkets Plc	380,457
30,843	WPP Plc	451,685

		5,883,758

United States – 17.32%
5,827	American International Group, Inc.	310,229

Shares		Value
27,271	Briggs & Stratton Corp.	$524,421
9,617	Cardinal Health, Inc.	519,318
7,062	Citigroup, Inc.	506,629
7,714	Edgewell Personal Care Co.(a)	356,618
3,188	Express Scripts Holding Co.(a)	302,892
13,402	Jefferies Financial Group, Inc.	294,308
3,380	McKesson Corp.	448,357
31,323	Owens & Minor, Inc.	517,456
29,757	St. Joe Co.(a)	499,918
2,412	State Street Corp.	202,077
6,189	Wells Fargo & Co.	325,294
14,333	World Fuel Services Corp.	396,737

		5,204,254

TOTAL COMMON STOCKS (Cost $27,648,393)		$26,731,270

PREFERRED STOCKS – 5.98%
Brazil – 2.45%
15,000	Companhia Brasileira de Distribuicao	$323,099
79,240	Petroleo Brasileiro SA	414,001

		737,100

Russia – 1.63%
843,862	Surgutneftegas PJSC	490,386

South Korea – 1.90%
8,082	Hyundai Motor Co. Ltd.	570,445

TOTAL PREFERRED STOCKS (Cost $1,664,960)		$1,797,931

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
REPURCHASE AGREEMENTS – 4.72%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $990,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $1,447,628)] (proceeds $1,417,821)	$1,417,771	$1,417,771

TOTAL REPURCHASE AGREEMENTS (Cost $1,417,771)		$1,417,771

Total Investments (Cost $30,731,124) – 99.69%		$29,946,972
Other Assets in Excess of Liabilities – 0.31%		93,249

TOTAL NET ASSETS – 100.00%		$30,040,221

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

TIPS Treasury Inflation-Protected Security

(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018

COMMON STOCKS
Aerospace & Defense	2.66%
Auto Components	2.44%
Automobiles	3.10%
Banks	4.71%
Beverages	2.27%
Capital Markets	3.81%
Commercial Services & Supplies	2.94%
Communications Equipment	1.06%
Construction Materials	1.35%
Diversified Financial Services	1.75%
Diversified Telecommunication Services	3.74%
Electric Utilities	2.01%
Electrical Equipment	0.77%
Equity Real Estate Investment Trusts	4.46%
Food & Staples Retailing	5.65%
Food Products	0.76%
Health Care Providers & Services	5.95%
Household Durables	1.97%
Industrial Conglomerates	0.74%
Insurance	1.03%
Machinery	2.28%
Media	3.97%
Multiline Retail	1.97%
Multi-Utilities	1.58%
Oil, Gas & Consumable Fuels	5.80%
Personal Products	1.19%
Pharmaceuticals	6.09%
Real Estate Management & Development	3.62%
Semiconductors & Semiconductor Equipment	0.55%
Specialty Retail	1.45%
Technology Hardware, Storage & Peripherals	0.99%
Textiles, Apparel & Luxury Goods	0.57%
Tobacco	2.70%
Wireless Telecommunication Services	3.06%

TOTAL COMMON STOCKS	88.99%

PREFERRED STOCKS
Automobiles	1.90%
Food & Staples Retailing	1.07%
Oil, Gas & Consumable Fuels	3.01%

TOTAL PREFERRED STOCKS	5.98%

REPURCHASE AGREEMENTS	4.72%

TOTAL INVESTMENTS	99.69%
Other Assets in Excess of Liabilities	0.31%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

Shares		Value
COMMON STOCKS – 86.38%
Argentina – 3.33%
1,176,931	Adecoagro SA(a)	$8,650,443
2,625,116	YPF SA Sponsored – Class D – ADR(a)	40,558,041

		49,208,484

Brazil – 10.39%
2,764,947	AES Tiete Energia SA	6,538,298
5,180,100	Cielo SA	15,648,493
800,010	Companhia Paranaense de Energia	4,001,486
2,344,490	Embraer SA Sponsored – ADR	45,928,559
4,202,093	Estacio Participacoes SA	26,012,387
1,410,700	Hapvida Participacoes e Investimentos SA(a)(c)	8,383,405
5,600,500	Kroton Educacional SA	15,698,124
11,489,411	Marfrig Global Foods SA(a)	14,992,806
3,366,600	Petrobras Distribuidora SA	16,230,504

		153,434,062

Chile – 1.28%
1,339,920	Empresa Nacional de Telecomunicaciones SA	11,390,140
1,509,388	Enel Chile SA Sponsored – ADR	7,562,034

		18,952,174

China – 11.50%
130,305,000	Bosideng International Holdings Ltd.	18,289,356
16,438,000	China Construction Bank Corp.	14,368,465
6,940,400	China Mobile Ltd.	68,236,922

Shares		Value
12,415,000	China Railway Signal & Communication Corp. Ltd.(c)	$8,783,895
173,073	China Yuchai International Ltd.	2,988,971
34,409,000	Dongfeng Motor Group Co. Ltd. – Class H	35,458,739
22,677,000	Genertec Universal Medical Group Co. Ltd.(c)	17,391,606
12,307,077	Weiqiao Textile Co. Ltd. – Class H	4,323,427

		169,841,381

Colombia – 1.12%
2,127,094	Grupo Aval Acciones y Valores Grupo Sponsored – ADR	16,506,249

Czech Republic – 0.66%
841,213	O2 Czech Republic AS	9,817,712

Greece – 0.91%
1,092,183	Hellenic Telecommunications Organization SA	13,392,141

Hong Kong – 4.47%
28,461,920	First Pacific Co. Ltd.	14,033,568
9,809,500	Lifestyle International Holdings Ltd.	19,236,785
4,316,000	Luk Fook Holdings International Ltd.	15,017,657
6,400,000	Yue Yuen Industrial Holdings Ltd.	17,791,899

		66,079,909

India – 2.84%
720,318	Infosys Ltd.	7,236,192
6,287,001	Power Grid Corp of India Ltd.	16,353,046

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
4,433,822	Reliance Infrastructure Ltd.	$18,375,662

		41,964,900

Indonesia – 4.01%
139,220,100	Bank Rakyat Indonesia Persero Tbk PT	29,419,804
160,739,115	PT XL Axiata Tbk(a)	29,761,080

		59,180,884

Malaysia – 1.94%
15,157,500	Genting Berhad	28,601,051

Mexico – 10.14%
8,397,536	Cemex SAB de CV Sponsored – ADR(a)	59,118,653
31,381,662	Fibra Uno Administracion SA de CV	41,503,481
17,287,809	Fideicomiso PLA Administradora Industrial S de RL de CV	26,549,729
17,197,456	Macquarie Mexico Real Estate Management SA de CV	20,612,319
10,242,449	Urbi Desarrollos Urbanos SA de CV(a)(d)	1,970,333

		149,754,515

Pakistan – 0.59%
7,646,760	Nishat Mills Ltd.	8,657,256

Panama – 0.91%
644,836	Banco Latinoamericano de Comercio Exterior SA – Class E	13,489,969

Russia – 8.59%
5,841,739	Mobile TeleSystems PJSC	24,299,239

Shares		Value
224,849	Oil Company LUKOIL PJSC Sponsored – ADR	$17,187,458
5,318,206	Public Joint-Stock Co. Gazprom	13,200,681
3,562,742	Public Joint-Stock Co. Gazprom Sponsored – ADR	17,706,828
8,610,616	Sberbank of Russia OJSC	26,723,804
2,684,906	Sistema JSFC Sponsored – GDR	7,055,933
919,169	X5 Retail Group NV – GDR	20,796,599

		126,970,542

South Africa – 0.93%
1,280,399	Absa Group Ltd.	13,732,526

South Korea – 11.83%
163,537	Hyundai Mobis Co. Ltd.	33,614,096
824,543	KIA Motors Corp.	26,081,892
460,670	KT&G Corp.	43,191,057
50,851	POSCO	13,498,236
306,830	S-1 Corp.	25,282,184
610,691	Samsung Electronics Co. Ltd.	25,557,953
185,013	Shinhan Financial Group Co. Ltd.	7,476,101

		174,701,519

Spain – 0.93%
6,246,765	Prosegur Cash SA(c)	13,693,288

Taiwan – 1.57%
2,689,000	Asustek Computer, Inc.	23,262,155

Thailand – 3.80%
2,794,200	Bangkok Bank Plc – NVDR	18,148,376
50,122,400	Jasmine Broadband Internet Infrastructure – Class F	16,273,506

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
4,718,300	Siam Commercial Bank PCL	$21,737,459

		56,159,341

Turkey – 2.32%
7,785,133	Akbank T.A.S.	8,917,358
59,155,342	Emlak Konut Gayrimenkul Yatirim Ortakligi AG	17,496,998
6,223,640	Turkiye Garanti Bankasi Anonim Sirketi	7,934,803

		34,349,159

United Kingdom – 2.32%
22,007,865	ITE Group Plc	20,653,350
8,135,315	Vivo Energy Plc(c)	13,687,162

		34,340,512

TOTAL COMMON STOCKS (Cost $1,438,574,641)		$1,276,089,729

PREFERRED STOCKS – 10.99%
Brazil – 6.56%
1,744,100	Companhia Brasileira de Distribuicao	$37,567,756
2,073,150	Companhia Paranaense de Energia – COPEL B	10,990,614
2,760	Companhia Paranaense de Energia Sponsored ADR – Class B	14,545
4,477,000	Petroleo Brasileiro SA	23,390,747

Shares		Value
995,451	Petroleo Brasileiro Sponsored – ADR	$10,412,417
498,300	Telefonica Brasil SA	4,831,791
1,004,568	Telefonica Brasil SA Sponsored – ADR	9,774,446

		96,982,316

Colombia – 0.43%
15,974,350	Grupo Aval Acciones y Valores SA	6,281,260

Russia – 2.02%
32,081,832	Surgutneftegas PJSC	18,643,426
1,977,282	Surgutneftegas PJSC Sponsored – ADR	11,270,507

		29,913,933

South Korea – 1.98%
413,848	Hyundai Motor Co. Ltd.	29,210,291

TOTAL PREFERRED STOCKS (Cost $166,114,031)		$162,387,800

PARTICIPATORY NOTES – 0.94%
China – 0.94%
7,936,516	China South Publishing & Media Group Co. Ltd.(a)(b)(c)(e)	$13,928,570

TOTAL PARTICIPATORY NOTES (Cost $15,164,834)		$13,928,570

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
REPURCHASE AGREEMENTS – 1.05%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $10,810,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $15,806,933)] (proceeds $15,495,191)	$15,494,648	$15,494,648

TOTAL REPURCHASE AGREEMENTS (Cost $15,494,648)		$15,494,648

Total Investments (Cost $1,635,348,154) – 99.36%		$1,467,900,747
Other Assets in Excess of Liabilities – 0.64%		9,407,278

TOTAL NET ASSETS – 100.00%		$1,477,308,025

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

NVDR Non-Voting Depositary Receipt

TIPS Treasury Inflation-Protected Security

(a)	Non-income producing security.
(b)

The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $13,928,570 or 0.94% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

(c)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $75,867,926, which represented 5.14% of the net assets of the Fund.

(d)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(e)

Represents the underlying security of a participatory note with HSBC Bank Plc. China South Publishing & Media Group Co. Ltd. has a maturity date of November 23, 2021. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018

COMMON STOCKS
Aerospace & Defense	3.11%
Auto Components	2.28%
Automobiles	4.17%
Banks	11.17%
Commercial Services & Supplies	2.64%
Construction Materials	4.00%
Diversified Consumer Services	2.82%
Diversified Financial Services	1.86%
Diversified Telecommunication Services	1.57%
Electric Utilities	3.13%
Electronic Equipment, Instruments & Components	0.59%
Equity Real Estate Investment Trusts	8.29%
Food & Staples Retailing	1.41%
Food Products	1.60%
Health Care Providers & Services	1.75%
Hotels, Restaurants & Leisure	1.94%
Household Durables	0.13%
Independent Power and Renewable Electricity Producers	0.44%
IT Services	1.55%
Machinery	0.20%
Media	1.40%
Metals & Mining	0.91%
Multiline Retail	1.30%
Oil, Gas & Consumable Fuels	6.00%
Specialty Retail	3.04%
Technology Hardware, Storage & Peripherals	3.31%
Textiles, Apparel & Luxury Goods	3.32%
Tobacco	2.92%
Wireless Telecommunication Services	9.53%

TOTAL COMMON STOCKS	86.38%

PREFERRED STOCKS
Automobiles	1.98%
Banks	0.43%
Diversified Telecommunication Services	0.99%
Electric Utilities	0.74%
Food & Staples Retailing	2.54%
Oil, Gas & Consumable Fuels	4.31%

TOTAL PREFERRED STOCKS	10.99%

PARTICIPATORY NOTES
Media	0.94%

TOTAL PARTICIPATORY NOTES	0.94%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018 (continued)

REPURCHASE AGREEMENTS	1.05%

TOTAL INVESTMENTS	99.36%
Other Assets in Excess of Liabilities	0.64%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

Shares		Value
COMMON STOCKS – 87.77%
Argentina – 0.49%
747,930	Adecoagro SA(a)	$5,497,286

Belgium – 1.48%
380,483	D’Ieteren SA	16,751,519

Brazil – 4.62%
2,238,116	AES Tiete Energia SA	5,292,496
7,603,647	Embraer SA	37,335,261
4,297,724	Marfrig Global Foods SA(a)	5,608,202
8,911,000	Mills Estruturas e Servicos de Engenharia SA(a)(b)	4,104,062

		52,340,021

Canada – 5.37%
557,651	Cameco Corp.	6,357,221
1,605,023	Celestica, Inc.(a)	17,382,399
1,394,763	Dorel Industries, Inc. – Class B(a)	24,717,319
610,675	Sierra Wireless, Inc.(a)	12,306,639

		60,763,578

China – 0.96%
21,464,900	Boyaa Interactive International Ltd.(a)	5,131,584
16,341,500	Weiqiao Textile Co. Ltd. – Class H	5,740,704

		10,872,288

France – 2.06%
67,039	Savencia SA	5,106,014
199,354	Societe BIC SA	18,250,604

		23,356,618

Germany – 2.06%
156,726	Draegerwerk AG & Co. KGaA	9,357,348
544,923	Rhoen-Klinikum AG	14,007,587

		23,364,935

Greece – 1.67%
638,814	GR Sarantis SA	5,502,472

Shares		Value
1,450,970	Grivalia Properties Real Estate Investment Co. SA	$13,424,076

		18,926,548

Hong Kong – 4.14%
15,204,050	APT Satellite Holdings Ltd.	5,476,942
10,889,500	Dickson Concepts International Ltd.	4,883,505
194,910,000	Emperor Watch & Jewellery Ltd.	7,678,931
23,378,000	First Pacific Co. Ltd.	11,526,867
22,106,000	PAX Global Technology Ltd.	11,224,786
18,358,000	Sinotrans Shipping Ltd.	6,047,389

		46,838,420

Hungary – 1.85%
14,543,368	Magyar Telekom Telecommunications Plc	20,881,891

India – 1.21%
3,300,999	Reliance Infrastructure Ltd.	13,680,757

Indonesia – 0.84%
51,392,000	PT XL Axiata Tbk(a)	9,515,303

Ireland – 4.54%
1,924,883	Avadel Pharmaceuticals Plc Sponsored – ADR(a)	8,450,236
11,182,473	C&C Group Plc	42,975,056

		51,425,292

Japan – 20.18%
229,100	Bank of Nagoya Ltd.	7,702,509
173,700	Denki Kogyo Co. Ltd.	5,109,048
1,513,800	Funai Electric Co. Ltd.(a)	8,768,252
162,300	Futaba Corp.	2,920,798
4,349,100	Hachijuni Bank Ltd.	19,934,228
4,619,900	Hyakugo Bank Ltd.	18,668,960

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
639,700	Kato Sangyo Co. Ltd.	$21,569,917
709,300	Kissei Pharmaceutical Co. Ltd.	22,490,230
1,947,400	Komori Corp.	24,263,301
309,100	Nippon Seiki Co. Ltd.	5,858,827
187,800	NuFlare Technology, Inc.	9,739,446
230,300	Oita Bank Ltd.	8,383,779
120,100	Sanki Engineering Co. Ltd.	1,290,270
706,700	Tachi-S Co. Ltd.	10,573,993
448,100	Torii Pharmaceutical Co. Ltd.	10,782,322
1,002,800	Toyo Suisan Kaisha Ltd.	38,931,129
812,200	TSI Holdings Co. Ltd.	5,918,218
283,700	Tsutsumi Jewelry Co. Ltd.	5,478,177

		228,383,404

Mexico – 5.22%
40,473,212	Consorcio ARA SAB de CV	14,749,776
279,501,983	Desarrolladora Homex SAB de CV(a)(b)	4,450,764
17,444,971	Fibra Uno Administracion SA de CV	23,071,659
11,929,454	Macquarie Mexico Real Estate Management SA de CV	14,298,261
12,867,533	Urbi Desarrollos Urbanos SA de CV(a)(b)	2,475,319

		59,045,779

Philippines – 0.76%
7,220,750	First Philippine Holdings Corp.	8,619,996

Russia – 0.57%
48,176,158	Sistema PJSFC	6,397,890

Shares		Value
South Korea – 9.36%
172,998	Binggrae Co. Ltd.	$11,760,082
1,244,944	Korean Reinsurance Co.	11,729,662
9,596	Lotte Chilsung Beverage Co. Ltd.	12,042,039
75,183	Lotte Confectionery Co. Ltd.	12,239,702
541,581	Lotte Corp.(a)	27,879,684
11,242	Namyang Dairy Products Co. Ltd.	6,567,335
127,829	S-1 Corp.	10,532,856
140,287	Samchully Co. Ltd.	13,150,652

		105,902,012

Spain – 2.76%
2,693,152	Atresmedia Corp de Medios de Comunicacion SA	16,714,043
1,428,227	Lar Espana Real Estate SOCIMI SA	14,542,780

		31,256,823

United Kingdom – 17.63%
3,028,206	Balfour Beatty Plc	10,803,013
114,155,463	Countrywide Plc(a)(b)	17,468,068
2,680,092	De La Rue Plc	16,837,470
55,797,888	Debenhams Plc	7,112,736
14,261,904	ITE Group Plc	13,384,129
8,098,143	J Sainsbury Plc	33,927,337
3,905,568	LSL Property Services Plc	13,539,888
10,545,222	Mitie Group Plc	20,163,500
15,790,851	Premier Foods Plc(a)	8,716,438
6,570,200	Spirent Communications Plc	11,560,921
5,476,326	Telit Communications Plc(a)	12,327,122
9,950,526	Wm Morrison Supermarkets Plc	33,642,692

		199,483,314

TOTAL COMMON STOCKS (Cost $1,091,370,783)		$993,303,674

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
PREFERRED STOCKS – 2.93%
Brazil – 1.55%
3,300,349	Companhia Paranaense de Energia – COPEL B	$17,496,496

Germany – 1.38%
246,073	Draegerwerk AG & Co. KGaA	15,607,961

TOTAL PREFERRED STOCKS (Cost $42,186,147)		$33,104,457

	Principal Amount	Value

REPURCHASE AGREEMENTS – 8.47%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $66,880,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $97,795,347)] (proceeds $95,880,933)	$95,877,577	$95,877,577

TOTAL REPURCHASE AGREEMENTS (Cost $95,877,577)		$95,877,577

Total Investments (Cost $1,229,434,507) – 99.17%		$1,122,285,708
Other Assets in Excess of Liabilities – 0.83%		9,442,598

TOTAL NET ASSETS – 100.00%		$1,131,728,306

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

TIPS Treasury Inflation-Protected Security

(a)	Non-income producing security.
(b)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018

COMMON STOCKS
Aerospace & Defense	3.30%
Auto Components	1.45%
Banks	4.83%
Beverages	4.86%
Commercial Services & Supplies	5.81%
Communications Equipment	3.65%
Construction & Engineering	1.07%
Distributors	1.48%
Diversified Financial Services	1.02%
Diversified Telecommunication Services	2.33%
Electric Utilities	1.97%
Electrical Equipment	0.26%
Electronic Equipment, Instruments & Components	2.53%
Equity Real Estate Investment Trusts	5.77%
Food & Staples Retailing	7.88%
Food Products	8.34%
Gas Utilities	1.16%
Health Care Equipment & Supplies	0.83%
Health Care Providers & Services	1.24%
Household Durables	4.87%
Independent Power and Renewable Electricity Producers	0.47%
Industrial Conglomerates	2.46%
Insurance	1.04%
Machinery	2.14%
Marine	0.54%
Media	2.66%
Multiline Retail	0.63%
Oil, Gas & Consumable Fuels	0.56%
Personal Products	0.49%
Pharmaceuticals	3.69%
Real Estate Management & Development	2.74%
Semiconductors & Semiconductor Equipment	0.86%
Software	0.45%
Specialty Retail	1.11%
Textiles, Apparel & Luxury Goods	1.51%
Trading Companies & Distributors	0.36%
Wireless Telecommunication Services	1.41%

TOTAL COMMON STOCKS	87.77%

PREFERRED STOCKS
Electric Utilities	1.55%
Health Care Equipment & Supplies	1.38%

TOTAL PREFERRED STOCKS	2.93%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2018 (continued)

REPURCHASE AGREEMENTS	8.47%

TOTAL INVESTMENTS	99.17%
Other Assets in Excess of Liabilities	0.83%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

Shares		Value
COMMON STOCKS – 76.41%
Auto Components – 1.15%
4,181	Cooper Tire & Rubber Co.	$118,322

Banks – 3.28%
2,012	National Bankshares, Inc.	91,446
2,487	Northrim BanCorp, Inc.	103,335
2,817	Popular, Inc.	144,371

		339,152

Biotechnology – 4.28%
1,238	Eagle Pharmaceuticals, Inc.(a)	85,830
135,484	PDL BioPharma, Inc.(a)	356,323

		442,153

Capital Markets – 2.32%
9,945	Federated Investors, Inc.	239,873

Communications Equipment – 5.37%
13,387	Digi International, Inc.(a)	180,055
3,402	NETGEAR, Inc.(a)	213,816
8,009	Sierra Wireless, Inc.(a)	160,981

		554,852

Construction & Engineering – 1.45%
19,774	Orion Group Holdings, Inc.(a)	149,294

Electronic Equipment, Instruments & Components – 1.43%
3,304	Avnet, Inc.	147,920

Equity Real Estate Investment Trusts – 0.97%
4,391	Alexander & Baldwin, Inc.	99,632

Food Products – 3.46%
1,476	Cal-Maine Foods, Inc.	71,291
8,498	Seneca Foods Corp. – Class A(a)	286,382

		357,673

Health Care Equipment & Supplies – 0.94%
6,694	Invacare Corp.	97,398

Health Care Providers & Services – 5.55%
18,729	Owens & Minor, Inc.	309,403
4,154	Patterson Companies, Inc.	101,565
8,594	Triple-S Management Corp. – Class B(a)	162,341

		573,309

Shares		Value
Hotels, Restaurants & Leisure – 1.03%
5,931	Speedway Motorsports, Inc.	$105,868

Household Durables – 9.06%
9,634	Beazer Homes USA, Inc.(a)	101,157
12,248	CSS Industries, Inc.	174,289
12,230	Dorel Industries, Inc. – Class B	218,061
4,883	M.D.C. Holdings, Inc.	144,439
16,518	Taylor Morrison Home Corp. – Class A(a)	297,985

		935,931

Insurance – 3.81%
1,028	American National Insurance Co.	132,910
498	National Western Life Group, Inc.	158,962
4,559	Old Republic International Corp.	102,030

		393,902

IT Services – 1.02%
4,390	EVERTEC, Inc.	105,799

Machinery – 4.62%
24,790	Briggs & Stratton Corp.	476,712

Media – 0.91%
2,009	Scholastic Corp.	93,800

Oil, Gas & Consumable Fuels – 5.29%
26,866	Chesapeake Energy Corp.(a)	120,628
15,386	World Fuel Services Corp.	425,885

		546,513

Personal Products – 4.05%
9,050	Edgewell Personal Care Co.(a)	418,381

Pharmaceuticals – 2.34%
35,308	Avadel Pharmaceuticals Plc Sponsored – ADR(a)	155,002
884	Taro Pharmaceutical Industries Ltd.(a)	86,897

		241,899

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

Shares		Value
Professional Services – 3.31%
20,625	Resources Connection, Inc.	$342,375

Real Estate Management & Development – 2.77%
17,006	St. Joe Co.(a)	285,701

Software – 2.72%
1,627	MicroStrategy, Inc. – Class A(a)	228,789
1,039	Verint Systems, Inc.(a)	52,054

		280,843

Specialty Retail – 2.78%
19,958	Rent-A-Center, Inc.(a)	286,996

Shares		Value
Thrifts & Mortgage Finance – 0.86%
3,021	Territorial Bancorp, Inc.	$89,271

Trading Companies & Distributors – 1.64%
22,033	Houston Wire & Cable Co.(a)	169,654

TOTAL COMMON STOCKS (Cost $7,997,749)		$7,893,223

PREFERRED STOCKS – 1.55%
Oil, Gas & Consumable Fuels – 1.55%
250	Chesapeake Energy Corp., 5.750%	$160,250

TOTAL PREFERRED STOCKS (Cost $145,900)		$160,250

	Principal Amount	Value
CORPORATE BONDS – 5.01%
Containers & Packaging – 1.50%
Bemis Co., Inc. 6.800%, 8/1/2019	$150,000	$154,549

Electric Utilities – 2.02%
Portland General Electric Co. 6.100%, 4/15/2019	205,000	208,630

Household Durables – 1.21%
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.250%, 4/15/2021(b)	125,000	125,469

Water Utilities – 0.28%
California Water Service Co. 5.875%, 5/1/2019	28,000	28,413

TOTAL CORPORATE BONDS (Cost $517,345)		$517,061

REPURCHASE AGREEMENTS – 16.39%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $1,185,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $1,732,767)] (proceeds $1,692,744)	$1,692,684	$1,692,684

TOTAL REPURCHASE AGREEMENTS (Cost $1,692,684)		$1,692,684

Total Investments (Cost $10,353,678) – 99.36%		$10,263,218
Other Assets in Excess of Liabilities – 0.64%		66,617

TOTAL NET ASSETS – 100.00%		$10,329,835

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

ADR American Depositary Receipt

TIPS Treasury Inflation-Protected Security

(a)	Non-income producing security.
(b)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $125,469, which represented 1.21% of the net assets of the Fund.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2018

COMMON STOCKS
Canada	3.67%
Ireland	1.50%
Israel	0.84%
United States	70.40%

TOTAL COMMON STOCKS	76.41%

PREFERRED STOCKS
United States	1.55%

TOTAL PREFERRED STOCKS	1.55%

CORPORATE BONDS
United States	5.01%

TOTAL CORPORATE BONDS	5.01%

REPURCHASE AGREEMENTS	16.39%

TOTAL INVESTMENTS	99.36%
Other Assets in Excess of Liabilities	0.64%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2018

	Shares	Value
COMMON STOCKS – 0.01%
Household Durables – 0.01%
Urbi Desarrollos Urbanos SA de CV(a)	31,277	$6,017

TOTAL COMMON STOCKS (Cost $292,050)		$6,017

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 7.69%
Federal Home Loan Mortgage Corporation – 1.96%
Pool G1-8578, 3.000%, 12/1/2030	$1,657,042	$1,633,331
Pool G0-6018, 6.500%, 4/1/2039	27,188	30,321
Pool A9-3505, 4.500%, 8/1/2040	125,423	130,859

		1,794,511

Federal National Mortgage Association – 5.73%
Pool CA1624, 3.000%, 4/1/2033	1,205,972	1,192,328
Pool 934124, 5.500%, 7/1/2038	45,813	49,201
Pool MA0918, 4.000%, 12/1/2041	282,565	287,486
Pool AS6201, 3.500%, 11/1/2045	1,155,036	1,141,569
Pool AL9865, 3.000%, 2/1/2047	1,931,971	1,850,227
Pool BJ2553, 3.500%, 12/1/2047	729,077	718,018

		5,238,829

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $7,157,524)		$7,033,340

OTHER MORTGAGE RELATED SECURITIES – 0.03%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 4.644%, 10/25/2036(c)	$1,402	$1,355

Near Prime Mortgage – 0.03%
Bear Stearns ALT-A Trust Series 2004-11, 2.896% (1M LIBOR + 0.680%), 11/25/2034(d)	30,451	30,370

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $30,440)		$31,725

US GOVERNMENTS – 49.76%
Sovereign – 49.76%
United States Treasury Bond 4.750%, 2/15/2037	$4,835,000	$5,937,984
United States Treasury Note 2.000%, 11/15/2021	3,211,000	3,125,833
2.000%, 2/15/2023	6,890,000	6,624,628
2.375%, 8/15/2024	14,505,000	14,026,222
2.250%, 2/15/2027	16,800,000	15,813,656

TOTAL US GOVERNMENTS (Cost $47,335,594)		$45,528,323

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 2.12%
Equipment – 0.03%
Continental Airlines 2007-1 Class A Pass Through Trust Series 2007-1, 5.983%, 4/19/2022	$28,054	$29,540

Student Loan – 2.09%
SLM Private Credit Student Loan Trust 2004-B Series 2004-B, 2.764% (3M LIBOR + 0.430%), 9/15/2033(d)	300,000	288,503
SLM Private Credit Student Loan Trust 2005-A Series 2005-A, 2.644% (3M LIBOR + 0.310%), 12/15/2038(d)	400,000	391,530
SLM Private Credit Student Loan Trust 2006-A Series 2006-A, 2.624% (3M LIBOR + 0.290%), 6/15/2039(d)	910,560	888,376
SLM Private Credit Student Loan Trust 2007-A Series 2007-A, 2.574% (3M LIBOR + 0.240%), 12/16/2041(d)	350,000	341,866

		1,910,275

TOTAL ASSET BACKED SECURITIES (Cost $1,796,703)		$1,939,815

CORPORATE BONDS – 39.29%
Automobiles – 1.08%
General Motors Financial Co., Inc. 2.650%, 4/13/2020	$1,000,000	$990,290

Banks & Thrifts – 9.31%
Bank of America Corp. 6.875%, 11/15/2018	1,475,000	1,482,833
Citibank NA 2.100%, 6/12/2020	1,650,000	1,620,493
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	238,658
Goldman Sachs Group, Inc. 7.500%, 2/15/2019	1,025,000	1,042,788
JPMorgan Chase & Co. 5.809%, (3M LIBOR + 3.470%), Perpetual(d)	2,285,000	2,294,711
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(d)	750,000	670,313
Wells Fargo & Co. 6.104% (3M LIBOR + 3.770%), Perpetual(d)	1,150,000	1,165,456

		8,515,252

Commercial Services & Supplies – 2.30%
ADT Corp. 3.500%, 7/15/2022	1,830,000	1,731,638
Iron Mountain, Inc. 4.875%, 9/15/2027(b)	410,000	376,175

		2,107,813

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
Consumer Products – 1.56%
Avon International Operations, Inc. 7.875%, 8/15/2022(b)	$925,000	$953,906
Wyndham Destinations, Inc. 3.900%, 3/1/2023	510,000	471,750

		1,425,656

Electric Utilities – 1.22%
Arizona Public Service Co. 8.750%, 3/1/2019	340,000	348,172
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	208,420
Israel Electric Corp. Ltd. 7.250%, 1/15/2019(b)	200,000	201,874
Oncor Electric Delivery Co., LLC 7.000%, 9/1/2022	315,000	356,157

		1,114,623

Food, Beverage & Tobacco – 1.63%
Mead Johnson Nutrition Co. 4.900%, 11/1/2019	775,000	790,090
Pilgrim’s Pride Corp. 5.750%, 3/15/2025(b)	725,000	697,812

		1,487,902

Health Care Providers & Services – 1.56%
Tenet Healthcare Corp. 6.000%, 10/1/2020	1,385,000	1,430,497

Homebuilders – 1.47%
PulteGroup, Inc. 5.500%, 3/1/2026	620,000	616,900
Toll Brothers Finance Corp. 4.875%, 11/15/2025	745,000	731,963

		1,348,863

Insurance – 1.47%
American International Group, Inc. 6.400%, 12/15/2020	800,000	851,180
CNA Financial Corp. 5.875%, 8/15/2020	135,000	140,926
Voya Financial, Inc. 5.500%, 7/15/2022	335,000	354,427

		1,346,533

Metals & Mining – 1.56%
Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp. 12.000%, 11/1/2021	1,030,000	1,035,140
6.375%, 3/15/2024	540,000	391,500

		1,426,640

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
Oil, Gas & Consumable Fuels – 9.08%
BP Capital Markets Plc 3.506%, 3/17/2025	$810,000	$801,074
Chesapeake Energy Corp. 8.000%, 1/15/2025	1,245,000	1,283,906
Chevron Corp. 2.100%, 5/16/2021	1,150,000	1,121,744
Exxon Mobil Corp. 2.397%, 3/6/2022	945,000	920,080
Ithaca Energy, Inc. 8.125%, 7/1/2019(b)	930,000	921,862
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,054,000	1,062,783
Occidental Petroleum Corp. 3.500%, 6/15/2025	555,000	550,707
Range Resources Corp. 5.000%, 3/15/2023	1,680,000	1,646,400

		8,308,556

Retail – 1.19%
JC Penney Corp, Inc. 5.875%, 7/1/2023(b)	1,240,000	1,091,200

Technology – 1.24%
Microsoft Corp. 2.400%, 2/6/2022	1,000,000	976,843
VMware, Inc. 3.900%, 8/21/2027	170,000	160,834

		1,137,677

Telecommunications – 4.62%
AT&T, Inc. 3.000%, 6/30/2022	1,630,000	1,589,638
Frontier Communications Corp. 6.250%, 9/15/2021	1,315,000	1,163,775
Sprint Communications, Inc. 9.000%, 11/15/2018(b)	1,325,000	1,333,215
Telefonica Emisiones SAU 5.462%, 2/16/2021	135,000	140,950

		4,227,578

TOTAL CORPORATE BONDS (Cost $35,754,244)		$35,959,080

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
REPURCHASE AGREEMENTS – 1.68%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $1,075,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $1,571,920)] (proceeds $1,538,447)	$1,538,393	$1,538,393

TOTAL REPURCHASE AGREEMENTS (Cost $1,538,393)		$1,538,393

Total Investments (Cost $93,904,948) – 100.58%		$92,036,693
Liabilities in Excess of Other Assets – (0.58)%		(533,770)

TOTAL NET ASSETS – 100.00%		$91,502,923

Percentages are stated as a percent of net assets.

TIPS Treasury Inflation-Protected Security

LIBOR London Inter-bank Offered Rate

(a)	Non-income producing security.
(b)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,576,044, which represented 6.09% of the net assets of the Fund.

(c)	Variable rate security. The coupon is based on an underlying pool of loans.
(d)	Variable rate security. The coupon is based on a reference index and spread index.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

(This Page Intentionally Left Blank.)

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2018

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$738,827,174	$67,657,380
Affiliated issuers	—	—
Cash	—	—
Foreign Currency(1)	887,081	81,095
Receivables:
Securities sold	5,575,757	—
Fund shares sold	2,126,037	452
Dividends and interest	2,477,696	138,182
Foreign currency spot trade	15,294	32
Tax reclaims	421,210	27,589
Securities lending	1,067	1
Due from Advisor	—	—
Prepaid expenses and other assets	46,358	15,315

Total Assets	750,377,674	67,920,046

LIABILITIES
Payables:
Securities purchased	4,975,018	—
Fund shares redeemed	1,635,488	153,374
Due to Advisor	468,527	29,745
12b-1 Fee	18,165	1,677
Trustee Fees	17,840	4,658
Due to Custodian	11,093	1,419
Dividends payable	214,791	2,388
Foreign tax withholding	201,056	7,595
Accrued expenses	296,855	106,407

Total Liabilities	7,838,833	307,263

NET ASSETS	$742,538,841	$67,612,783

COMPONENTS OF NET ASSETS
Paid-in capital	$797,703,122	$57,463,601
Undistributed net investment income (loss)	1,537,706	(62,335)
Accumulated net realized gain (loss) on investments and foreign currency	(3,108,813)	2,853,449
Net unrealized appreciation (depreciation) on:
Investments	(53,550,931)	7,359,176
Foreign currency	(42,243)	(1,108)

Total Net Assets	$742,538,841	$67,612,783

Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$34,917,200	$3,359,099
Shares outstanding (unlimited shares authorized without par value)	1,971,116	136,497
Offering and redemption price	$17.71	$24.61

Maximum offering price per share*	$18.80	$26.11

Class C Shares
Net Assets	$18,261,120	$1,611,106
Shares outstanding (unlimited shares authorized without par value)	1,045,416	65,883
Offering and redemption price	$17.47	$24.45

Class I Shares
Net Assets	$664,707,875	$62,642,578
Shares outstanding (unlimited shares authorized without par value)	37,421,000	2,528,502
Offering and redemption price	$17.76	$24.77

Class R6 Shares
Net Assets	$24,652,646	N/A
Shares outstanding (unlimited shares authorized without par value)	1,382,915	N/A
Offering and redemption price	$17.83	N/A

(1) Cost of:
Investments in securities
Unaffiliated issuers	$792,378,105	$60,298,204
Affiliated issuers	—	—
Foreign currency	893,887	81,631

*

Includes a sales load of 5.75% for the International, Global, Global Equity Income, Global Opportunities Value, Emerging Markets Value, International Small Cap, and Small Cap Value Funds and 3.75% for the Core Plus Fixed Income Fund. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2018 (continued)

Brandes Global Equity Income Fund	Brandes Global Opportunities Value Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$1,328,696	$29,946,972	$1,465,930,414	$1,093,787,495	$10,263,218	$92,036,693
—	—	1,970,333	28,498,213	—	—
98,121	—	—	—	—	—
2,661	46,485	4,461,063	379,074	—	—

—	59,887	10,154,449	6,908,325	63,892	—
—	—	11,936,579	5,658,153	—	24,549
5,645	100,846	2,857,627	2,393,971	21,204	632,043
2	11	26,794	21,180	—	—
418	2,434	18,650	199,240	—	—
—	—	—	—	—	—
14,004	—	—	—	15,387	—
1,957	2,350	39,112	22,011	19,763	19,441

1,451,504	30,158,985	1,497,395,021	1,137,867,662	10,383,464	92,712,726

5,806	—	12,373,969	1,033,064	—	966,985
138	24,371	4,655,552	3,384,973	4,005	103,662
—	6,498	1,057,285	895,612	—	8,399
11	507	66,460	26,501	18	527
3,220	3,866	41,368	34,186	3,388	5,323
325	1,542	153,886	40,211	541	2,188
205	3,260	961,744	115,972	—	18,001
432	5,563	248,907	196,035	70	—
53,134	73,157	527,825	412,802	45,607	104,718

63,271	118,764	20,086,996	6,139,356	53,629	1,209,803

$1,388,233	$30,040,221	$1,477,308,025	$1,131,728,306	$10,329,835	$91,502,923

$1,266,462	$29,756,704	$1,696,603,876	$1,240,858,552	$9,543,253	$94,259,465
935	(40,684)	(10,547,353)	(11,039,962)	2,480	19,107
42,339	1,110,206	(41,307,796)	9,084,536	874,562	(907,394)

78,637	(784,152)	(167,447,407)	(107,148,799)	(90,460)	(1,868,255)
(140)	(1,853)	6,705	(26,021)	—	—

$1,388,233	$30,040,221	$1,477,308,025	$1,131,728,306	$10,329,835	$91,502,923

$32,825	$1,548,821	$258,776,583	$80,900,916	$52,090	$1,757,775
2,708	141,357	30,573,705	6,686,877	5,072	198,594
$12.12	$10.96	$8.46	$12.10	$10.27	$8.85

$12.86	$11.63	$8.98	$12.84	$10.90	$9.20

$5,128	$273,075	$22,834,835	$14,457,025	N/A	N/A
439	25,001	2,706,659	1,224,437	N/A	N/A
$11.69	$10.92	$8.44	$11.81	N/A	N/A

$1,350,280	$28,218,325	$1,162,052,578	$963,836,232	$5,431,139	$89,745,048
116,722	2,578,738	136,661,950	79,425,289	528,787	10,059,514
$11.57	$10.94	$8.50	$12.14	$10.27	$8.92

N/A	N/A	$33,644,029	$72,534,133	$4,846,606	$100
N/A	N/A	3,945,986	5,969,696	469,755	11
N/A	N/A	$8.53	$12.15	$10.32	$8.93

$1,250,059	$30,731,124	$1,623,145,989	$1,134,414,676	$10,353,678	$93,904,948
—	—	12,202,165	95,019,831	—	—
2,675	46,581	4,471,080	379,844	—	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2018

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income	$22,440,792	$2,213,444
Less: Foreign taxes withheld	(2,365,714)	(157,115)
Interest income	110,047	5,036
Income from securities lending	235,199	13,037
Miscellaneous Income	—	—

Total Income	20,420,324	2,074,402

Expenses
Advisory fees (Note 3)	5,162,468	558,110
Custody fees	65,811	8,328
Administration fees (Note 3)	146,182	18,900
Insurance expense	11,736	1,209
Legal fees	35,242	2,979
Printing fees	32,693	6,701
Miscellaneous	23,290	5,436
Registration expense	81,460	47,644
Trustee fees	63,805	8,393
Transfer agent fees	130,928	48,909
12b-1 Fees – Class A	85,171	11,873
12b-1 Fees – Class C	140,129	12,105
Shareholder Service Fees – Class C	46,710	4,035
Sub-Transfer Agency Fees – Class I	283,415	31,700
Accounting fees	78,326	58,366
Auditing fees	44,230	37,521
Organizational Costs	—	—

Total expenses	6,431,596	862,209
Expenses waived	(22,758)	(136,624)
Expenses recouped	—	—

Total net expenses	6,408,838	725,585

Net investment income	14,011,486	1,348,817

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments**	25,391,080	2,874,455
Affiliated investments	—	—
Foreign currency transactions	(210,171)	(10,426)

Net realized gain (loss)	25,180,909	2,864,029

Net change in unrealized appreciation (depreciation) on:
Investments	(17,141,192)	(732,898)
Foreign currency transactions	(41,489)	(281)

Net unrealized depreciation	(17,182,681)	(733,179)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	7,998,228	2,130,850

Net increase (decrease) in net assets resulting from operations	$22,009,714	$3,479,667

*	Commenced operations on January 2, 2018.
**	Net of foreign capital gains taxes of $2,093,525 and $172,656 in Emerging Markets Value and International Small Cap Funds, respectively.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2018 (continued)

Brandes Global Equity Income Fund	Brandes Global Opportunities Value Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund*	Brandes Core Plus Fixed Income Fund

$46,965	$1,043,928	$58,101,687	$36,642,698	$82,889	$—
(3,210)	(83,474)	(6,236,208)	(2,827,979)	(1,713)	—
57	4,899	71,373	329,483	11,827	3,215,317
—	—	—	1,232,206	143	—
126	—	38,806	—	75	—

43,938	965,353	51,975,658	35,376,408	93,221	3,215,317

9,481	316,399	16,486,699	14,285,919	45,577	343,319
1,837	8,487	868,915	259,344	1,685	13,249
2,575	11,441	394,789	373,359	4,394	25,166
—	486	30,301	31,869	—	1,812
48	1,205	101,483	83,038	1,452	4,369
3,858	5,630	118,003	93,309	6,488	8,456
2,543	3,325	62,165	55,802	184	4,432
7,130	47,611	111,331	105,908	1,743	50,415
5,811	8,201	171,437	147,378	2,797	12,411
45,131	47,065	364,630	250,791	35,071	51,944
57	5,995	699,223	316,238	94	6,243
4	2,275	203,043	171,327	N/A	N/A
2	758	67,681	57,109	N/A	N/A
581	15,302	675,965	639,690	1,952	47,797
56,353	60,708	96,443	93,823	37,623	59,225
35,913	35,955	41,873	39,384	30,689	39,419
—	—	—	—	51,719	—

171,324	570,843	20,493,981	17,004,288	221,468	668,257
(159,353)	(178,887)	(300,503)	(40,989)	(167,436)	(172,991)
—	—	110,624	—	—	—

11,971	391,956	20,304,102	16,963,299	54,032	495,266

31,967	573,397	31,671,556	18,413,109	39,189	2,720,051

53,581	1,518,371	101,866,689	81,622,688	500,680	(734,191)
—	—	—	(4,663,247)	—	—
(260)	(1,341)	(2,992,329)	(807,207)	—	—

53,321	1,517,030	98,874,360	76,152,234	500,680	(734,191)

(48,419)	(3,226,983)	(297,507,481)	(212,419,367)	(90,460)	(2,975,754)
(171)	(1,895)	31,294	166,032	—	—

(48,590)	(3,228,878)	(297,476,187)	(212,253,335)	(90,460)	(2,975,754)

4,731	(1,711,848)	(198,601,827)	(136,101,101)	410,220	(3,709,945)

$36,698	$(1,138,451)	$(166,930,271)	$(117,687,992)	$449,409	$(989,894)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$14,011,486	$10,793,953	$1,348,817	$1,121,657
Net realized gain (loss) on:
Investments	25,391,080	8,925,814	2,874,455	2,048,371
Redemption in-kind (Note 10)	—	9,829,109	—	—
Foreign currency transactions	(210,171)	(462,979)	(10,426)	3,055
Net unrealized appreciation (depreciation) on:
Investments	(17,141,192)	38,310,132	(732,898)	7,190,594
Foreign currency transactions	(41,489)	2,308	(281)	341

Net increase in net assets resulting from operations	22,009,714	67,398,337	3,479,667	10,364,018

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(569,062)	(720,818)	(72,745)	(130,229)
Class C	(240,746)	(399,711)	(15,982)	(19,935)
Class E*	N/A	—	N/A	—
Class I	(10,567,066)	(15,155,210)	(1,223,998)	(1,152,966)
Class R6	(440,184)	(1,013,114)	N/A	N/A
From net realized gains
Class A	—	—	(122,959)	—
Class C	—	—	(32,728)	—
Class E*	N/A	—	N/A	—
Class I	—	—	(1,263,611)	—
Class R6	—	—	N/A	N/A

Decrease in net assets from distributions	(11,817,058)	(17,288,853)	(2,732,023)	(1,303,130)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	280,183,460	233,467,794	5,255,435	13,561,354
Net asset value of shares issued on reinvestment of distributions	11,008,451	16,063,510	2,710,260	1,295,281
Cost of shares redeemed	(169,897,059)	(161,323,965)	(10,290,630)	(8,661,825)
Cost of shares redeemed from Redemption in-kind (See Note 10)	—	(231,178,479)	—	—

Net increase (decrease) in net assets from capital share transactions	121,294,852	(142,971,140)	(2,324,935)	6,194,810

Total increase (decrease) in net assets	131,487,508	(92,861,656)	(1,577,291)	15,255,698

NET ASSETS
Beginning of the Period	611,051,333	703,912,989	69,190,074	53,934,376

End of the Period	$742,538,841	$611,051,333	$67,612,783	$69,190,074

Undistributed net investment income (loss)	$1,537,706	$(3,081,120)	$(62,335)	$(88,001)

*	Class E Shares were eliminated effective November 30, 2016 and no longer offered for sale.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Global Equity Income Fund		Brandes Global Opportunities Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$31,967	$23,182	$573,397	$328,873
Net realized gain (loss) on:
Investments	53,581	22,900	1,518,371	480,104
Foreign currency transactions	(260)	16	(1,341)	(15,312)
Net unrealized appreciation (depreciation) on:
Investments	(48,419)	102,220	(3,226,983)	2,180,514
Foreign currency transactions	(171)	(37)	(1,895)	(400)

Net increase (decrease) in net assets resulting from operations	36,698	148,281	(1,138,451)	2,973,779

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(681)	(19)	(47,970)	(35,031)
Class C	(17)	(158)	(4,499)	(1,185)
Class I	(30,179)	(22,916)	(719,259)	(311,011)
From net realized gains
Class A	(4)	(124)	(22,059)	—
Class C	(4)	(269)	(2,251)	—
Class I	(34,125)	(20,701)	(247,267)	—

Decrease in net assets from distributions	(65,010)	(44,187)	(1,043,305)	(347,227)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	339,640	51,260	4,818,934	24,327,543
Net asset value of shares issued on reinvestment of distributions	62,888	42,958	1,010,828	337,089
Cost of shares redeemed	(28,697)	(18,616)	(5,250,648)	(1,347,517)

Net increase in net assets from capital share transactions	373,831	75,602	579,114	23,317,115

Total increase (decrease) in net assets	345,519	179,696	(1,602,642)	25,943,667

NET ASSETS
Beginning of the Period	1,042,714	863,018	31,642,863	5,699,196

End of the Period	$1,388,233	$1,042,714	$30,040,221	$31,642,863

Undistributed net investment income (loss)	$935	$105	$(40,684)	$(31,587)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Emerging Markets Value Fund		Brandes International Small Cap Equity Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$31,671,556	$20,788,874	$18,413,109	$19,665,509
Net realized gain (loss) on:
Investments	101,866,689	16,151,024	76,959,441	69,784,757
Foreign currency transactions	(2,992,329)	(1,089,493)	(807,207)	(655,098)
Net unrealized appreciation (depreciation) on:
Investments	(297,507,481)	257,439,252	(212,419,367)	86,267,249
Foreign currency transactions	31,294	(20,053)	166,032	3,940

Net increase (decrease) in net assets resulting from operations	(166,930,271)	293,269,604	(117,687,992)	175,066,357

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(4,492,509)	(5,300,042)	(5,950,910)	(3,926,466)
Class C	(224,759)	(144,547)	(957,993)	(422,873)
Class I	(23,654,042)	(19,639,198)	(60,072,418)	(36,179,079)
Class R6	(1,345,870)	(1,148,940)	(3,193,839)	(1,360,486)
From net realized gains
Class A	—	—	(5,168,478)	(2,808,067)
Class C	—	—	(890,995)	(411,540)
Class I	—	—	(49,135,005)	(25,524,016)
Class R6	—	—	(2,506,374)	(794,405)

Decrease in net assets from distributions	(29,717,180)	(26,232,727)	(127,876,012)	(71,426,932)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	532,236,709	672,663,448	400,890,576	704,614,328
Proceeds from Transfer in-kind (Note 10)	—	27,215,850	—	—
Net asset value of shares issued on reinvestment of distributions	26,393,702	23,465,154	123,508,821	69,455,916
Cost of shares redeemed	(640,989,583)	(390,424,715)	(971,216,787)	(423,441,779)

Net increase (decrease) in net assets from capital share transactions	(82,359,172)	332,919,737	(446,817,390)	350,628,465

Total increase (decrease) in net assets	(279,006,623)	599,956,614	(692,381,394)	454,267,890

NET ASSETS
Beginning of the Period	1,756,314,648	1,156,358,034	1,824,109,700	1,369,841,810

End of the Period	$1,477,308,025	$1,756,314,648	$1,131,728,306	$1,824,109,700

Undistributed net investment loss	$(10,547,353)	$(7,415,874)	$(11,039,962)	$(11,163,489)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund
	Period Ended September 30, 2018*	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$39,189	$2,720,051	$2,426,464
Net realized gain (loss) on:
Investments	500,680	(734,191)	(46,369)
Foreign currency transactions	—	—	—
Net unrealized depreciation on:
Investments	(90,460)	(2,975,754)	(1,701,330)
Foreign currency transactions	—	—	—

Net increase (decrease) in net assets resulting from operations	449,409	(989,894)	678,765

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(166)	(64,040)	(61,261)
Class E**	N/A	N/A	(1,222)
Class I	(20,004)	(2,657,099)	(2,387,103)
Class R6	(19,482)	(4)	N/A
From net realized gains
Class A	N/A	—	(5,530)
Class E**	N/A	N/A	N/A
Class I	N/A	—	(253,423)
Class R6	N/A	—	N/A

Decrease in net assets from distributions	(39,652)	(2,721,143)	(2,708,539)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,813,264	34,243,797	34,413,026
Proceeds from Transfer in-kind (Note 10)	8,132,782	—	—
Net asset value of shares issued on reinvestment of distributions	39,652	2,679,959	2,665,584
Cost of shares redeemed	(65,620)	(42,896,480)	(33,404,800)

Net increase (decrease) in net assets from capital share transactions	9,920,078	(5,972,724)	3,673,810

Total increase (decrease) in net assets	10,329,835	(9,683,761)	1,644,036

NET ASSETS
Beginning of the Period	—	101,186,684	99,542,648

End of the Period	$10,329,835	$91,502,923	$101,186,684

Undistributed net investment income	$2,480	$19,107	$3,163

*	Commenced operations on January 2, 2018.
**	Class E Shares were eliminated effective November 30, 2016 and no longer offered for sale.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income
Brandes International Equity Fund
Class A
9/30/2018	$17.48	0.36	0.17	0.53	(0.30)
9/30/2017	$15.70	0.29	2.03	2.32	(0.54)
9/30/2016	$14.90	0.35	0.81	1.16	(0.36)
9/30/2015	$16.58	0.35	(1.73)	(1.38)	(0.30)
9/30/2014	$16.03	0.33	0.56	0.89	(0.34)
Class C
9/30/2018	$17.30	0.22	0.18	0.40	(0.23)
9/30/2017	$15.58	0.17	2.00	2.17	(0.45)
9/30/2016	$14.79	0.23	0.81	1.04	(0.25)
9/30/2015	$16.48	0.24	(1.73)	(1.49)	(0.20)
9/30/2014	$15.98	0.20	0.55	0.75	(0.25)
Class I
9/30/2018	$17.52	0.40	0.16	0.56	(0.32)
9/30/2017	$15.72	0.33	2.04	2.37	(0.57)
9/30/2016	$14.92	0.38	0.81	1.19	(0.39)
9/30/2015	$16.60	0.35	(1.70)	(1.35)	(0.33)
9/30/2014	$16.05	0.36	0.56	0.92	(0.37)
Class R6
9/30/2018	$17.56	0.42	0.18	0.60	(0.33)
9/30/2017	$15.74	0.35	2.04	2.39	(0.57)
2/1/2016(3) – 9/30/2016	$14.41	0.27	1.39	1.66	(0.33)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$17.71	3.02%		$34.9	1.16%		2.00%		1.16%		2.00%		20.37%
$17.48	15.07%		$31.5	1.18	%(8)	1.77%		1.18	%(8)	1.77%		33.82%
$15.70	7.90%		$14.3	1.18%		2.30%		1.18%		2.30%		17.60%
$14.90	(8.47)%		$13.1	1.18%		2.08%		1.18%		2.08%		27.50%
$16.58	5.47%		$9.0	1.19%		1.92%		1.18%		1.93%		39.53%

$17.47	2.31%		$18.3	1.91%		1.25%		1.91%		1.25%		20.37%
$17.30	14.19%		$17.9	1.93	%(8)	1.01%		1.93	%(8)	1.01%		33.82%
$15.58	7.10%		$13.1	1.93%		1.55%		1.93%		1.55%		17.60%
$14.79	(9.14)%		$12.0	1.93%		1.43%		1.93%		1.43%		27.50%
$16.48	4.64%		$4.3	1.93%		1.19%		1.93%		1.19%		39.53%

$17.76	3.23%		$664.7	0.96%		2.20%		0.96%		2.20%		20.37%
$17.52	15.33%		$523.1	0.98	%(8)	1.96%		0.98	%(8)	1.96%		33.82%
$15.72	8.10%		$648.3	1.00%		2.48%		0.98%		2.50%		17.60%
$14.92	(8.30)%		$562.5	1.00%		2.10%		0.98%		2.12%		27.50%
$16.60	5.61%		$521.9	1.00%		2.12%		0.99%		2.13%		39.53%

$17.83	3.44%		$24.6	0.82%		2.34%		0.91%		2.25%		20.37%
$17.56	15.48%		$38.5	0.83	%(8)	2.12%		0.93	%(8)	2.02%		33.82%
$15.74	11.60	%(7)	$27.7	0.82	%(2)	2.67	%(2)	0.93	%(2)	2.56	%(2)	17.60	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(2)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A
9/30/2018	$24.42	0.43	0.69	1.12	(0.42)	(0.51)
9/30/2017	$21.21	0.34	3.28	3.62	(0.41)	—
9/30/2016	$21.85	0.40	0.67	1.07	(0.42)	(1.29)
9/30/2015	$25.43	0.27	(1.90)	(1.63)	(0.33)	(1.62)
9/30/2014	$24.20	0.43	2.00	2.43	(0.44)	(0.76)
Class C
9/30/2018	$24.28	0.24	0.69	0.93	(0.25)	(0.51)
9/30/2017	$21.09	0.18	3.25	3.43	(0.24)	—
9/30/2016	$21.73	0.25	0.66	0.91	(0.26)	(1.29)
9/30/2015	$25.31	0.16	(1.92)	(1.76)	(0.20)	(1.62)
9/30/2014	$24.14	0.24	1.99	2.23	(0.30)	(0.76)
Class I
9/30/2018	$24.57	0.49	0.70	1.19	(0.48)	(0.51)
9/30/2017	$21.33	0.41	3.30	3.71	(0.47)	—
9/30/2016	$21.95	0.46	0.67	1.13	(0.46)	(1.29)
9/30/2015	$25.52	0.39	(1.97)	(1.58)	(0.37)	(1.62)
9/30/2014	$24.26	0.50	2.00	2.50	(0.48)	(0.76)

(1)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(4)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(3)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(1)		Ratio of net investment income to average net assets(1)	Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$24.61	4.68%	$3.4	1.25%		1.72%	1.40%		1.57%	8.89%
$24.42	17.20%	$5.8	1.26	%(4)	1.52%	1.45	%(4)	1.33%	17.42%
$21.21	5.01%	$4.6	1.25%		1.95%	1.58%		1.62%	15.68%
$21.85	(6.99)%	$1.8	1.25%		1.15%	1.66%		0.74%	25.06%
$25.43	10.18%	$1.2	1.25%		1.67%	1.71%		1.21%	30.33%

$24.45	3.88%	$1.6	2.00%		0.97%	2.15%		0.82%	8.89%
$24.28	16.31%	$1.7	2.01	%(4)	0.77%	2.21	%(4)	0.57%	17.42%
$21.09	4.20%	$2.0	2.00%		1.20%	2.32%		0.88%	15.68%
$21.73	(7.62)%	$2.4	2.00%		0.66%	2.42%		0.24%	25.06%
$25.31	9.34%	$1.1	2.00%		0.92%	2.46%		0.46%	30.33%

$24.77	4.95%	$62.6	1.00%		1.97%	1.20%		1.77%	8.89%
$24.57	17.48%	$61.7	1.01	%(4)	1.77%	1.26	%(4)	1.52%	17.42%
$21.33	5.26%	$47.3	1.00%		2.20%	1.38%		1.82%	15.68%
$21.95	(6.75)%	$46.0	1.00%		1.61%	1.47%		1.14%	25.06%
$25.52	10.46%	$45.9	1.00%		1.93%	1.53%		1.40%	30.33%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Income Fund
Class A
9/30/2018	$12.46	0.30	0.02	0.32	(0.26)	(0.40)
9/30/2017	$10.79	0.24	1.73	1.97	(0.04)	(0.26)
9/30/2016	$9.62	0.28	1.35	1.63	(0.26)	(0.20)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.46)	(0.23)	(0.15)	—
Class C
9/30/2018	$11.97	0.20	0.11	0.31	(0.19)	(0.40)
9/30/2017	$10.72	0.16	1.50	1.66	(0.15)	(0.26)
9/30/2016	$9.60	0.20	1.31	1.51	(0.19)	(0.20)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.52)	(0.29)	(0.11)	—
Class I
9/30/2018	$11.87	0.32	0.06	0.38	(0.28)	(0.40)
9/30/2017	$10.68	0.27	1.45	1.72	(0.27)	(0.26)
9/30/2016	$9.57	0.29	1.30	1.59	(0.28)	(0.20)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.45)	(0.22)	(0.21)	—

Brandes Global Opportunities Value Fund
Class A
9/30/2018	$11.70	0.17	(0.57)	(0.40)	(0.24)	(0.10)
9/30/2017	$10.17	0.15	1.53	1.68	(0.15)	—
9/30/2016	$9.36	0.15	0.96	1.11	(0.21)	(0.09)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.68)	(0.56)	(0.08)	—
Class C
9/30/2018	$11.67	0.09	(0.58)	(0.49)	(0.16)	(0.10)
9/30/2017	$10.15	0.07	1.53	1.60	(0.08)	—
9/30/2016	$9.33	0.07	0.98	1.05	(0.14)	(0.09)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.75)	(0.63)	(0.04)	—
Class I
9/30/2018	$11.68	0.20	(0.57)	(0.37)	(0.27)	(0.10)
9/30/2017	$10.15	0.19	1.52	1.71	(0.18)	—
9/30/2016	$9.33	0.17	0.97	1.14	(0.23)	(0.09)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.71)	(0.59)	(0.08)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Amount is less than $50,000.
(9)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$12.12	2.66%		$—	(8)	1.25%		2.47%		13.81%		(10.09)%		16.42%
$12.46	18.81%		$—	(8)	1.27	%(9)	2.17%		18.00	%(9)	(14.56)%		12.97%
$10.79	17.35%		$—	(8)	1.25%		2.67%		20.41%		(16.49)%		22.38%
$9.62	(2.44	)%(7)	$—	(8)	1.25	%(2)	2.90	%(2)	570.42	%(2)	(566.27	)%(2)	16.78	%(1)

$11.69	2.64%		$—	(8)	2.00%		1.68%		15.76%		(12.08)%		16.42%
$11.97	16.01%		$—	(8)	2.00	%(9)	1.44%		17.88	%(9)	(14.44)%		12.97%
$10.72	16.01%		$—	(8)	2.00%		1.91%		21.51%		(17.60)%		22.38%
$9.60	(2.99	)%(7)	$—	(8)	2.00	%(2)	2.90	%(2)	572.75	%(2)	(567.85	)%(2)	16.78	%(1)

$11.57	3.33%		$1.4		1.00%		2.70%		14.47%		(10.77)%		16.42%
$11.87	16.71%		$1.0		1.00	%(9)	2.45%		16.88	%(9)	(13.43)%		12.97%
$10.68	16.98%		$0.9		1.00%		2.91%		24.04%		(20.13)%		22.38%
$9.57	(2.36	)%(7)	$0.6		1.00	%(2)	2.90	%(2)	37.61	%(2)	(33.71	)%(2)	16.78	%(1)

$10.96	(3.51)%		$1.5		1.40%		1.50%		1.88%		1.02%		29.12%
$11.70	16.66%		$2.8		1.40	%(9)	1.36%		2.43	%(9)	0.33%		11.49%
$10.17	12.13%		$0.6		1.40%		1.53%		4.57%		(1.64)%		71.20%
$9.36	(5.66	)%(7)	$0.3		1.40	%(2)	1.29	%(2)	9.85	%(2)	(7.16	)%(2)	15.12	%(1)

$10.92	(4.29)%		$0.3		2.15%		0.75%		2.64%		0.26%		29.12%
$11.67	15.80%		$0.2		2.15	%(9)	0.62%		3.16	%(9)	(0.39)%		11.49%
$10.15	11.42%		$—	(8)	2.15%		0.78%		5.32%		(2.39)%		71.20%
$9.33	(6.33	)%(7)	$—	(8)	2.15	%(2)	1.86	%(2)	13.79	%(2)	(9.78	)%(2)	15.12	%(1)

$10.94	(3.28)%		$28.2		1.15%		1.75%		1.69%		1.21%		29.12%
$11.68	16.91%		$28.6		1.15	%(9)	1.62%		2.05	%(9)	0.72%		11.49%
$10.15	12.45%		$5.1		1.15%		1.78%		4.25%		(1.32)%		71.20%
$9.33	(5.92	)%(7)	$3.0		1.15	%(2)	1.55	%(2)	11.77	%(2)	(9.07	)%(2)	15.12	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Emerging Markets Value Fund
Class A
9/30/2018	$9.47	0.15	(1.01)	(0.86)	(0.15)	—
9/30/2017	$7.91	0.10	1.60	1.70	(0.14)	—
9/30/2016	$6.19	0.12	1.69	1.81	(0.09)	—
9/30/2015	$9.56	0.11	(3.12)	(3.01)	(0.13)	(0.23)
9/30/2014	$9.23	0.11	0.53	0.64	(0.10)	(0.21)
Class C
9/30/2018	$9.43	0.08	(0.99)	(0.91)	(0.08)	—
9/30/2017	$7.86	0.05	1.58	1.63	(0.06)	—
9/30/2016	$6.15	0.07	1.67	1.74	(0.03)	—
9/30/2015	$9.51	0.05	(3.10)	(3.05)	(0.08)	(0.23)
9/30/2014	$9.19	0.03	0.54	0.57	(0.04)	(0.21)
Class I
9/30/2018	$9.51	0.17	(1.01)	(0.84)	(0.17)	—
9/30/2017	$7.94	0.13	1.60	1.73	(0.16)	—
9/30/2016	$6.21	0.14	1.70	1.84	(0.11)	—
9/30/2015	$9.58	0.13	(3.12)	(2.99)	(0.15)	(0.23)
9/30/2014	$9.24	0.13	0.54	0.67	(0.12)	(0.21)
Class R6
9/30/2018	$9.53	0.19	(1.02)	(0.83)	(0.17)	—
9/30/2017	$7.93	0.15	1.62	1.77	(0.17)	—
7/11/2016(3) – 9/30/2016	$7.54	0.04	0.38	0.42	(0.03)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Amount is less than $50,000.
(9)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$8.46	(9.14)%		$258.8		1.37%		1.62%		1.34%		1.65%		37.66%
$9.47	21.78%		$319.2		1.42	%(9)	1.27%		1.40	%(9)	1.29%		23.67%
$7.91	29.38%		$305.0		1.37%		1.74%		1.39%		1.72%		26.48%
$6.19	(32.32)%		$295.6		1.37%		1.46%		1.40%		1.43%		35.02%
$9.56	7.09%		$266.9		1.37%		1.10%		1.37%		1.10%		22.54%

$8.44	(9.70)%		$22.8		2.10%		0.89%		2.09%		0.90%		37.66%
$9.43	20.83%		$28.2		2.17	%(9)	0.52%		2.14	%(9)	0.55%		23.67%
$7.86	28.38%		$22.4		2.12%		0.99%		2.14%		0.97%		26.48%
$6.15	(32.83)%		$18.4		2.12%		0.62%		2.14%		0.60%		35.02%
$9.51	6.38%		$25.3		2.12%		0.35%		2.13%		0.34%		22.54%

$8.50	(8.91)%		$1,162.1		1.12%		1.88%		1.14%		1.86%		37.66%
$9.51	22.07%		$1,311.5		1.17	%(9)	1.51%		1.20	%(9)	1.48%		23.67%
$7.94	29.70%		$829.0		1.12%		1.99%		1.19%		1.92%		26.48%
$6.21	(32.13)%		$725.1		1.12%		1.58%		1.19%		1.51%		35.02%
$9.58	7.41%		$1,144.3		1.12%		1.34%		1.18%		1.28%		22.54%

$8.53	(8.74)%		$33.6		0.97%		2.02%		1.08%		1.91%		37.66%
$9.53	22.53%		$97.4		1.02	%(9)	1.68%		1.17	%(9)	1.53%		23.67%
$7.93	5.59	%(7)	$—	(8)	0.97	%(2)	2.14	%(2)	1.14	%(2)	1.97	%(2)	26.48	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income (loss)(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Fund
Class A
9/30/2018	$14.30	0.14	(1.32)	(1.18)	(0.54)	(0.48)
9/30/2017	$13.46	0.14	1.32	1.46	(0.34)	(0.28)
9/30/2016	$12.58	0.09	1.22	1.31	(0.23)	(0.20)
9/30/2015	$13.55	0.04	(0.43)	(0.39)	(0.17)	(0.41)
9/30/2014	$13.72	0.06	1.02	1.08	(0.36)	(0.89)
Class C
9/30/2018	$14.03	0.04	(1.28)	(1.24)	(0.50)	(0.48)
9/30/2017	$13.24	0.04	1.30	1.34	(0.27)	(0.28)
9/30/2016	$12.42	0.00	1.19	1.19	(0.17)	(0.20)
9/30/2015	$13.45	(0.04)	(0.44)	(0.48)	(0.14)	(0.41)
9/30/2014	$13.68	(0.04)	1.02	0.98	(0.32)	(0.89)
Class I
9/30/2018	$14.35	0.17	(1.32)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.17	1.32	1.49	(0.36)	(0.28)
9/30/2016	$12.61	0.12	1.22	1.34	(0.25)	(0.20)
9/30/2015	$13.58	0.08	(0.44)	(0.36)	(0.20)	(0.41)
9/30/2014	$13.74	0.09	1.03	1.12	(0.39)	(0.89)
Class R6
9/30/2018	$14.36	0.18	(1.33)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.18	1.33	1.51	(0.37)	(0.28)
6/27/2016(3) – 9/30/2016	$12.38	0.04	1.13	1.17	(0.05)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$12.10	(8.88)%		$80.9	1.30%		1.05%		1.30%		1.05%		21.97%
$14.30	11.29%		$176.9	1.30	%(8)	1.04%		1.30	%(8)	1.04%		21.37%
$13.46	10.60%		$121.1	1.32%		0.71%		1.31%		0.72%		21.00%
$12.58	(2.76)%		$79.1	1.40%		0.35%		1.32%		0.43%		24.82%
$13.55	8.36%		$50.1	1.40%		0.42%		1.39%		0.43%		24.30%

$11.81	(9.55)%		$14.5	2.05%		0.30%		2.05%		0.30%		21.97%
$14.03	10.52%		$27.2	2.05	%(8)	0.29%		2.05	%(8)	0.29%		21.37%
$13.24	9.78%		$19.8	2.06%		(0.03)%		2.06%		(0.03)%		21.00%
$12.42	(3.49)%		$15.1	2.07%		(0.34)%		2.07%		(0.34)%		24.82%
$13.45	7.60%		$12.3	2.14%		(0.32)%		2.14%		(0.32)%		24.30%

$12.14	(8.70)%		$963.8	1.10%		1.25%		1.10%		1.25%		21.97%
$14.35	11.54%		$1,543.9	1.10	%(8)	1.24%		1.10	%(8)	1.24%		21.37%
$13.50	10.85%		$1,212.4	1.13%		0.90%		1.11%		0.92%		21.00%
$12.61	(2.58)%		$877.6	1.15%		0.59%		1.12%		0.62%		24.82%
$13.58	8.67%		$567.9	1.15%		0.67%		1.18%		0.64%		24.30%

$12.15	(8.64)%		$72.5	1.00%		1.35%		1.05%		1.30%		21.97%
$14.36	11.67%		$76.1	1.01	%(8)	1.33%		1.05	%(8)	1.29%		21.37%
$13.50	9.49	%(7)	$16.5	1.00	%(2)	1.03	%(2)	1.06	%(2)	0.97	%(2)	21.00	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Small Cap Value Fund
Class A
1/2/2018(3) – 9/30/2018	$10.00	0.02	0.27	0.29	(0.02)	—
Class I
1/2/2018(3) – 9/30/2018	$10.00	0.04	0.27	0.31	(0.04)	—
Class R6
1/2/2018(3) – 9/30/2018	$10.00	0.05	0.31	0.36	(0.04)	—

Brandes Core Plus Fixed Income Fund
Class A
9/30/2018	$9.18	0.23	(0.33)	(0.10)	(0.23)	—
9/30/2017	$9.39	0.20	(0.18)	0.02	(0.21)	(0.02)
9/30/2016	$9.14	0.22	0.26	0.48	(0.22)	(0.01)
9/30/2015	$9.22	0.19	(0.02)	0.17	(0.20)	(0.05)
9/30/2014	$9.16	0.25	0.06	0.31	(0.24)	(0.01)
Class I
9/30/2018	$9.25	0.25	(0.33)	(0.08)	(0.25)	—
9/30/2017	$9.44	0.22	(0.16)	0.06	(0.23)	(0.02)
9/30/2016	$9.20	0.24	0.25	0.49	(0.24)	(0.01)
9/30/2015	$9.28	0.21	(0.02)	0.19	(0.22)	(0.05)
9/30/2014	$9.19	0.27	0.10	0.37	(0.27)	(0.01)
Class R6
10/10/2017(3) – 9/30/2018	$9.25	0.06	(0.06)	—	(0.32)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Includes expenses not covered by the Trust’s expense limitation agreement. See Note 3 for more information.
(9)	Amount is less than $50,000.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$10.27	2.92	%(7)	$0.1		1.15	%(2)	0.28	%(2)	3.21	%(2)	(1.78	)%(2)	41.02	%(1)

$10.27	3.09	%(7)	$5.4		0.90	%(2)	0.53	%(2)	3.67	%(2)	(2.24	)%(2)	41.02	%(1)

$10.32	3.63	%(7)	$4.8		0.72	%(2)	0.71	%(2)	2.99	%(2)	(1.56	)%(2)	41.02	%(1)

$8.85	(1.08)%		$1.8		0.70%		2.57%		0.87%		2.40%		47.73%
$9.18	0.28%		$3.3		0.71	%(8)	2.25%		0.85	%(8)	2.11%		35.10%
$9.39	5.32%		$2.0		0.70%		2.38%		0.93%		2.15%		35.88%
$9.14	1.78%		$2.1		0.70%		2.07%		1.06%		1.71%		11.24%
$9.22	3.52%		$2.1		0.70%		2.68%		1.33%		2.05%		18.63%

$8.92	(0.85)%		$89.7		0.50%		2.78%		0.68%		2.60%		47.73%
$9.25	0.71%		$97.9		0.51	%(8)	2.45%		0.66	%(8)	2.30%		35.10%
$9.44	5.43%		$97.2		0.50%		2.58%		0.72%		2.36%		35.88%
$9.20	2.02%		$72.1		0.50%		2.26%		0.86%		1.90%		11.24%
$9.28	4.10%		$43.3		0.50%		2.88%		1.20%		2.18%		18.63%

$8.93	0.04	%(7)	$—	(9)	0.35	%(2)	0.69	%(2)	0.35	%(2)	0.69	%(2)	47.73	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Global Equity Income Fund (the “Global Income Fund”), the Brandes Global Opportunities Value Fund (the “Global Opportunities Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Small Cap Value Fund (the “Small Cap Value Fund”) and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008, December 31, 2014, December 31, 2014, January 31, 2011, February 1, 2012, January 2, 2018 and December 28, 2007, respectively. Prior to January 31, 2011 for the Emerging Markets Fund, February 1, 2012 for the International Small Cap and January 2, 2018 for the Small Cap Value Fund, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund, respectively.

The International Fund has four classes of shares: Class A, Class C, Class I and Class R6. The Global Fund, the Global Income Fund and Global Opportunities Fund have three classes of shares: Class A, Class C and Class I. The Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Small Cap Value Fund and Core Plus Fund have three classes of shares: Class A, Class I and Class R6.

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund, Global Income Fund and Global Opportunities Fund invest their assets in securities of foreign and domestic companies. The Small Cap Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations less than $5 billion. The Core Plus Fund invests predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

A.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2018, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

B.

Foreign Currency Translation and Transactions.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.

Delayed Delivery Securities.  The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of September 30, 2018.

D.

Participatory Notes.  The International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap and Small Cap Value Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.

The International, Global, Global Income, Global Opportunities, International Small Cap and Small Cap Value Funds did not invest in any participatory notes at September 30, 2018. The Emerging Markets Fund invested in three participatory notes during the fiscal year with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to gain exposure to the underlying securities: China South Publishing & Media Group Co. Plc, Saudi British Bank and Banque Saudi Fransi. China South Publishing & Media Group Co. Plc was held from April 13, 2018 until the end of the fiscal year while Saudi British Bank and Banque Saudi Fransi were held from the beginning of the fiscal year until November 1, 2017 and February 1, 2018, respectively, when the positions were then liquidated. The average monthly market values of these securities were $11,172,603, $395,150 and $4,935,923 during each respective period. As a result of the investment in the participation notes, the Emerging Markets Fund recognized a net unrealized loss of $1,236,264 and no realized gain (loss) for China South Publishing & Media Group Co. Plc. and realized gains of $505,197 and $1,083,399 on the sales of Saudi British Bank and Banque Saudi Fransi, respectively. The market value of China South Publishing & Media Group Co. Plc on September 30, 2018 was $13,928,570 and can be found in the Emerging Market Fund’s Schedule of Investments.

E.

Investment Transactions, Dividends and Distributions.  Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.	Concentration of Risk. As of September 30, 2018, the International, Global, Global Income, Global Opportunities, Emerging Markets and International

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.

Use of Estimates.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

H.

Securities Lending.  The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2018, the Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap, Small Cap Value Fund and Core Plus Fund did not have any securities on loan. The International Fund had a market value of a security loaned of $7,108,456 and received non-cash collateral for the loan of $7,524,330. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Assets and Liabilities.

I.

Indemnification Obligations.  Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

J.

Accounting for Uncertainty in Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2015 through 2018). As of September 30, 2018 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2018.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.

Fair Value Measurements.  The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the Financial Accounting Standards Board has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Level 2 — Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3 — Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

L.

Security Valuation.  Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

categorized as Level 2 of the fair value hierarchy. As of September 30, 2018, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $559,388,543, $37,449,547, $752,634, $13,538,803, $609,922,042 and $553,973,732 that represent 75.33%, 55.39%, 54.22%, 45.07%, 41.29% and 48.95% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of September 30, 2018, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Common Stocks
Communication Services	$—	$65,240,466	$—	$65,240,466
Consumer Discretionary	11,673,271	76,876,951	—	88,550,222
Consumer Staples	7,244,513	63,509,881	—	70,754,394
Energy	3,233,412	57,903,211	—	61,136,623
Financials	—	121,731,343	—	121,731,343
Health Care	—	97,060,655	—	97,060,655
Industrials	17,547,729	38,806,488	—	56,354,217
Information Technology	—	30,236,927	—	30,236,927
Materials	11,809,389	10,760,337	—	22,569,726
Real Estate	15,257,782	—	—	15,257,782
Utilities	—	17,173,272	—	17,173,272

Total Common Stocks	66,766,096	579,299,531	—	646,065,627

Preferred Stocks
Communication Services	9,692,830	—	—	9,692,830
Energy	8,530,804	9,794,825	—	18,325,629

Total Preferred Stocks	18,223,634	9,794,825	—	28,018,459

Repurchase Agreements	—	64,743,088	—	64,743,088

Total Investments in Securities	$84,989,730	$653,837,444	$—	$738,827,174

Global Fund
Common Stocks
Communication Services	$—	$2,688,166	$—	$2,688,166
Consumer Discretionary	1,017,444	7,123,592	—	8,141,036
Consumer Staples	1,256,000	5,556,206	—	6,812,206
Energy	2,563,107	6,446,345	—	9,009,452
Financials	10,058,585	5,751,581	—	15,810,166
Health Care	9,001,521	4,997,060	—	13,998,581
Industrials	2,447,623	1,669,534	—	4,117,157
Information Technology	466,973	2,137,101	—	2,604,074
Real Estate	844,198	—	—	844,198
Utilities	—	1,627,926	—	1,627,926

Total Common Stocks	27,655,451	37,997,511	—	65,652,962

Repurchase Agreements	—	2,004,418	—	2,004,418

Total Investments in Securities	$27,655,451	$40,001,929	$—	$67,657,380

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Global Equity Income
Common Stocks
Communication Services	$43,766	$58,702	$—	$102,468
Consumer Discretionary	—	109,356	—	109,356
Consumer Staples	61,277	110,840	—	172,117
Energy	—	143,302	—	143,302
Financials	104,259	96,732	—	200,991
Health Care	158,228	97,161	—	255,389
Industrials	23,357	42,397	—	65,754
Information Technology	14,754	25,124	—	39,878
Real Estate	37,532	—	—	37,532
Utilities	24,009	43,916	—	67,925

Total Common Stocks	467,182	727,530	—	1,194,712

Preferred Stocks
Financials	108,881	—	—	108,881
Information Technology	—	25,103	—	25,103

Total Preferred Stocks	108,881	25,103	—	133,984

Total Investments in Securities	$576,063	$752,633	$—	$1,328,696

Global Opportunities Value
Common Stocks
Communication Services	$469,639	$2,295,867	$—	$2,765,506
Consumer Discretionary	1,192,601	2,732,353	—	3,924,954
Consumer Staples	1,567,945	2,428,927	—	3,996,872
Energy	1,122,189	619,114	—	1,741,303
Financials	1,638,536	1,757,275	—	3,395,811
Health Care	1,788,023	1,831,079	—	3,619,102
Industrials	2,364,304	230,292	—	2,594,596
Information Technology	319,841	462,886	—	782,727
Materials	404,899	—	—	404,899
Real Estate	1,858,350	570,975	—	2,429,325
Utilities	297,607	778,568	—	1,076,175

Total Common Stocks	13,023,934	13,707,336	—	26,731,270

Preferred Stocks
Consumer Discretionary	—	570,445	—	570,445
Consumer Staples	323,099	—	—	323,099
Energy	414,001	490,386	—	904,387

Total Preferred Stocks	737,100	1,060,831	—	1,797,931

Repurchase Agreements	—	1,417,771	—	1,417,771

Total Investments in Securities	$13,761,034	$16,185,938	$—	$29,946,972

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Common Stocks
Communication Services	$48,917,134	$135,689,383	$—	$184,606,517
Consumer Discretionary	115,869,862	164,800,806	—	280,670,668
Consumer Staples	66,834,306	20,796,599	—	87,630,905
Energy	75,452,327	13,200,681	—	88,653,008
Financials	29,996,218	162,492,264	—	192,488,482
Health Care	8,383,405	17,391,606	—	25,775,011
Industrials	87,893,002	—	—	87,893,002
Information Technology	15,648,493	64,840,195	—	80,488,688
Materials	59,118,653	13,498,236	—	72,616,889
Real Estate	88,665,529	33,770,504	—	122,436,033
Utilities	18,101,818	34,728,708	—	52,830,526

Total Common Stocks	614,880,747	661,208,982	—	1,276,089,729

Preferred Stocks
Communication Services	14,606,236	—		14,606,236
Consumer Discretionary	—	29,210,291	—	29,210,291
Consumer Staples	37,567,756	—	—	37,567,756
Energy	45,073,672	18,643,426	—	63,717,098
Financials	6,281,260	—	—	6,281,260
Utilities	11,005,159	—	—	11,005,159

Total Preferred Stocks	114,534,083	47,853,717	—	162,387,800

Participatory Note
Communication Services	—	13,928,570	—	13,928,570

Total Participatory Note	—	13,928,570	—	13,928,570

Repurchase Agreements	—	15,494,648	—	15,494,648

Total Investments in Securities	$729,414,830	$738,485,917	$—	$1,467,900,747

International Small Cap Fund
Common Stocks
Communication Services	$18,861,071	$53,509,128	$—	$72,370,199
Consumer Discretionary	70,257,432	54,900,607	—	125,158,039
Consumer Staples	86,512,369	185,453,015	—	271,965,384
Energy	6,357,221	—	—	6,357,221
Financials	—	77,946,004	—	77,946,004
Health Care	22,457,824	42,629,900	—	65,087,724
Industrials	107,223,754	45,324,771	—	152,548,525
Information Technology	53,577,082	31,204,864	—	84,781,946
Real Estate	69,380,768	26,963,964	—	96,344,732
Utilities	13,912,491	26,831,409	—	40,743,900

Total Common Stocks	448,540,012	544,763,662	—	993,303,674

Preferred Stocks
Health Care	—	15,607,961	—	15,607,961
Utilities	17,496,496	—	—	17,496,496

Total Preferred Stocks	17,496,496	15,607,961	—	33,104,457

Repurchase Agreements	—	95,877,577	—	95,877,577

Total Investments in Securities	$466,036,508	$656,249,200	$—	$1,122,285,708

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Small Cap Value Fund
Common Stocks
Communication Services	$93,800	$—	$—	$93,800
Consumer Discretionary	1,447,117	—	—	1,447,117
Consumer Staples	776,055	—	—	776,055
Energy	546,513	—	—	546,513
Financials	1,062,198	—	—	1,062,198
Health Care	1,354,760	—	—	1,354,760
Industrials	1,138,034	—	—	1,138,034
Information Technology	1,089,413	—	—	1,089,413
Real Estate	385,333	—	—	385,333

Total Common Stocks	7,893,223	—	—	7,893,223

Preferred Stocks
Energy	—	160,250	—	160,250

Total Preferred Stocks	—	160,250	—	160,250

Corporate Bonds
Consumer Discretionary	—	125,469	—	125,469
Materials	—	154,549	—	154,549
Utilities	—	237,043	—	237,043

Total Corporate Bonds	—	517,061	—	517,061

Repurchase Agreements	—	1,692,684	—	1,692,684

Total Investments in Securities	$7,893,223	$2,369,995	$—	$10,263,218

Core Plus Fund
Common Stock	$6,017	$—	$—	$6,017
Mortgage Backed Securities	—	7,065,065	—	7,065,065
Government Securities	—	45,528,323	—	45,528,323
Asset Backed Securities	—	1,939,815	—	1,939,815
Corporate Bonds	—	35,959,080	—	35,959,080
Repurchase Agreements	—	1,538,393	—	1,538,393

Total Investments in Securities	$6,017	$92,030,676	$—	$92,036,693

There were no Level 3 securities in the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Small Cap Value and Core Plus Funds at the beginning or during the periods presented.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee.  The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.80% of the first $2.5 billion of average daily net assets, 0.75% on average daily net assets from $2.5 billion to

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

$5.0 billion, and 0.70% of the average daily net assets greater than $5.0 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Global Fund, Global Income Fund, Global Opportunities Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund incurred a monthly fee at the annual rate of 0.80%, 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon their average daily net assets, respectively. For the year ended September 30, 2018, the International Fund, the Global Fund, the Global Income Fund, the Global Opportunities Fund, the Emerging Markets Fund, the International Small Cap Fund, the Small Cap Value Fund and the Core Plus Fund incurred $5,162,468, $558,110, $9,481, $316,399, $16,486,699, $14,285,919, $45,577 and $343,319 in advisory fees, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2020 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class I	Class R6
International Fund	1.20%	1.95%	1.00%	0.82%
Global Fund	1.25%	2.00%	1.00%	0.82%*
Global Income Fund	1.25%	2.00%	1.00%	0.82%*
Global Opportunities Fund	1.40%	2.15%	1.15%	0.97%*
Emerging Markets Fund	1.37%	2.12%	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	1.15%	1.00%
Small Cap Value Fund	1.15%	N/A	0.90%	0.72%
Core Plus Fund	0.70%	N/A	0.50%	0.35%

*	These classes are not active

The Funds may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.

Any reimbursements of fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement. Under the Expense Cap Agreement that was in place during the period covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. The Trust has agreed to repay the expense reimbursement to the Adviser. However, the repayment of

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. For the year ended September 30, 2018, the Advisor waived expenses and/or reimbursed the Funds $22,758, $136,624, $159,353, $178,887, $300,503, $40,989, $167,436 and $172,991 for the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund, respectively. Repayment rights expire as follows:

Fund	Potential Recovery Expiring through September 30, 2019	Potential Recovery Expiring through September 30, 2020	Potential Recovery Expiring through September 30, 2021
International Fund	$7,467	$30,970	$22,758
Global Fund	186,416	157,094	136,624
Global Income Fund	160,670	150,841	159,007
Global Opportunities Fund	212,240	190,543	178,887
Emerging Markets Fund	482,317	363,361	300,503
International Small Cap Fund	1,527	24,530	40,989
Small Cap Value Fund	N/A	N/A	167,436
Core Plus Fund	180,468	145,644	172,990

The Advisor did not recoup any fees previously waived or reimbursed for the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund. For the year ended September 30, 2018, the Advisor recouped fees previously waived or reimbursed in the following amounts:

Fund	Class A	Class C	Class I
Emerging Markets Fund	$100,935	$4,750	$4,939

B.

Administration Fee.  U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, each Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Funds may also reimburse the Administrator for out-of-pocket expenses incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statements of Operations.

C.

Distribution and Servicing Fees.  ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution expenses is paid by the Advisor.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the year ended September 30, 2018, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the year ended September 30, 2018, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$85,171	$140,129
Global Fund	11,873	12,105
Global Income Fund	57	4
Global Opportunities Fund	5,995	2,275
Emerging Markets Fund	699,223	203,043
International Small Cap Fund	316,238	171,327
Small Cap Value Fund	94	N/A
Core Plus Fund	6,243	N/A

The Funds have adopted a Shareholder Service Plan for Class C, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals, as shareholder servicing agents of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25% and 0.05% of annual net assets attributable to Class C and Class I, respectively (the “Service Fees”). For the year ended September 30, 2018, the Funds incurred the following Service Fees:

Fund	Class C	Class I
International Fund	$46,710	$283,415
Global Fund	4,035	31,700
Global Income Fund	2	581
Global Opportunities Fund	758	15,302
Emerging Markets Fund	67,681	675,965
International Small Cap Fund	57,109	639,690
Small Cap Value Fund	N/A	1,952
Core Plus Fund	N/A	47,797

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the year ended September 30, 2018:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases		Sales
International Fund	$—	$—	$221,687,782		$122,703,088
Global Fund	$—	$—	$5,998,412		$8,582,989
Global Income Fund	$—	$—	$477,699		$188,058
Global Opportunities Fund	$—	$—	$9,963,991		$9,025,846
Emerging Markets Fund	$—	$—	$636,598,359		$712,816,304
International Small Cap Fund	$—	$—	$296,392,781		$746,679,919
Small Cap Value Fund	$—	$—	$11,238,433	*	$3,087,523
Core Plus Fund	$26,370,668	$38,687,123	$18,864,659		$10,140,508

*	Includes long-term Transfer in-kind of $8,051,136 and excludes short-term Transfer in-kind of $81,646. See Note 10 for more information.

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended 9/30/2018		Year Ended 9/30/2017		Year Ended 9/30/2018		Year Ended 9/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	702	$12,531	1,203	$19,919	19	$490	173	$3,765
Class C	171	3,063	370	6,087	17	410	18	419
Class E	N/A	N/A	— *	— *	N/A	N/A	—	—
Class I	13,918	248,548	11,479	189,635	178	4,356	414	9,377
Class R6	885	16,042	1,079	17,826	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	25	447	37	613	8	192	6	129
Class C	14	237	25	394	2	48	1	20
Class E	N/A	N/A	—	—	N/A	N/A	—	—
Class I	556	9,884	853	14,044	101	2,470	49	1,146
Class R6	25	440	61	1,013	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(558)	(10,034)	(351)	(5,784)	(131)	(3,312)	(158)	(3,702)
Class C	(174)	(3,085)	(200)	(3,206)	(22)	(541)	(43)	(998)
Class E	N/A	N/A	(35)	(546)	N/A	N/A	(3)	(58)
Class I	(6,918)	(125,341)	(23,699)	(371,858)	(259)	(6,438)	(170)	(3,903)
Class R6	(1,720)	(31,437)	(705)	(11,108)	N/A	N/A	N/A	N/A

Net Increase/(Decrease) Resulting from Fund Share Transactions	6,926	$121,295	(9,883)	$(142,971)	(87)	$(2,325)	287	$6,195

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Global Income Fund							Global Opportunities Fund
	Year Ended 9/30/2018				Year Ended 9/30/2017			Year Ended 9/30/2018		Year Ended 9/30/2017
	Shares		Amount		Shares		Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	4		$43		—		$—	19	$231	221	$2,324
Class C	—	*	5		—		—	16	194	27	293
Class I	25		292		4		52	379	4,394	1,988	21,710
Issued on Reinvestment of Distributions
Class A	—	*	—	*	—	*	— *	6	69	3	35
Class C	—	*	—	*	—	*	— *	1	6	— *	1
Class I	5		63		4		42	82	936	27	301
Shares Redeemed
Class A	(1)		(10)		—	*	(5)	(121)	(1,383)	(43)	(491)
Class C	—		—		(1)		(12)	(11)	(127)	(12)	(126)
Class I	(1)		(19)		—	*	(1)	(334)	(3,741)	(64)	(730)

Net Increase Resulting from Fund Share Transactions	32		$374		7		$76	37	$579	2,147	$23,317

*	Value calculated is less than 500 shares/dollars.

	Emerging Markets Fund				International Small Cap Fund
	Year Ended 9/30/2018		Year Ended 9/30/2017		Year Ended 9/30/2018		Year Ended 9/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	7,847	$73,159	8,874	$74,295	2,538	$33,671	7,258	$99,175
Class C	455	4,253	820	7,002	127	1,704	760	10,303
Class I	46,535	439,948	61,145	526,426	26,887	356,547	38,991	539,640
Class R6	1,602	14,878	10,962	92,156	689	8,969	4,032	55,496
Issued on Reinvestment of Distributions
Class A	417	3,687	521	4,400	782	10,584	478	6,339
Class C	24	216	18	136	138	1,836	64	825
Class I	2,416	21,497	2,062	17,780	7,773	105,388	4,516	60,137
Class R6	108	993	129	1,149	421	5,700	161	2,155
Shares Redeemed
Class A	(11,397)	(105,987)	(14,227)	(124,299)	(9,006)	(120,281)	(4,363)	(60,409)
Class C	(760)	(7,003)	(700)	(5,797)	(983)	(12,440)	(375)	(5,059)
Class I	(50,197)	(455,961)	(29,682)	(252,615)	(62,848)	(832,664)	(25,736)	(356,359)
Class R6	(7,983)	(72,039)	(872)	(7,713)	(437)	(5,831)	(116)	(1,615)

Net Increase/(Decrease) Resulting from Fund Share Transactions	(10,933)	$(82,359)	39,050	$332,920	(33,919)	$(446,817)	25,670	$350,628

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Small Cap Value Fund				Core Plus Fund
	Period Ended 9/30/2018				Year Ended 9/30/2018		Year Ended 9/30/2017
	Shares		Amount		Shares	Amount	Shares	Amount
Shares Sold
Class A	11		$112		136	$1,215	786	$7,238
Class E	N/A		N/A		N/A	N/A	—	—
Class I	527		5,268		3,622	33,029	2,949	27,174
Class R6	468		4,566		— *	— *	N/A	N/A
Issued on Reinvestment of Distributions
Class A	—	*	—	*	7	63	7	66
Class E	N/A		N/A		N/A	N/A	— *	1
Class I	2		20		290	2,617	281	2,599
Class R6	2		20		— *	— *	N/A	N/A
Shares Redeemed
Class A	(6)		(66)		(306)	(2,754)	(648)	(5,938)
Class E	N/A		N/A		N/A	N/A	(34)	(316)
Class I	—		—		(4,431)	(40,143)	(2,941)	(27,150)
Class R6	—		—		—	—	N/A	N/A

Net Increase Resulting from Fund Share Transactions	1,004		$9,920		(682)	$(5,973)	400	$3,674

*	Value calculated is less than 500 shares/dollars.

NOTE 6 – FEDERAL INCOME TAX MATTERS

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2018, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, paydowns and difference between book and tax accretion methods for market premium:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
International Fund	$2,424,398	$26,642,818	$(29,067,216)
Global Fund	(10,426)	10,426	—
Global Income Fund	(260)	260	—
Global Opportunities Fund	189,234	(189,234)	—
Emerging Markets Fund	(5,085,855)	5,085,854	1
International Small Cap Fund	51,885,578	(51,885,578)	—
Small Cap Value Fund	2,943	373,882	(376,825)
Core Plus Fund	17,036	(17,035)	(1)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund
Cost of investments for tax purposes	$796,154,236	$60,379,864	$1,250,068	$31,119,325

Gross tax unrealized appreciation	38,075,486	12,205,934	154,916	2,034,552
Gross tax unrealized depreciation	(95,402,548)	(4,928,418)	(76,288)	(3,206,905)

Net unrealized appreciation (depreciation) on investments and foreign currency	(57,327,062)	7,277,516	78,628	(1,172,353)
Distributable ordinary income	5,030,690	27,782	2,592	362,904
Distributable long-term capital gains	—	2,856,903	40,691	1,094,819

Total distributable earnings	5,030,690	2,884,685	43,283	1,457,723

Other accumulated gains/(losses)	(2,867,909)	(13,019)	(140)	(1,853)

Total accumulated earnings	$(55,164,281)	$10,149,182	$121,771	$283,517

	Emerging Markets Fund	International Small Cap Fund	Small Cap Value Fund	Core Plus Fund
Cost of investments for tax purposes	$1,645,444,626	$1,255,647,935	$10,157,619	$93,929,200

Gross tax unrealized appreciation	95,526,559	71,004,453	785,536	1,018,346
Gross tax unrealized depreciation	(273,070,438)	(204,366,680)	(679,937)	(2,910,853)

Net unrealized appreciation (depreciation) on investments and foreign currency	(177,543,879)	(133,362,227)	105,599	(1,892,507)
Distributable ordinary income	—	14,780,535	520,249	19,107
Distributable long-term capital gains	—	9,532,372	165,379	—

Total distributable earnings	—	24,312,907	685,628	19,107

Other accumulated gains/(losses)	(41,751,972)	(80,926)	(4,645)	(883,142)

Total accumulated earnings	$(219,295,851)	$(109,130,246)	$786,582	$(2,756,542)

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

The tax composition of dividends for the periods ended September 30, 2018 and September 30, 2017 for the Funds, were as follows:

	Ordinary Income		Long Term Capital Gains
	2018	2017	2018	2017
International Fund	$11,817,058	$17,288,853	$—	$—
Global Fund	1,314,875	1,158,288	1,417,148	144,842
Global Income Fund	36,763	27,560	28,247	16,627
Global Opportunities Fund	910,584	347,227	132,721	—
Emerging Markets Fund	29,717,180	26,232,726	—	—
International Small Cap Fund	77,837,530	55,283,372	50,038,482	16,143,560
Small Cap Value Fund	39,652	N/A	—	N/A
Core Plus Fund	2,721,143	2,708,539	—	—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

At September 30, 2018 the Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:

	2019	Indefinite	Utilized
International Fund	$—	$(2,825,666)	$(22,756,511)
Global Fund	—	—	—
Global Income Fund	—	—	—
Global Opportunities Fund	—	—	—
Emerging Markets Fund	—	(41,227,548)	(104,145,418)
International Small Cap Fund	—	—	—
Small Cap Value Fund	—	—	—
Core Plus Fund	—	(883,142)	—

At September 30, 2018, the Emerging Markets Fund had ordinary loss deferral of $419,585. At September 30, 2018, the International Fund had $29,067,216 of capital loss carryforwards expire.

NOTE 7 – OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap and Small Cap Value Funds, and 3.75% for the Core Plus Fund. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A shares redeemed. Class C shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuers were affiliated with the Emerging Markets Fund and International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as these Funds held 5% or more of the outstanding voting securities of the following issuers during the year from October 1, 2017 through September 30, 2018:

Emerging Markets Fund

Issuer Name	Share Balance At October 1, 2017	Additions	Reductions	Share Balance At September 30, 2018	Dividend Income	Unrealized Appreciation/ Depreciation	Realized Gain/Loss	Value At September 30, 2018
Urbi Desarrollos Urbanos SA de CV	10,242,449	—	—	10,242,449	$—	$(2,220,015)	$—	$1,970,333

					$—	$(2,220,015)	$—	$1,970,333

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

International Small Cap Fund

Issuer Name	Share Balance At October 1, 2017	Additions	Reductions	Share Balance At September 30, 2018	Dividend Income	Unrealized Appreciation/ Depreciation	Realized Gain/Loss	Value At September 30, 2018
C&C Group Plc(1)	16,714,412	309,700	(5,841,639)	11,182,473	$2,567,953	$5,518,223	$(2,053,915)	$42,975,056
Countrywide Plc	15,257,124	100,056,581	(1,158,242)	114,155,463	—	(13,848,135)	(4,638,551)	17,468,068
Debenhams Plc(1)	61,009,910	9,167,356	(14,379,378)	55,797,888	2,450,292	(26,072,098)	(8,974,657)	7,112,736
Desarrolladora Homex SAB de CV	48,856,674	230,645,309	—	279,501,983	—	(8,913,845)	34,183	4,450,764
Dorel Industries, Inc.(1)	1,597,184	68,257	(270,678)	1,394,763	1,851,173	(6,687,413)	(2,346,062)	24,717,319
Funai Electric Co. Ltd.(1)	1,940,800	—	(427,000)	1,513,800	—	(2,848,080)	(926,723)	8,768,252
LSL Property Services Plc(1)	6,965,771	—	(3,060,203)	3,905,568	834,823	7,436,438	(4,788,333)	13,539,888
Mills Estruturas e Servicos de Engenharia SA	9,498,900	—	(587,900)	8,911,000	—	(9,156,480)	(58,879)	4,104,062
Samchully Co. Ltd.(1)	208,685	—	(68,398)	140,287	532,208	3,444,681	(1,384,272)	13,150,652
Urbi Desarrollos Urbanos SA de CV	12,867,533	—	—	12,867,533	—	(2,788,993)	—	2,475,319

					$8,236,449	$(53,915,702)	$(25,137,209)	$138,762,116

(1)	Issuer was not an affiliate as of September 30, 2018.

NOTE 9 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2018, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares in each class of the Funds as follows:

	Global Fund	Core Plus Fund	Core Plus Fund
	Class I	Class I	Class R6
Shares	162,920	1,145,523	11
% of Total Outstanding Shares	6.44%	11.39%	100%

NOTE 10 – IN-KIND TRANSACTIONS

Unaffiliated Transactions

Effective November 30, 2016, a shareholder of the International Fund redeemed assets through an in-kind redemption. In this transaction, the Fund transferred securities with a value of $231,178,479 to the redeeming shareholder, which is shown on the Statement of Changes in Net Assets. The Fund recognized a net realized gain in the amount of $9,829,109, which is reflected on the Statement of Changes in Net Assets.

On February 28, 2017, a shareholder transferred assets through an in-kind purchase into the Emerging Markets Fund. In this transaction, the Fund received

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

securities with the value of $27,215,850 from the shareholder, which is shown on the Statement of Changes in Net Assets.

Affiliated Transactions

On January 2, 2018, the Advisor transferred all securities, through a reorganization, from an affiliated private investment fund to create the Small Cap Value Fund. The Fund received securities with a value of $4,432,969. Prior to January 2, 2018, the Advisor managed the affiliated private investment fund which had an investment objective and investment policies and strategies that were, in all material respects, equivalent to those of the Small Cap Value Fund. Through this transfer, the affiliated private investment fund was closed.

On March 15, 2018, a shareholder transferred securities from an affiliated separately managed account into the Small Cap Value Fund through an in-kind purchase. The Fund received securities with a value of $3,699,813.

The total value of these two transactions was $8,132,782, which is shown on the Statement of Changes in Net Assets. Of the $8,132,782 transferred, $8,051,136 were considered long-term purchases.

NOTE 11 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt this disclosure in this report.

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures is November 5, 2018. Management is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 12 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Global Equity Income Fund, Brandes Global Opportunities Value Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Global Equity Income Fund, Brandes Global Opportunities Value Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund (eight of the funds constituting Brandes Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations and changes in net assets, including the related notes, for each of the periods listed in the table below, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the periods listed in the table below, the changes in each of their net assets for the periods listed in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Statement Title	Financial Statement Date
Brandes International Equity Fund	Statement of Operations	For the year ended September 30, 2018
	Statement of Changes in Net Assets	For each of the two years in the period ended September 30, 2018

Brandes Global Equity Fund	Statement of Operations	For the year ended September 30, 2018
	Statement of Changes in Net Assets	For each of the two years in the period ended September 30, 2018

Brandes Global Equity Income Fund	Statement of Operations	For the year ended September 30, 2018
	Statement of Changes in Net Assets	For each of the two years in the period ended September 30, 2018

Brandes Global Opportunities Value Fund	Statement of Operations	For the year ended September 30, 2018
	Statement of Changes in Net Assets	For each of the two years in the period ended September 30, 2018

Brandes Emerging Markets Value Fund	Statement of Operations	For the year ended September 30, 2018
	Statement of Changes in Net Assets	For each of the two years in the period ended September 30, 2018

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — (continued)

Fund	Financial Statement Title	Financial Statement Date
Brandes International Small Cap Equity Fund	Statement of Operations	For the year ended September 30, 2018
	Statement of Changes in Net Assets	For each of the two years in the period ended September 30, 2018

Brandes Small Cap Value Fund	Statement of Operations	For the period January 2, 2018 (commencement of operations) through September 30, 2018

	Statement of Changes in Net Assets	For the period January 2, 2018 (commencement of operations) through September 30, 2018

Brandes Core Plus Fixed Income Fund	Statement of Operations	For the year ended September 30, 2018
	Statement of Changes in Net Assets	For each of the two years in the period ended September 30, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 21, 2018

We have served as the auditor of one or more investment companies in Brandes Investment Partners LP Investment Company Complex since 2011.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Funds’ complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in

Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the fiscal year ended September 30, 2018, the percentage of taxable ordinary income distributions that are designated as interest related dividends under the Internal Revenue Code Section 87(k)(1)(c) for each Fund were as follows:

PERCENTAGE
International Fund	0.00%
Global Fund	0.00%
Global Income Fund	0.00%
Global Opportunities Fund	0.00%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.00%
Small Cap Value Fund	3.30%
Core Plus Fund	100.00%

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

The percentage of ordinary distributions designated as short-term gain distributions under the Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended September 30, 2018 were as follows:

PERCENTAGE
International Fund	0.00%
Global Fund	0.16%
Global Income Fund	16.01%
Global Opportunities Fund	15.25%
Emerging Markets Fund	0.00%
International Small Cap Fund	8.40%
Small Cap Value Fund	0.00%
Core Plus Fund	0.00%

The distributions designated as long-term capital gain distributions for the fiscal year ended September 30, 2018 were as follows:

DISTRIBUTION
International Fund	$—
Global Fund	$1,417,148
Global Income Fund	$28,247
Global Opportunities Fund	$132,721
Emerging Markets Fund	$—
International Small Cap Fund	$50,038,482
Small Cap Value Fund	$—
Core Plus Fund	$—

The percentage of dividend income distributed for the fiscal year ended September 30, 2018, which is designated as qualified dividend income under the Jobs and Growth Tax relief Reconciliation Act of 2003 is as follows:

PERCENTAGE
International Fund	100.00%
Global Fund	100.00%
Global Income Fund	97.61%
Global Opportunities Fund	81.11%
Emerging Markets Fund	99.87%
International Small Cap Fund	45.20%
Small Cap Value Fund	14.66%
Core Plus Fund	0.00%

The percentage of dividends paid during the fiscal year ended September 30, 2018 that qualify for the corporate dividends received deduction are as follows:

PERCENTAGE
International Fund	0.00%
Global Fund	32.24%
Global Income Fund	33.26%
Global Opportunities Fund	7.72%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.00%
Small Cap Value Fund	13.15%
Core Plus Fund	0.00%

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

For the year ended September 30, 2018, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception to the foreign taxes paid in the United Kingdom. The United Kingdom foreign taxes paid by the Fund do not qualify to be passed through to the Fund’s shareholders.

	Gross Foreign Income
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Belgium	$—	$—	$—	$—	$—	$2,214,130
Bermuda	—	—	—	21,123	382,491	319,110
Brazil	947,439	18,165	4,988	85,287	7,268,681	2,237,047
Canada	—	—	—	—	—	1,957,926
Cayman Islands	—	—	—	—	2,401,099	—
Chile	—	—	193	—	988,655	—
Colombia	—	—	—	—	1,100,922	—
Czech Republic	—	—	—	—	755,343	—
Finland	467,940	46,645	753	—	—	—
France	3,781,496	288,882	5,619	90,141	—	1,045,466
Germany	—	—	—	—	—	330,083
Greece	—	—	—	15,200	494,287	823,711
Hong Kong	642,362	49,742	985	42,862	8,993,671	2,431,476
Hungary	—	—	—	13,566	—	1,316,646
India	—	—	—	10,191	2,230,822	431,399
Ireland	34,393	—	—	23,101	—	2,567,953
Italy	1,751,261	100,611	1,866	49,103	—	—
Japan	2,762,418	106,029	891	71,432	—	6,168,674
Jersey	629,081	49,711	1,307	14,913	—	—
Malaysia	—	6,893	—	—	861,512	—
Mexico	713,681	36,088	1,635	46,663	2,955,747	1,603,732
Netherlands	512,575	—	—	—	—	—
Pakistan	—	—	—	—	362,836	—
Panama	—	—	—	—	1,147,069	—
Philippines	—	—	—	—	—	318,064
Republic of Korea	735,175	127,309	1,581	71,276	6,779,674	1,733,814
Russia	1,898,320	115,434	—	97,381	10,046,149	1,041,703
South Africa	—	—	—	—	1,261,487	—
Spain	591,067	57,687	—	—	531,385	554,289
Sweden	187,790	13,495	205	6,864	—	—
Switzerland	1,067,722	118,016	2,464	26,759	—	—
Taiwan	294,638	—	—	—	1,322,676	—
Thailand	—	—	—	—	3,344,780	—
Turkey	—	—	—	—	3,981,189	—
United Kingdom	5,423,424	599,908	12,626	269,521	899,479	9,547,465

	$22,440,782	$1,734,615	$35,113	$955,383	$58,109,954	$36,642,688

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

	Foreign Tax Paid
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Belgium	$—	$—	$—	$—	$—	$332,120
Brazil	104,972	1,700	582	9,839	653,655	260,933
Canada	—	—	—	—	—	293,689
Chile	—	—	13	—	(9,665)	—
Colombia	—	—	—	—	(3,052)	—
Czech Republic	—	—	—	—	113,301	—
Finland	70,191	6,997	113	—	—	—
France	567,224	43,332	843	13,521	—	156,820
Germany	—	—	—	—	—	49,512
Greece	—	—	—	—	74,143	19,252
Hong Kong	47,424	4,974	99	3,444	361,453	—
Ireland	—	1,523	—	—	—	—
Italy	321,555	15,092	280	7,366	—	—
Japan	276,242	10,603	89	7,143	—	616,867
Mexico	214,104	10,826	490	9,694	886,724	371,662
Netherlands	76,886	—	—	—	—	—
Pakistan	—	—	—	—	54,425	—
Philippines	—	—	—	—	—	95,412
Republic of Korea	160,556	28,217	335	15,233	1,478,284	381,840
Russia	272,643	13,085	—	12,925	1,329,845	156,255
South Africa	—	—	—	—	189,223	—
Spain	88,660	8,653	—	—	79,690	85,597
Sweden	28,168	2,024	31	1,030	—	—
Switzerland	63,453	5,310	132	—	—	8,020
Taiwan	61,874	—	—	—	277,762	—
Thailand	—	—	—	—	199,120	—
Turkey	—	—	—	—	231,016	—

	$2,353,952	$152,336	$3,007	$80,195	$5,915,924	$2,827,979

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers and service providers, subject to the Funds’ investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	10	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1957)	Trustee	Since April 2008	Retired.	10	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1952)	Trustee	Since April 2008	Retired.	10	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee and Chairman	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	10	None

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1962)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	10	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee and President	Since July 2006	Executive Director of the Advisor.	10	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Brandes Investment Trust

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Funds without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISOR Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 600 San Diego, CA 92130 800.331.2979 DISTRIBUTOR ALPS Distributors, Inc. 1290 Broadway, #1100 Denver, CO 80203 TRANSFER AGENT U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP601 South Figueroa Street Los Angeles, CA 90017 LEGAL COUNSEL Morgan, Lewis & Bockius LLP 300 S. Grand Avenue, 22nd Floor Los Angeles, CA 90071 This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Global Equity Income Fund, the Brandes Global Opportunities Value Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Small Cap Value Fund and the Brandes Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change. Brandes Investments trust

ANNUAL REPORT SEPARATELY MANAGED ACCOUNT RESERVETR UST For the year ended September 30, 2018 Brandes Investments trust

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Brandes Separately Managed Account Reserve Trust

Dear Fellow Investor,

The net asset value per share of the Brandes Separately Managed Account Reserve Trust advanced 1.12% in the year ending September 30, 2018. For the same period, the Bloomberg Barclays U.S. Aggregate Index decreased 1.22%.

After several years of calm waters, the first quarter of 2018 saw the return of volatility in both the equity and fixed income markets. Treasury rates moved higher during the trailing twelve months, with the two-year Treasury yield closing at 2.81% on September 30, the highest level in a decade. The Federal Reserve raised short-term interest rates four times during the past year, most recently in September — a decision that was well communicated and almost universally expected. After eight rate hikes since 2015, the federal funds rate is now at the highest level since October 2008, just after the collapse of Lehman Brothers.

The fund continued to benefit from a defensive tilt toward shorter-maturity corporate bonds. We have been favoring short-maturity bonds for over a year now. Longer-maturity corporate bonds underperformed shorter maturities as their longer duration left them more exposed to rising interest rates and increased level of volatility during the quarter. We continue to manage duration toward the lower end of our duration-controlled band.

Portfolio holdings in corporate bonds and asset-back securities were contributors to performance. An underweight to U.S. Agency mortgage-backed securities (MBS) was also a positive performance factor, while duration positioning was a neutral factor.

Within corporate bonds, energy holdings (Chesapeake Energy and Range Resources) and a number of bank holdings (Wells Fargo, JPMorgan Chase and USB Capital) primarily boosted returns. The fund also received a positive contribution from Avon International, which was subjected to an early call in mid-June at a premium.

Select holdings in homebuilders detracted from performance. Homebuilder bond-price and yield-spread movements were largely driven by the market’s fear of higher U.S. Treasury rates, given the assumption that as borrowing costs become more expensive, the sector will experience a slowdown. However, we believe the fundamentals for the industry — with new housing lagging household formation — and individual companies such as PulteGroup and Toll Brothers, remain strong.

Our first-lien bond holding from JC Penney hurt returns as the company experienced continued volatility. In the second quarter, JC Penney’s Chief Executive Officer (CEO) unexpectedly resigned to join Lowe’s as its CEO. Late in the third quarter, JC Penney’s Chief Financial Officer also resigned. While a leadership void at the helm of a retailer in a secularly challenged space is certainly not ideal, we remain comfortable with our holding and even added to our position.

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Brandes Separately Managed Account Reserve Trust

Note that JC Penney’s first-lien bond is explicitly backed by the real-estate collateral of 285 stores and nine distribution centers, which we believe covers our bonds in full.

We initiated a new position in first-lien bonds from Wyndham Destinations (3.90% coupon rate, maturing March 2023 and rated Ba2/BB-), Iron Mountain (4.875% coupon rate, maturing September 2027 and rated Ba3/BB-) and VMware (3.90% coupon rate, maturing August 2027 and rated Baa2/BBB-). We also added to our JC Penney position and extended our maturity in Chesapeake Energy by selling our 2021 maturity bonds and purchasing 2025 maturity bonds.

Wyndham Destinations is the world’s largest vacation ownership and exchange company. It recently spun off the hotel operations of Wyndham Hotel & Resorts into a separate publicly traded company. In our view, Wyndham Destinations benefits from largely stable and recurring revenue (approx. 75% of revenue is recurring) and solid free-cash-flow generation. While the vacation ownership model was traditionally quite capital intensive, more recently it has been shifting to a more capital-efficient approach. In this new business model, third-party developers finance and build resort properties and Wyndham acts as a selling agent or purchases inventory from the developer in more of a just-in-time strategy (i.e., an inventory method in which materials are only ordered and received as they are needed in the production process).

Iron Mountain is the global leader in records management and physical record storage. The company provides storage and information management services to large and small clients in financial services, health care, entertainment, retail, law, government and other record-intensive industries. In addition to housing paper records, the firm offers archival services and provides digital backup and recovery solutions. The company has an annuity-like revenue stream with very little churn among customers.

VMware is the market leader in server virtualization and in the overall cloud infrastructure space, which enables cloud technology for enterprises. The company benefits from a growing business that is less cyclical than most technology companies. VMware maintains a strong balance sheet with low leverage. Despite these positive factors, in our opinion the company’s credit ratings have been constrained due to the majority ownership by Dell Corp. Specifically, VMware remains an unrestricted subsidiary of Dell. VMware has no upstream guarantees and does not own publicly traded equity. We believe that due to this constraint, VMware bonds’ credit spreads have disconnected from the company’s true underlying credit profile, thus presenting an attractive value opportunity.

In early 2018 we added two notable new positions, Pilgrim’s Pride and JC Penney.

Pilgrim’s Pride (5.875% coupon rate, maturing September 2027 and rated B1/B+) is the largest chicken producer in the United States. The company experienced

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Brandes Separately Managed Account Reserve Trust

weakness due to scandals at its parent JBS S.A. JBS is a Brazilian company and the largest meat processor in the world. It was implicated in a corruption investigation in the fall of 2017 involving government bribes and kickbacks. We have a positive view of Pilgrim’s Pride’s standalone credit fundamentals (apart from JBS) as well as the fundamentals of the poultry industry. We gain comfort from the fact that Pilgrim’s Pride is a publically traded subsidiary, likely reducing the risk that JBS S.A. could inappropriately lever up Pilgrim’s Pride to meet its own liquidity needs.

Finally, the bonds came under additional pricing pressure from a general softening in the high yield market along with news of a Sysco lawsuit against Pilgrim’s Pride and Tyson alleging price fixing via reducing breeder flocks. This strikes us as stretching the notion of price fixing to incorporate the normal matching of supply to anticipated demand. But, in any event, we believe the balance sheet and free cash flow characteristics of Pilgrim’s Pride are sufficient to withstand short-term negative news.

JC Penney (1st lien 5.875% coupon rate, maturing July 2023 and rated Ba3/BB-) is a department store chain with 850 locations in 49 states. We initially reviewed JC Penney in mid-2017 and anticipated potential volatility surrounding results of the critical holiday selling season, so we waited for further clarity before initiating a position. The company pre-released its holiday results early in the first quarter. The company reported positive free cash flow along with clean inventory positions (i.e., not holding excess or unwanted goods that could require large, margin-compressing markdowns to liquidate) — indications that its recent merchandising direction was being received favorably by customers, improving investor visibility into the company’s critical gross margin line.

During our review of JC Penney, we had considerable focus on the value of the company’s real estate. We initiated a position in a 1st lien issue, which would have the first claim on assets in event of a distressed situation. This gives us an additional measure of security over the company’s unsecured bonds should the company’s fundamentals remain weak, calling into question survival over the long term. Later in the quarter, JC Penney was able to come to market with a 2nd lien bond issuance — which does not affect asset coverage at our 1st lien level — with the proceeds to be used to reduce maturities in front of our holding. This refinancing should meaningfully reduce liquidity risk for the company for an extended period.

Over the period we exited our position in First Energy (7.375% coupon rate, maturing November 2031 and rated Baa3/BB+). We had owned this bond for almost a decade, initiating the position in 2009. First Energy bond yield spreads have long traded wider than our estimate of fair value due to looming bankruptcy or restructuring of the company’s unregulated generation subsidiary. Restructuring costs were anticipated to be around $1 billion, with an expected equity raise of $1.5 billion, which would have left our holding company issue at marginally investment grade credit metrics in our view.

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Brandes Separately Managed Account Reserve Trust

During the period, Elliot Management, an activist investor, invested $2.5 billion equity into First Energy — a positive surprise that caused yield spreads to tighten well inside our estimate of fair value. Elliott Management made statements suggesting it might play hardball with bondholders of the unregulated generation subsidiary, raising the risk that the exit from this business could become prolonged. This in turn would create potential uncertainty that could pressure holding company bonds. Therefore, with the good news priced in and our fair value target exceeded, we took the opportunity to exit this long-term holding.

At the close of the period, the fund continues to favor short-maturity corporate bonds and those that we believe exhibit strong, tangible asset coverage. The fund is underweight agency MBS. The duration is positioned toward the shorter end of our duration-controlled range. The fund has a high allocation to U.S. Treasuries that we will look to redeploy thoughtfully and efficiently — if and when market uncertainty and volatility cause credit fundamentals to become mispriced from our estimates of intrinsic value.

We believe the current positioning of the fund bodes well for the long-term. As always, thank you for your business and continued trust.

Sincerely Yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the

5

Brandes Separately Managed Account Reserve Trust

market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Past performance is not a guarantee of future results.

Credit ratings apply the underlying holdings of the fund, and not to the fund itself. S&P and Moody’s study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency’s opinion of the holdings financial condition and histories. The ratings shown are all considered investment grade and are listed by highest to lowest in percentage of what the fund holds.

A bond is considered investment grade if its credit rating is ‘BBB-‘ or higher by Standard & Poor’s or ‘Baa3’ or higher by Moody’s. Anything below this ‘BBB’ rating is considered non-investment grade. Generally investment grade are bonds that are judged by the rating agency as likely enough to meet payment obligations that banks are allowed to invest in them. A non-investment grade bond, also called a speculative bond, a high yield bond, an unsecured debenture, or a junk bond, is a bond that is considered a low quality investment because the issuer may default.

Short-term debt refers to fixed income securities set to mature more 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.

Asset Coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Federal Funds Rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Upstream Guarantee:  A financial guarantee in which the subsidiary guarantees its parent company’s debt.

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield Curve:  A graphical comparison of the relationship between interest rates for loans of various maturities with similar credit quality. A typical yield curve slopes upward to reflect higher interest rates for longer maturities.

Yield Spread:  The difference in yield from a Treasury security and another debt security of the same maturity.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

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Brandes Separately Managed Account Reserve Trust

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust is distributed by ALPS Distributors, LLC.

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Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from September 30, 2008 to September 30, 2018 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Intermediate Credit Bond Index for the same period.

Value of $10,000 Investment vs Bloomberg Barclays U.S. Aggregate Bond Index & Bloomberg Barclays U.S. Intermediate Credit Bond Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2018
	One Year	Five Years	Ten Years	Since Inception (10/3/05)
Separately Managed Account
Reserve Trust	1.12%	4.35%	8.42%	5.38%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%	3.88%
Bloomberg Barclays U.S. Intermediate Credit Bond Index	-0.62%	2.46%	5.05%	4.26%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Asset Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

9

Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,012.30	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

**

No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of

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Brandes Separately Managed Account Reserve Trust

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

**

No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2018

	Shares	Value
COMMON STOCKS – 0.02%
Household Durables – 0.02%
Urbi Desarrollos Urbanos SA de CV(a)	176,124	$33,881

TOTAL COMMON STOCKS (Cost $1,887,387)		$33,881

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 4.79%
Federal Home Loan Mortgage Corporation – 1.25%
Pool G1-8578, 3.000%, 12/1/2030	$2,243,577	$2,211,472

Federal National Mortgage Association – 3.54%
Pool CA1624, 3.000%, 4/1/2033	2,894,333	2,861,587
Pool AS6201, 3.500%, 11/1/2045	1,681,185	1,661,582
Pool AL9865, 3.000%, 2/1/2047	1,797,183	1,721,141

		6,244,310

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $8,637,898)		$8,455,782

OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 4.644%, 10/25/2036(c)	$4,876	$4,713

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $3,315)		$4,713

US GOVERNMENTS – 21.76%
Sovereign – 21.76%
United States Treasury Bond 4.750%, 2/15/2037	$24,535,000	$30,132,047
United States Treasury Note 2.250%, 2/15/2027	8,825,000	8,306,876

TOTAL US GOVERNMENTS (Cost $40,271,007)		$38,438,923

ASSET BACKED SECURITIES – 4.02%
Student Loan – 4.02%
SLM Private Credit Student Loan Trust 2004-B
Series 2004-B, 2.764% (3M LIBOR + 0.430%), 9/15/2033(d)	$1,500,000	$1,442,514
SLM Private Credit Student Loan Trust 2005-A
Series 2005-A, 2.644% (3M LIBOR + 0.310%), 12/15/2038(d)	1,865,000	1,825,511
SLM Private Credit Student Loan Trust 2006-A
Series 2006-A, 2.624% (3M LIBOR + 0.290%), 6/15/2039(d)	3,926,512	3,830,849

TOTAL ASSET BACKED SECURITIES (Cost $6,646,477)		$7,098,874

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
CORPORATE BONDS – 67.78%
Automobiles – 1.94%
General Motors Financial Co., Inc. 2.650%, 4/13/2020	$3,460,000	$3,426,405

Banks & Thrifts – 15.41%
Bank of America Corp. 6.875%, 11/15/2018	5,270,000	5,297,987
Citibank NA 2.100%, 6/12/2020	5,592,000	5,492,000
Goldman Sachs Group, Inc. 7.500%, 2/15/2019	3,700,000	3,764,209
JPMorgan Chase & Co. 5.809% (3M LIBOR + 3.470%), Perpetual(d)	6,305,000	6,331,796
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(d)	3,250,000	2,904,688
Wells Fargo & Co. 6.104% (3M LIBOR + 3.770%), Perpetual(d)	3,380,000	3,425,427

		27,216,107

Commercial Services & Supplies – 4.75%
ADT Corp. 3.500%, 7/15/2022	7,270,000	6,879,237
Iron Mountain, Inc. 4.875%, 9/15/2027(b)	1,640,000	1,504,700

		8,383,937

Consumer Products – 3.22%
Avon International Operations, Inc. 7.875%, 8/15/2022(b)	3,695,000	3,810,469
Wyndham Destinations, Inc. 3.900%, 3/1/2023	2,035,000	1,882,375

		5,692,844

Electric Utilities – 0.62%
Israel Electric Corp. Ltd. 7.250%, 1/15/2019(b)	1,091,000	1,101,223

Food, Beverage & Tobacco – 3.10%
Mead Johnson Nutrition Co. 4.900%, 11/1/2019	2,850,000	2,905,491
Pilgrim’s Pride Corp. 5.750%, 3/15/2025(b)	2,665,000	2,565,062

		5,470,553

Health Care Providers & Services – 3.09%
Tenet Healthcare Corp. 6.000%, 10/1/2020	5,290,000	5,463,776

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
Homebuilders – 1.86%
PulteGroup, Inc. 5.500%, 3/1/2026	$1,615,000	$1,606,925
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,710,000	1,680,075

		3,287,000

Insurance – 3.75%
American International Group, Inc. 6.400%, 12/15/2020	2,785,000	2,963,173
CNA Financial Corp. 5.875%, 8/15/2020	1,250,000	1,304,870
Voya Financial, Inc. 5.500%, 7/15/2022	2,220,000	2,348,739

		6,616,782

Metals & Mining – 2.71%
Cloud Peak Energy Resources, LLC/ Cloud Peak Energy Finance Corp.
12.000%, 11/1/2021	3,570,000	3,587,814
6.375%, 3/15/2024	1,665,000	1,207,125

		4,794,939

Oil, Gas & Consumable Fuels – 14.33%
BP Capital Markets Plc 3.506%, 3/17/2025	3,375,000	3,337,809
Chesapeake Energy Corp. 8.000%, 1/15/2025	5,105,000	5,264,531
Chevron Corp. 2.100%, 5/16/2021	3,460,000	3,374,988
Ithaca Energy, Inc. 8.125%, 7/1/2019(b)	3,675,000	3,642,844
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,921,000	1,937,007
Occidental Petroleum Corp. 3.500%, 6/15/2025	1,705,000	1,691,810
Range Resources Corp. 5.000%, 3/15/2023	6,195,000	6,071,100

		25,320,089

Retail – 2.53%
JC Penney Corp., Inc. 5.875%, 7/1/2023(b)	5,075,000	4,466,000

Technology – 2.28%
Microsoft Corp. 2.400%, 2/6/2022	3,460,000	3,379,876

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Principal Amount	Value
VMware, Inc. 3.900%, 8/21/2027	$676,000	$639,552

		4,019,428

Telecommunications – 8.19%
AT&T, Inc. 3.000%, 6/30/2022	5,235,000	5,105,372
Frontier Communications Corp. 6.250%, 9/15/2021	4,720,000	4,177,200
Sprint Communications, Inc. 9.000%, 11/15/2018(b)	3,710,000	3,733,002
Telefonica Emisiones SAU 5.462%, 2/16/2021	1,390,000	1,451,256

		14,466,830

TOTAL CORPORATE BONDS (Cost $117,841,747)		$119,725,913

REPURCHASE AGREEMENTS – 4.20%
State Street Bank and Trust Repurchase Agreement, (Dated 09/28/18), due 10/01/18, 0.42% [Collateralized by $5,175,000 US Treasury Bond TIPS, 2.375%, 01/15/25, (Market Value $7,567,149)] (proceeds $7,418,601)	$7,418,342	$7,418,342

TOTAL REPURCHASE AGREEMENTS (Cost $7,418,342)		$7,418,342

Total Investments (Cost $182,706,173) – 102.57%		$181,176,428
Liabilities in Excess of Other Assets – (2.57)%		(4,541,103)

TOTAL NET ASSETS – 100.00%		$176,635,325

Percentages are stated as a percent of net assets.

TIPS Treasury Inflation-Protected Security

LIBOR London Inter-bank Offered Rate

(a)	Non-income producing security.
(b)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,823,300, which represented 11.79% of the net assets of the Fund.

(c)	Variable rate security. The coupon is based on an underlying pool of loans.
(d)	Variable rate security. The coupon is based on a reference index and spread index.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2018

ASSETS
Investments in securities, at cost	$182,706,173

Investment in securities, at value	$181,176,428
Cash	—
Receivables:
Fund shares sold	168,162
Interest	1,732,653

Total Assets	183,077,243

LIABILITIES
Payables:
Securities purchased	5,563,706
Fund shares redeemed	803,341
Dividends payable	74,871

Total Liabilities	6,441,918

NET ASSETS	$176,635,325

COMPONENTS OF NET ASSETS
Paid-in capital	$187,047,778
Undistributed net investment income	50,508
Accumulated net realized loss on investments	(8,933,216)
Net unrealized depreciation on investments	(1,529,745)

Total Net Assets	$176,635,325

Net asset value, offering price and redemption proceeds per share
Net Assets	$176,635,325
Shares outstanding (unlimited shares authorized without par value)	20,413,402
Offering and redemption price	$8.65

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2018

INVESTMENT INCOME
Income
Interest income	$7,887,915

Total Income	7,887,915

Expenses (Note 3)
Total expenses	—

Total net expenses	—

Net investment income	7,887,915

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,068,915
Net change in unrealized depreciation on investments	(6,901,291)

Net realized and unrealized loss on investments	(5,832,376)

Net increase in net assets resulting from operations	$2,055,539

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,887,915	$7,332,952
Net realized gain on investments	1,068,915	499,496
Net change in unrealized depreciation on investments	(6,901,291)	(1,974,783)

Net increase in net assets resulting from operations	2,055,539	5,857,665

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,860,061)	(7,366,983)

Decrease in net assets from distributions	(7,860,061)	(7,366,983)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	32,406,816	38,320,928
Net asset value of shares issued on reinvestment of distributions	7,523,525	7,184,193
Cost of shares redeemed	(34,163,795)	(31,175,046)

Net increase in net assets from capital share transactions	5,766,546	14,330,075

Total increase/(decrease) in net assets	(37,976)	12,820,757

NET ASSETS
Beginning of the Year	176,673,301	163,852,544

End of the Year	176,635,325	176,673,301

Undistributed net investment income	$50,508	$—

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.94	$9.02	$8.69	$9.03	$8.89

Total from investment operations:
Net investment income(2)	0.39	0.39	0.44	0.43	0.46
Net realized and unrealized gain/(loss) on investments	(0.29)	(0.08)	0.33	(0.34)	0.16

Total from investment operations	0.10	0.31	0.77	0.09	0.62

Less dividends and distributions:
Dividends from net investment income	(0.39)	(0.39)	(0.44)	(0.43)	(0.48)

Total dividends and distributions	(0.39)	(0.39)	(0.44)	(0.43)	(0.48)

Net asset value, end of period	$8.65	$8.94	$9.02	$8.69	$9.03

Total return	1.12%	3.57%	9.24%	0.93%	7.13%
Net assets, end of period (millions)	$176.6	$176.7	$163.9	$159.8	$138.3
Ratio of expenses to average net assets(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(1)	4.43%	4.39%	5.12%	4.77%	5.12%
Portfolio turnover rate	42.90%	39.74%	53.60%	32.78%	21.61%

(1)

Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(2)	Net investment income per share has been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles (“GAAP”) generally accepted in the United States of America.

A.

Repurchase Agreements.  The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2018, the Fund’s ongoing exposure to the economic return on repurchase agreements is shown on the Schedule of Investments.

B.

Foreign Currency Translation and Transactions.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the

20

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NOTES TO FINANCIAL STATEMENTS (continued)

respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.

Delayed Delivery Securities.  The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The Fund did not have any open commitments on delayed delivery securities as of September 30, 2018.

D.

Security Transactions, Dividends and Distributions.  Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.

Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F.

Indemnification Obligations.  Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The

21

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NOTES TO FINANCIAL STATEMENTS (continued)

Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.

Accounting for Uncertainty in Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2015 through 2018). As of September 30, 2018, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2018.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.

Fair Value Measurements.  The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund has the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access

22

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NOTES TO FINANCIAL STATEMENTS (continued)

requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the Financial Accounting Standards Board has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2 — Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3 — Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.

Security Valuation.  Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there has been no sales on the valuation date are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

23

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NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2018.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

available, such securities are fair valued in accordance with the fair value procedures of the Trust.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the inputs used, as of September 30, 2018, involving the Fund’s assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Separately Managed Account Reserve Trust
Common Stocks	$33,881	$—	$—	$33,881
Mortgage Backed Securities	—	8,460,495	—	8,460,495
Government Securities	—	38,438,923	—	38,438,923
Asset Backed Securities	—	7,098,874	—	7,098,874
Corporate Bonds	—	119,725,913	—	119,725,913
Repurchase Agreements	—	7,418,342	—	7,418,342

Total Investments in Securities	$33,881	$181,142,547	$—	$181,176,428

There were no Level 3 securities in the Fund at the beginning or the end of the year ended September 30, 2018.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

B.

Administration Fee.  U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.

Distribution Fees.  ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2018:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$26,011,326	$40,811,900	$55,792,034	$33,503,445

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2018 and September 30, 2017, was as follows (shares and dollar amounts in thousands):

	Year Ended 9/30/2018		Year Ended 9/30/2017
	Shares	Amount	Shares	Amount
Shares Sold	3,693	$32,407	4,304	$38,321
Issued on Reinvestment of Distributions	859	7,524	806	7,184
Shares Redeemed	(3,902)	(34,164)	(3,505)	(31,175)

Net Increase Resulting from Fund Share Transactions	650	$5,767	1,605	$14,330

NOTE 6 – FEDERAL INCOME TAX MATTERS

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2018, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

of paydowns, the difference between book and tax accretion methods for market premium and the expiration of capital loss carryforwards:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$22,654	$6,062,094	$(6,084,748)

As of September 30, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$182,729,582

Gross tax unrealized appreciation	4,113,287
Gross tax unrealized depreciation	(5,666,441)

Net unrealized depreciation on investments	(1,553,154)
Distributable ordinary income	50,508
Distributable long-term capital gains	—

Total distributable earnings	50,508

Other accumulated losses	(8,909,807)

Total accumulated losses	$(10,412,453)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

As of September 30, 2018, the Fund had a capital loss expiring on September 30, 2019 in the amount of $6,501,831. As of September 30, 2018, the Fund had a capital loss with an indefinite expiration in the amount of $2,407,976. At September 30, 2018, the Fund utilized $1,069,670 of capital loss carryforwards. At September 30, 2018, the Fund had $6,084,748 of capital loss carryforwards expire.

The tax compositions of dividends for the years ended September 30, 2018 and September 30, 2017 for the Fund were as follows:

Ordinary Income		Long Term Capital Gains		Return of Capital
2018	2017	2018	2017	2018	2017
$7,860,061	$7,208,649	$—	$—	$—	$158,334

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years,

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt this disclosure in this report.

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures is November 5, 2018. Management is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

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Brandes Separately Managed Account Reserve Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes Separately Managed Account Reserve Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Separately Managed Account Reserve Trust (one of the funds constituting Brandes Investment Trust, hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were note received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 21, 2018

We have served as the auditor of one or more investment companies in the Brandes Investment Partners LP Investment Company Complex since 2011.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the fiscal year ended September 30, 2018, 100.00% of the ordinary distributions paid by the SMART Fund qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the fiscal year ended September 30, 2018, none of the ordinary distributions paid by SMART Fund, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c). Under Section 852(b)(3)(c) of the Revenue Code, the SMART Fund designated $0 as long-term capital gain dividends for the fiscal year ended September 30, 2018.

None of the dividend income distributed for the fiscal year ended September 30, 2018, were designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the SMART Fund. Of the dividends paid by the SMART Fund, none qualify for the corporate dividends received deduction.

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers and service providers, subject to the Fund investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments , from 1997 to 2014	10	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1957)	Trustee	Since April 2008	Retired.	10	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1952)	Trustee	Since April 2008	Retired.	10	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee and Chairman	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	10	None

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1962)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	10	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee and President	Since July 2006	Executive Director of the Advisor.	10	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

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Brandes Separately Managed Account Reserve Trust

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISOR Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 600 San Diego, CA 92130 800.331.2979 DISTRIBUTOR ALPS Distributors, Inc. 1290 Broadway, #1100 Denver, CO 80203 TRANSFER AGENT U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP 601 South Figueroa Street Los Angeles, CA 90017 LEGAL COUNSEL Morgan, Lewis & Bockius LLP 300 S. Grand Avenue, 22nd Floor Los Angeles, CA 90071 This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change. Brandes Investments trust

ANNUAL REPORT VALUE NEXTSHARES For the period ended September 30, 2018 Brandes Investments trust

1

Brandes Value NextShares

Dear Fellow Investor,

The net asset value per share of Brandes Value NextShares gained 3.48% since its inception on February 15, 2018, through September 30, 2018. For the same period, the S&P 500 Index increased 9.29% while the Russell 1000 Value Index advanced 4.81%.

Notable contributors included several health care holdings, led by pharmaceutical firms Pfizer and Merck, hospital operator HCA Healthcare and pharmacy benefit manager Express Scripts.

Pfizer’s stock price increased on improved results from its drug pipeline and increasing market optimism about future medications. Despite its noteworthy appreciation during the period, the stock trades at only 12x earnings. Merck also realized strong results and benefited from growing optimism about its pharmaceutical pipeline; several of its cancer and HIV treatments received new use approvals in the United States, China, and Europe.

HCA Healthcare stock rose after reporting strong earnings results from patient and revenue growth that exceeded market expectations.

Express Scripts’ share price grew after its proposed acquisition by health insurer Cigna passed an antitrust review by the U.S. Justice Department; the company expects the deal will close by the end of 2018.

Other contributors included electronic manufacturing service company Fabrinet and fuel distributor World Fuel Services; both stocks rose after posting strong earnings results. Fabrinet announced an increased stock repurchase program equivalent to approximately 5% of its market cap in addition to its strong earnings results.

The Fund benefited from being lighter in traditional yield-oriented sectors, such as consumer staples, which have had lower performance amid rising interest rates.

The most obvious detractors from performance were our holdings in the financial sector, primarily trust banks State Street and Bank of New York Mellon, as well as Wells Fargo. State Street’s share price declined after the company announced its intention to acquire investment data and analytics software firm Charles River Systems. While the acquisition was considered fairly expensive in our opinion, we believe the market overreacted in the short term as the purchase largely makes sense from a long-term strategic viewpoint.

Wells Fargo reported an improved net interest margin, but earnings fell short due to a one-time tax expense and a reduction in loan volume.

Other detractors included ad agency Omnicom Group, homebuilder Taylor Morrison and media company Twenty-First Century Fox. Along with other global ad agencies, Omnicom’s stock was lower amid concerns around slowing growth.

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Brandes Value NextShares

Twenty-First Century Fox’s stock price was reduced after the bidding war between Disney and Comcast ended at the beginning of the quarter when Comcast bowed out after Disney’s $71-billion bid in June.

Being underweight to technology and technology-related companies in the consumer discretionary sector (e.g., Amazon) has also hurt relative results as these two sectors have appreciated more than 20% and have driven almost 70% of the S&P 500 return.

The information technology sector has become more and more prominent, accounting for more than a quarter of the S&P 500 Index on September 30, 2018 (nearly one-third when Netflix and Amazon were included). Interestingly, the five largest U.S. technology companies (Apple, Amazon, Alphabet, Microsoft and Facebook) have a combined market cap reaching $4 trillion. This figure is larger than the gross domestic product (GDP) of almost any country in the world, with the exception of the United States and China, and is close to the GDP of Japan and Germany. While we believe these are attractive businesses that have been performing very well, it seems that their share prices have already captured much of the optimism about their prospects. We have invested in two companies that we believe offer more favorable valuations than their peers: Microsoft and Alphabet. However, our allocation to Microsoft is now less than the benchmark weight after we recently trimmed the Fund’s position.

Over the period we initiated a new position in Fabrinet, the world’s largest outsourced optical equipment manufacturing company. The company has seen its share price decline over the last year due to a depressed optical equipment end-market, driven by weak telecom spending, including telecom companies waiting to upgrade their networks.

We also added a new position in Johnson Controls, a leading global supplier of heating, ventilation and air conditioning (HVAC), fire and security products and services, as well as automotive batteries.

We reviewed Johnson Controls as the stock had underperformed the market noticeably over the last three years, declining to what now seems to be an attractive valuation at just 12X forward earnings. The company appears well-positioned in most of its end markets but seems to have been run inefficiently.

The market has apparently taken a negative view since Johnson Controls’ late 2016 merger with Tyco because the combined entity is still trying to achieve synergies to improve its margins and bring them closer to its peers. Additionally, the market seems fixated on the potential long-term threat of electric vehicles to the company’s traditional car battery business. We agree this transition will have a negative long-term impact for Johnson Controls because there is little to no need for traditional car batteries in electric vehicles which means less revenue and profit, while future technological development and competition is uncertain. However, we

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Brandes Value NextShares

think the market is punishing the company excessively in the short term since most of its revenue relates to after-market battery replacement, which is sustained by the one billion-plus combustion engine vehicles now operating globally. It will likely take decades before most vehicles in operation are electric and after-market replacement battery sales begin to fall off.

While the company’s HVAC business has lost some market share during the past few years, newly released products should likely help it gain some back. Overall, we think this is a well-positioned company that trades at an attractive valuation with upside potential from integrating the Tyco acquisition and improving its margins through cost synergies.

Note that after market close on September 28, 2018, the planned Global Industry Classification Standard (GICS) sector reclassifications occurred. GICS created the newly termed “communication services” sector (formerly “telecommunication services”) and changed some company categorizations, primarily in the information technology and consumer discretionary sectors.

As a bottom-up fundamental manager, this recalibration had no direct effect on our portfolios. However, it has altered some of our key underweights relative to our benchmark. With the reclassification of our entertainment and media holdings into the communication services sector, our portfolios are now materially underweight in consumer discretionary companies.

At the close of the period, the Fund’s largest industry weights were in banks and health care providers & services and the most obvious underweight positions were in the information technology, industrials and consumer staples sectors. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.

Market dynamics constantly present challenges and opportunities. This is why Brandes adheres to a disciplined process of stock selection based on fundamental, detailed research. We anchor our allocation decisions in a bottom-up investment approach that seeks the most promising return. We are always focused on company valuations and margin of safety because we believe this is the prudent approach to pursue growth for your assets over the long term.

We believe the current positioning of Brandes Value NextShares bodes well for the long term. Thank you for your continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform

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Brandes Value NextShares

other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Past performance is not a guarantee of future results.

Margin of Safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

Forward Price/Earnings:  Price per share divided by earnings per share expected over the next 12 months.

Price/Earnings:  Price per share divided by earnings per share.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P 500 Index with gross dividends measures equity performance of 500 of the top companies in leading industries of the U.S. economy.

The Russell 1000 Value Index with gross dividends measures performance of the large cap value segment of the U.S. equity universe. Securities are categorized as growth or value based on their relative book-to-price ratios, historical sales growth, and expected earnings growth.

One cannot invest directly in an index.

Brandes Value NextShares is distributed by ALPS Distributors, Inc.

5

Brandes Value NextShares

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Value NextShares Fund from its inception (February 15, 2018) to September 30, 2018 with the value of such an investment in the Russell 1000 Value Index and S&P 500 Index for the same period.

Value of $10,000 Investment vs Russell 1000 Value & S&P 500 (Unaudited)

	Total Return(2) Periods Ended September 30, 2018
	Six Months	Since Inception(1)
Brandes Value NextShares	7.21%	3.48%
Russell 1000 Value	6.95%	4.81%
S&P 500	11.41%	9.29%

(1)	The inception date is February 15, 2018.

(2)	Returns do not reflect the effect of market-determined premiums or discounts.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

6

Brandes Value NextShares

Sector Allocation as a Percentage of Total Investments as of

September 30, 2018 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

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Brandes Value NextShares

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Value NextShares	$1,000.00	$1,072.10	0.40%	$2.08

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Brandes Value NextShares

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Brandes Value NextShares	$1,000.00	$1,023.06	0.40%	$2.03

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

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Brandes Value NextShares

SCHEDULE OF INVESTMENTS — September 30, 2018

	Shares	Value
COMMON STOCKS – 87.37%
Banks – 14.88%
Bank of America Corp.	2,029	$59,774
BB&T Corp.	823	39,949
Citigroup, Inc.	936	67,149
Fifth Third Bancorp	308	8,599
JPMorgan Chase & Co.	292	32,949
PNC Financial Services Group, Inc.	281	38,269
Wells Fargo & Co.	1,121	58,920

		305,609

Beverages – 0.83%
PepsiCo, Inc.	153	17,105

Biotechnology – 2.71%
Amgen, Inc.	113	23,424
Gilead Sciences, Inc.	418	32,274

		55,698

Building Products – 0.93%
Johnson Controls International Plc	548	19,180

Capital Markets – 4.19%
Bank of New York Mellon Corp.	920	46,911
State Street Corp.	466	39,041

		85,952

Communications Equipment – 0.50%
Cisco Systems, Inc.	210	10,217

Diversified Financial Services – 1.43%
Jefferies Financial Group, Inc.	1,339	29,405

Electrical Equipment – 2.04%
Emerson Electric Co.	546	41,813

Electronic Equipment, Instruments & Components – 4.39%
Avnet, Inc.	961	43,024
Fabrinet(a)	1,016	47,000

		90,024

Entertainment – 2.11%
Twenty-First Century Fox, Inc. – Class A	409	18,949
Twenty-First Century Fox, Inc. – Class B	532	24,376

		43,325

Health Care Providers & Services – 13.68%
Cardinal Health, Inc.	852	46,008
CVS Health Corp.	292	22,986
Express Scripts Holding Co.(a)	663	62,992
HCA Healthcare, Inc.	350	48,692

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Value NextShares

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Shares	Value
Laboratory Corp of America Holdings(a)	256	$44,462
McKesson Corp.	420	55,713

		280,853

Household Durables – 2.88%
M.D.C. Holdings, Inc.	1,017	30,083
Taylor Morrison Home Corp. – Class A(a)	1,611	29,062

		59,145

Household Products – 0.97%
Procter & Gamble Co.	240	19,975

Insurance – 4.54%
American International Group, Inc.	775	41,261
Loews Corp.	393	19,741
Old Republic International Corp.	1,435	32,115

		93,117

Interactive Media & Services – 2.38%
Alphabet, Inc. – Class C(a)	41	48,932

IT Services – 3.43%
Amdocs Ltd.	445	29,361
Cognizant Technology Solutions Corp.	532	41,044

		70,405

Machinery – 1.69%
Briggs & Stratton Corp.	1,805	34,710

Media – 4.73%
Comcast Corp. – Class A	1,305	46,210
Omnicom Group, Inc.	749	50,947

		97,157

Oil, Gas & Consumable Fuels – 3.87%
Apache Corp.	476	22,691
Chevron Corp.	153	18,709
World Fuel Services Corp.	1,371	37,949

		79,349

Pharmaceuticals – 8.59%
Johnson & Johnson	234	32,332
Merck & Co., Inc.	918	65,123
Pfizer, Inc.	1,791	78,929

		176,384

Real Estate Management & Development – 0.94%
St. Joe Co.(a)	1,154	19,387

Road & Rail – 1.53%
AMERCO	88	31,385

The accompanying notes are an integral part of this Schedule of Investments.

11

Brandes Value NextShares

SCHEDULE OF INVESTMENTS — September 30, 2018 (continued)

	Shares	Value
Software – 3.35%
Microsoft Corp.	225	$25,734
Oracle Corp.	836	43,104

		68,838

Specialty Retail – 0.78%
Advance Auto Parts, Inc.	95	15,991

TOTAL COMMON STOCKS (Cost $1,768,685)		$1,793,956

PREFERRED STOCKS – 2.50%
Banks – 1.52%
U.S. Bancorp, 3.500% (3M LIBOR + 0.600%, minimum of 3.500%)(b)	1,411	$31,240

Capital Markets – 0.98%
Goldman Sachs Group, Inc., 4.000% (3M LIBOR + 0.670%, minimum of 4.000%)(b)	451	10,084
Morgan Stanley, 4.000% (3M LIBOR + 0.700%, minimum of 4.000%)(b)	444	10,052

		20,136

TOTAL PREFERRED STOCKS (Cost $53,082)		$51,376

MONEY MARKET FUNDS – 10.46%
First American Government Obligations Fund – Class X 1.907%(c)	162,627	$162,627
First American Treasury Obligations Fund – Class X 1.922%(c)	52,214	52,214

TOTAL MONEY MARKET FUNDS (Cost $214,841)		$214,841

Total Investments (Cost $2,036,608) – 100.33%		$2,060,173
Liabilities in Excess of Other Assets – (0.33)%		(6,780)

TOTAL NET ASSETS – 100.00%		$2,053,393

Percentages are stated as a percent of net assets.

LIBOR London Inter-bank Offered Rate

(a)	Non-income producing security.
(b)	Variable rate security. This coupon is based on a reference index and spread.
(c)	The rate shown is the annualized seven day yield as of September 30, 2018.

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Value NextShares

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2018

COMMON STOCKS
Ireland	0.93%
United Kingdom	1.43%
United States	85.01%

TOTAL COMMON STOCKS	87.37%

PREFERRED STOCKS
United States	2.50%

TOTAL PREFERRED STOCKS	2.50%

MONEY MARKET FUNDS	10.46%

TOTAL INVESTMENTS	100.33%
Liabilities in Excess of Other Assets	(0.33)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of this Schedule of Investments.

13

Brandes Value NextShares

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2018

ASSETS
Investments in securities, at cost	$2,036,608

Investment in securities, at value	$2,060,173
Cash	—
Receivables:
Dividends and interest	3,261
Due from Advisor	15,414
Prepaid expenses and other assets	17,351

Total Assets	2,096,199

LIABILITIES
Payables:
Trustee Fees	3,255
Due to Custodian	791
Accrued Expenses	38,760

Total Liabilities	42,806

NET ASSETS	$2,053,393

COMPONENTS OF NET ASSETS
Paid-in capital	$2,022,819
Undistributed net investment income	1,182
Accumulated net realized gain on investments	5,827
Net unrealized appreciation on investments	23,565

Total Net Assets	$2,053,393

Net asset value per share
Net Assets	$2,053,393
Shares issued and outstanding	200,000
Net asset value per share	$10.27

The accompanying notes to financial statements are an integral part of this statement.

14

Brandes Value NextShares

STATEMENT OF OPERATIONS — For the Period Ended September 30, 2018*

INVESTMENT INCOME
Income
Dividend income	14,697

Total Income	14,697

Expenses
Advisory fees (Note 3)	2,162
Custody fees	3,349
Administration, accounting and transfer agent fees (Note 3)	47,346
Legal fees	17,750
Printing fees	18,736
Miscellaneous	42
Trustee fees	1,300
Auditing fees	20,995
Organizational costs	25,747

Total expenses	137,427
Expenses waived	(134,544)

Total net expenses	2,883

Net investment income	11,814

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,827
Net change in unrealized appreciation on investments	23,565

Net realized and unrealized gain on investments	29,392

Net increase in net assets resulting from operations	41,206

*	Commenced operations on February 15, 2018.

The accompanying notes to financial statements are an integral part of this statement.

15

Brandes Value NextShares

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2018*
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,814
Net realized gain on investments	5,827
Net change in unrealized appreciation on investments	23,565

Net increase in net assets resulting from operations	41,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,658)

Decrease in net assets from distributions	(10,658)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,022,845

Net increase in net assets from capital share transactions	2,022,845

Total increase in net assets	2,053,393

NET ASSETS
Beginning of the Period	—

End of the Period	2,053,393

Undistributed net investment income	$1,182

*	Commenced operations on February 15, 2018.

The accompanying notes to financial statements are an integral part of this statement.

16

Brandes Value NextShares

FINANCIAL HIGHLIGHTS

	Period Ended September 30, 2018(1)
Net asset value, beginning of period	$10.00

Total from investment operations:
Net investment income(2)	0.10
Net realized and unrealized gain on investments	0.25

Total from investment operations	0.35

Less dividends and distributions:
Dividends from net investment income	(0.08)

Total dividends and distributions	(0.08)

Net asset value, end of period	$10.27

Total return	3.48	%(3)
Net assets, end of period (millions)	$2.1
Ratio of expenses to average net assets	0.40	%(5)
Ratio of expenses (prior to reimbursements) to average net assets	19.07	%(5)
Ratio of net investment income to average net assets	1.64	%(5)
Ratio of net investment income (prior to reimbursements) to average net assets	(17.03	)%(5)
Portfolio turnover rate	7.56	%(4)

(1)	Commenced operations on February 15, 2018.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return figure is the since inception return for the Fund.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

17

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

Brandes Value NextShares (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is an exchange-traded product actively managed pursuant to an order issued by the Securities and Exchange Commission granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Trading prices of shares of the Fund are directly linked to the Fund’s next-computed net asset values per share (“NAVs”) and vary from the NAV by a market-determined trading premium or discount, which may be zero. The Fund began operations on February 15, 2018.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles (“GAAP”) generally accepted in the United States of America.

A.

Short-Term Investments.  The Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the discretion of Brandes Investment Partners L.P. (the “Advisor”) require investments inconsistent with the Fund’s principal investment strategies. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high. Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper. As a result of taking such temporary defensive positions, the Fund may not achieve its investment objectives.

B.

Foreign Currency Translation and Transactions.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from

18

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.

Delayed Delivery Securities.  The Fund may purchase securities on a when- issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The Fund did not have any open commitments on delayed delivery securities as of September 30, 2018.

D.

Participatory Notes.  The Fund may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Fund. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to

19

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Fund records counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.

The Fund did not invest in any participatory notes at September 30, 2018.

E.

Investment Transactions, Dividends and Distributions.  Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Expenses common to the Trust are allocated based upon the Fund’s relative net asset values or other appropriate allocation methods. The Fund amortizes premiums and accrete discounts using the constant yield method.

F.

Use of Estimates.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

G.

Securities Lending.  The Fund may lend its portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2018, the Fund did not have any securities on loan. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

20

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

H.

Indemnification Obligations.  Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

I.

Accounting for Uncertainty in Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. The Fund was not in existence during the applicable tax years (2015 through 2018). As of September 30, 2018, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2018.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

J.

Fair Value Measurements.  The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a

21

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund has the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the Financial Accounting Standards Board has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2 — Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3 — Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

K.

Security Valuation.  Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last

22

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2018.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

23

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated in the Schedule of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

24

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a summary of the inputs used, as of September 30, 2018, involving the Fund’s assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Brandes Value NextShares
Common Stocks
Communication Services	$189,414	$—	$—	$189,414
Consumer Discretionary	75,137	—	—	75,137
Consumer Staples	37,081	—	—	37,081
Energy	79,349	—	—	79,349
Financials	514,083	—	—	514,083
Health Care	512,934	—	—	512,934
Industrials	127,088	—	—	127,088
Information Technology	239,483	—	—	239,483
Real Estate	19,387	—	—	19,387

Total Common Stocks	1,793,956	—	—	1,793,956

Preferred Stocks
Financials	51,376	—	—	51,376

Total Preferred Stocks	51,376	—	—	51,376

Money Market Funds	214,841	—	—	214,841

Total Investments in Securities	$2,060,173	$—	$—	$2,060,173

There were no Level 3 securities in the Fund at the beginning or the end of the period ended September 30, 2018.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.30% based upon the Fund’s average daily net assets. For the period ended September 30, 2018, the Fund incurred $2,162 in advisory fees.

Certain officers and trustees of the Trust are also officers of the Advisor.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund’s annual operating expenses, including repayment of previous waivers, to 0.40% of the Fund’s average daily net assets through January 31, 2020 (the “Expense Cap Agreement”).

25

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

The Fund may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.

Any reimbursements of fee waivers made by the Advisor to the Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement. Under the Expense Cap Agreement that was in place during the period covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. For the period ended September 30, 2018, the Advisor waived expenses and/or reimbursed the Fund $134,544. Repayment rights expire as follows:

Potential Recovery Expiring through September 30, 2021
$134,544

B.

Administration Fee.  U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Fund’s expense accruals. For these services, the Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in performance of its duties. The amounts paid directly to the Administrator by the Fund for administrative services are included in the Administration fees in the Statement of Operations.

C.

Distribution Fee.  ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution expenses are paid by the Advisor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to the Rule 12b-1 under the Investment Company Act of 1940. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan does not exceed 0.25% of the average daily net assets of the Fund. As of September 30, 2018, the Plan had not been activated for the Fund.

26

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 4 – PURCHASE AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the period ended September 30, 2018:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$—	$—	$1,897,684	$81,744

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). Creation Units may be purchased or redeemed only by or through broker-dealers or institutional investors that have entered into agreements with the Fund’s Distributor (“Authorized Participants”). The Fund issues and redeems Creation Units in return for the securities, instruments and/or cash (the “Basket”) that the Fund specifies each business day. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition.

NOTE 6 – FEDERAL INCOME TAX MATTERS

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the period ended September 30, 2018, the Fund made the following permanent book-to-tax reclassifications primarily related to the organizational costs that occured:

Undistributed Net Investment Income	Net Realized Gain	Paid-In Capital
$26	$—	$(26)

As of September 30, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$2,036,608

Gross tax unrealized appreciation	90,285
Gross tax unrealized depreciation	(66,720)

Net unrealized appreciation on investments	23,565
Distributable ordinary income	7,009
Distributable long-term capital gains	—

Total distributable earnings	7,009

Other accumulated gains	—

Total accumulated gains	$30,574

27

Brandes Value NextShares

NOTES TO FINANCIAL STATEMENTS — (continued)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

The tax compositions of dividends for the period ended September 30, 2018 for the Fund were as follows:

Ordinary Income	Long Term Capital Gains
$10,658	$—

For the period ended September 30, 2018, the Fund did not have any capital loss carryforwards.

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt this disclosure in this report.

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures is November 5, 2018. Management is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

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Brandes Value NextShares

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of

Brandes Value NextShares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Value NextShares (one of the funds constituting Brandes Investment Trust, hereafter referred to as the “Fund”) as of September 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 15, 2018 (commencement of operations) through September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period February 15, 2018 (commencement of operations) through September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audit provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 21, 2018

We have served as the auditor of one or more investment companies in the Brandes Investment Partners LP Investment Company Complex since 2011.

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Brandes Value NextShares

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the period ended September 30, 2018, none of the ordinary distributions paid by the Fund qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the period ended September 30, 2018, none of the ordinary distributions paid by the Fund, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c). Under Section 852(b)(3)(c) of the Revenue Code, the Fund designated $0 as long-term capital gain dividends for the period ended September 30, 2018.

The percentage of dividend income distributed for the period ended September 30, 2018, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 74.94% for the Fund. Of the dividends paid by the Fund, 74.07% qualify for the corporate dividends received deduction.

DISTRIBUTION OF DISCOUNTS AND PREMIUMS

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recent calendar year may be found at http://www.nextshares.com.

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Brandes Value NextShares

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers and service providers, subject to the Fund’s investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments , from 1997 to 2014	10	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1957)	Trustee	Since April 2008	Retired.	10	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1952)	Trustee	Since April 2008	Retired.	10	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee and Chairman	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	10	None

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Brandes Value NextShares

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1962)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	10	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1961)	Trustee and President	Since July 2006	Executive Director of the Advisor.	10	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Born: 1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

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Brandes Value NextShares

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISORBrandes Investment Partners, L.P.11988 El Camino Real, Suite 600San Diego, CA 92130800.331.2979DISTRIBUTOR ALPS Distributors, Inc.1290 Broadway, #1100 Denver, CO 80203 TRANSFER AGENT U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP 601 South Figueroa Street Los Angeles, CA 90017 LEGAL COUNSEL Morgan, Lewis & Bockius LLP 300 S. Grand Avenue, 22nd Floor Los Angeles, CA 90071 This report is intended for shareholders of the Brandes Value NextShares and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change. Brandes Investments trust

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert Fitzgerald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$303,055	$287,970
Audit-Related Fees	None	None
Tax Fees	$87,121	$72,198
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust

By (Signature and Title)* /s/ Jeff Busby
Jeff Busby, President and Principal Executive Officer

Date 11/27/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeff Busby
Jeff Busby, President and Principal Executive Officer

Date 11/27/18

By (Signature and Title)* /s/ Gary Iwamura
Gary Iwamura, Treasurer and Principal Financial Officer

Date 11/27/18

* Print the name and title of each signing officer under his or her signature.